                                                                    EXHIBIT 10.4


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            WESTOWER HOLDINGS LTD.
                         WESTOWER COMMUNICATIONS LTD.


                               CREDIT AGREEMENT


                           Dated as of June 9, 1998


                            BANKBOSTON, N.A., Agent

                               -----------------

                          BANCBOSTON SECURITIES INC.,
                         Syndication Agent and Manager

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                               Page
1.       Definitions; Certain Rules of Construction.............................................................  1
         ------------------------------------------

2.       The Credits............................................................................................ 27
         -----------
         2.1.     Revolving Credit.............................................................................. 27
                  ----------------
                  2.1.1.   Revolving Loan....................................................................... 27
                           --------------
                  2.1.2.   Maximum Amount of Revolving Credit................................................... 27
                           ----------------------------------
                  2.1.3.   Borrowing Requests................................................................... 29
                           ------------------
                  2.1.4.   Revolving Notes...................................................................... 29
                           ---------------
                  2.1.5.   Disproportionate Advances............................................................ 30
                           -------------------------
         2.2.     Canadian Credit............................................................................... 31
                  ---------------
                  2.2.1.   Canadian Loan........................................................................ 31
                           -------------
                  2.2.2.   Maximum Amount of Canadian Credit.................................................... 31
                           ---------------------------------
                  2.2.3.   Borrowing Requests................................................................... 33
                           ------------------
                  2.2.4.   Canadian Note........................................................................ 34
                           -------------
         2.3.     Bankers' Acceptances.......................................................................... 34
                  --------------------
                  2.3.1.   Requests for Bankers' Acceptances.................................................... 34
                           ---------------------------------
                  2.3.2.   Form of Bankers' Acceptances......................................................... 34
                           ----------------------------
                  2.3.3.   Sale of Bankers' Acceptances......................................................... 35
                           ----------------------------
                  2.3.4.   Size and Maturity of Bankers' Acceptances and Rollovers.............................. 35
                           -------------------------------------------------------
                  2.3.5.   Payment of Bankers' Acceptances...................................................... 35
                           -------------------------------
                  2.3.6.   Waiver............................................................................... 36
                           ------
                  2.3.7.   Degree of Care....................................................................... 36
                           --------------
                  2.3.8.   Indemnity............................................................................ 36
                           ---------
                  2.3.9.   Obligations Absolute................................................................. 36
                           --------------------
                  2.3.10.   Depository Bills and Notes Act...................................................... 37
                            ------------------------------
                  2.3.11.   Prohibited Use of Bankers' Acceptances.............................................. 37
                            --------------------------------------
         2.4.     Letters of Credit............................................................................. 37
                  -----------------
                  2.4.1.   Issuance of Letters of Credit........................................................ 37
                           -----------------------------
                  2.4.2.   Requests for Letters of Credit....................................................... 37
                           ------------------------------
                  2.4.3.   Form and Expiration of Letters of Credit............................................. 38
                           ----------------------------------------
                  2.4.4.   Lenders' Participation in Letters of Credit.......................................... 38
                           -------------------------------------------
                  2.4.5.   Reimbursement of Payment............................................................. 38
                           ------------------------
                  2.4.6.   Uniform Customs and Practice......................................................... 38
                           ----------------------------
                  2.4.7.   Subrogation.......................................................................... 40
                           -----------
                  2.4.8.   Modification, Consent, etc........................................................... 40
                           --------------------------
         2.5.     Application of Proceeds....................................................................... 41
                  -----------------------
                  2.5.1.   Revolving Loan....................................................................... 41
                           -------------
                  2.5.2.   Canadian Loan........................................................................ 41
                           -------------

                                                                                                               Page
                  2.5.3.   Letters of Credit................................................................     41
                           -----------------
                  2.5.4.   Specifically Prohibited Applications.............................................     41
                           ------------------------------------
         2.6.     Nature of Obligations of Lenders to Make Extensions of Credit.............................     41
                  -------------------------------------------------------------

3.       Interest; Eurodollar Pricing Options; Fees.........................................................     41
         ------------------------------------------
         3.1.     Interest..................................................................................     41
                  --------
         3.2.     Eurodollar Pricing Options................................................................     42
                  --------------------------
                  3.2.1.   Election of Eurodollar Pricing Options...........................................     42
                           --------------------------------------
                  3.2.2.   Notice to Lenders and Borrowers..................................................     43
                           -------------------------------
                  3.2.3.   Selection of Eurodollar Interest Periods.........................................     43
                           ----------------------------------------
                  3.2.4.   Additional Interest..............................................................     44
                           -------------------
                  3.2.5.   Violation of Legal Requirements..................................................     44
                           -------------------------------
                  3.2.6.   Funding Procedure................................................................     44
                           -----------------
         3.3.     Commitment Fees...........................................................................     45
                  ---------------
         3.4.     Letter of Credit Fees.....................................................................     45
                  ---------------------
         3.5.     Changes in Circumstances; Yield Protection................................................     45
                  ------------------------------------------
                  3.5.1.   Reserve Requirements, etc........................................................     45
                           -------------------------
                  3.5.2.   Taxes............................................................................     46
                           -----
                  3.5.3.   Capital Adequacy.................................................................     46
                           ----------------
                  3.5.4.   Regulatory Changes...............................................................     46
                           ------------------
                  3.5.5.   Compensation Claims..............................................................     47
                           -------------------
                  3.5.6.   Mitigation.......................................................................     47
                           ----------
         3.6.     Computations of Interest and Fees.........................................................     47
                  ---------------------------------

4.       Payment............................................................................................     48
         -------
         4.1.     Payment at Maturity.......................................................................     48
                  -------------------
         4.2.     Contingent Required Prepayments...........................................................     48
                  -------------------------------
                  4.2.1.   Excess Credit Exposure...........................................................     48
                           ----------------------
                  4.2.2.   Excess Cash Flow.................................................................     48
                           -----------------
                  4.2.3.   Net Asset Sale Proceeds..........................................................     48
                           -----------------------
                  4.2.4.   Net Debt Proceeds................................................................     49
                           -----------------
                  4.2.5.   Net Equity Proceeds..............................................................     49
                           -------------------
         4.3.     Voluntary Prepayments.....................................................................     49
                  ---------------------
         4.4.     Letters of Credit.........................................................................     49
                  -----------------
         4.5.     Bankers' Acceptances......................................................................     50
                  --------------------
         4.6.     Reborrowing; Application of Payments, etc.................................................     50
                  ------------------------------------------
                  4.6.1.   Reborrowing......................................................................     50
                           -----------
                  4.6.2.   Order of Application.............................................................     50
                           --------------------
                  4.6.3.   Payment Due......................................................................     51
                           -----------
                  4.6.4.   Payments for Lenders.............................................................     51
                           --------------------
         4.7.     Currency of Payments......................................................................     51
                  --------------------

                                                                                                          Page
5.       Conditions to Extending Credit................................................................   51
         ------------------------------
         5.1.     Conditions on Initial Closing Date...................................................   51
                  ----------------------------------
                  5.1.1.   Notes.......................................................................   51
                           -----
                  5.1.2.   Payment of Fees.............................................................   52
                           ---------------
                  5.1.3.   Legal Opinions..............................................................   52
                           --------------
                  5.1.4.   Guarantee and Security Agreement; Canadian Guarantee and Security Documents.   52
                           ---------------------------------------------------------------------------
                  5.1.5.   Real Estate Collateral......................................................   53
                           ----------------------
                  5.1.6.   Perfection of Security......................................................   53
                           ----------------------
                  5.1.7.   Exercise of Warrants........................................................   53
                           --------------------
                  5.1.8.   Solvency, etc...............................................................   53
                           -------------
                  5.1.9.   Adverse Market Change.......................................................   54
                           ---------------------
                  5.1.10.   Proper Proceedings.........................................................   54
                            ------------------
                  5.1.11.   General....................................................................   54
                            -------
         5.2.     Conditions  to Each  Extension  of Credit............................................   54
                  -----------------------------------------
                  5.2.1.  Officer's Certificate........................................................   54
                          ---------------------
                  5.2.2.  Legality, etc................................................................   55
                          -------------

6.       General Covenants.............................................................................   55
         -----------------
         6.1.     Taxes and Other Charges; Accounts Payable............................................   55
                  -----------------------------------------
                  6.1.1.   Taxes and Other Charges.....................................................   55
                           -----------------------
                  6.1.2.   Accounts Payable............................................................   55
                           ----------------
         6.2.     Conduct of Business, etc.............................................................   55
                  ------------------------
                  6.2.1.   Types of Business...........................................................   55
                           -----------------
                  6.2.2.   Maintenance of Properties...................................................   56
                           -------------------------
                  6.2.3.   Statutory Compliance........................................................   56
                           --------------------
                  6.2.4.   Compliance with Material Agreements.........................................   56
                           -----------------------------------
         6.3.     Insurance............................................................................   56
                  ---------
                  6.3.1.   Business Interruption Insurance.............................................   56
                           -------------------------------
                  6.3.2.   Property Insurance..........................................................   56
                           ------------------
                  6.3.3.   Liability Insurance.........................................................   57
                           -------------------
                  6.3.4.   Key Executive Life Insurance................................................   57
                           ----------------------------
                  6.3.5.   Flood Insurance.............................................................   57
                           ---------------
         6.4.     Financial Statements and Reports.....................................................   57
                  --------------------------------
                  6.4.1.   Annual Reports..............................................................   57
                           --------------
                  6.4.2.   Quarterly Reports...........................................................   59
                           -----------------
                  6.4.3.   Currency Exchange Report; Compliance........................................   60
                           ------------------------------------
                  6.4.4.   Tower Acquisition Reports...................................................   60
                           -------------------------
                  6.4.5.   Other Reports...............................................................   61
                           -------------
                  6.4.6.   Notice of Litigation, Defaults, etc.........................................   61
                           -----------------------------------

                                                                                                        Page
                  6.4.7.   ERISA Reports.............................................................     61
                           -------------
                  6.4.8.   Other Information; Audit..................................................     62
                           ------------------------
         6.5.     Certain Financial Tests............................................................     62
                  -----------------------
                  6.5.1.   Consolidated Total Debt to Consolidated Adjusted EBITDA...................     62
                           -------------------------------------------------------
                  6.5.2.   Consolidated Senior Debt to Consolidated Adjusted EBITDA..................     63
                           --------------------------------------------------------
                  6.5.3.   Consolidated EBITDA to Consolidated Interest Expense......................     63
                           ----------------------------------------------------
                  6.5.4.   Consolidated EBITDA to Consolidated Fixed Charges.........................     63
                           -------------------------------------------------
                  6.5.5.   Consolidated Adjusted EBITDA..............................................     63
                           ----------------------------
                  6.5.6.   Consolidated Net Worth....................................................     64
                           ----------------------
                  6.5.7.   Capital Expenditures......................................................     64
                           --------------------
         6.6.     Indebtedness.......................................................................     64
                  ------------
         6.7.     Guarantees; Letters of Credit......................................................     65
                  -----------------------------
         6.8.     Liens..............................................................................     66
                  -----
         6.9.     Investments and Acquisitions.......................................................     67
                  ----------------------------
         6.10.    Distributions......................................................................     68
                  -------------
         6.11.    Asset Dispositions and Mergers.....................................................     68
                  ------------------------------
         6.12.    Issuance of Stock by Subsidiaries; Subsidiary Distributions........................     70
                  -----------------------------------------------------------
                  6.12.1.   Issuance of Stock by Subsidiaries........................................     70
                            ---------------------------------
                  6.12.2.   No Restrictions on Subsidiary Distributions..............................     70
                            -------------------------------------------
         6.13.    Voluntary Prepayments of Other Indebtedness........................................     70
                  -------------------------------------------
         6.14.    Derivative Contracts...............................................................     70
                  --------------------
         6.15.    Negative Pledge Clauses............................................................     70
                  -----------------------
         6.16.    ERISA, etc.........................................................................     71
                  ----------
         6.17.    Transactions with Affiliates.......................................................     71
                  ----------------------------
         6.18.    Interest Rate Protection...........................................................     71
                  ------------------------
         6.19.    Environmental Laws.................................................................     71
                  ------------------
                  6.19.1.   Compliance with Law and Permits..........................................     71
                            -------------------------------
                  6.19.2.   Notice of Claims, etc....................................................     71
                            ---------------------
         6.20.    Tower Matters......................................................................     72
                  -------------
                  6.20.1.   Tower Construction Requirements..........................................     72
                            -------------------------------
                  6.20.2.   No Removal of Towers.....................................................     72
                            --------------------
                  6.20.3.   Pledged Towers...........................................................     72
                            --------------

7.       Representations and Warranties..............................................................     73
         ------------------------------
         7.1.     Organization and Business..........................................................     73
                  -------------------------
                  7.1.1.   The Company...............................................................     73
                           -----------
                  7.1.2.   Subsidiaries..............................................................     73
                           ------------
                  7.1.3.   Qualification.............................................................     74
                           -------------
                  7.1.4.   Capitalization............................................................     74
                           --------------
         7.2.     Financial Statements and Other Information; Material Agreements....................     74
                  ---------------------------------------------------------------
                  7.2.1.   Financial Statements and Other Information................................     74
                           ------------------------------------------

                                                                                                        Page
                  7.2.2.   Material Agreements........................................................    76
                           -------------------
         7.3.     Agreements Relating to Financing Debt, Investments, etc.............................    76
                  -------------------------------------------------------
         7.4.     Changes in Condition................................................................    77
                  --------------------
         7.5.     Title to Assets.....................................................................    77
                  ---------------
         7.6.     Operations in Conformity With Law, etc..............................................    77
                  --------------------------------------
         7.7.     Litigation..........................................................................    77
                  ----------
         7.8.     Authorization and Enforceability....................................................    77
                  --------------------------------
         7.9.     No Legal Obstacle to Agreements.....................................................    78
                  -------------------------------
         7.10.    Defaults............................................................................    78
                  --------
         7.11.    Licenses, etc.......................................................................    78
                  -------------
         7.12.    Tax Returns.........................................................................    79
                  -----------
         7.13.    Certain Business Representations....................................................    79
                  --------------------------------
                  7.13.1.   Labor Relations...........................................................    79
                            ---------------
                  7.13.2.   Antitrust.................................................................    79
                            ---------
                  7.13.3.   Real Property Leases......................................................    79
                            --------------------
                  7.13.4.   FCC, CRTC and FAA Matters.................................................    80
                            -------------------------
                  7.13.5.   Year 2000 Issues..........................................................    80
                            ----------------
                  7.13.6.   Future Expenditures.......................................................    80
                            -------------------
                  7.13.7.   Senior Subordinated Notes.................................................    80
                            -------------------------
                  7.13.8.   Payment of Fees...........................................................    80
                            ---------------
         7.14.    Environmental Regulations...........................................................    80
                  -------------------------
                  7.14.1.   Environmental Compliance..................................................    80
                            ------------------------
                  7.14.2.   Environmental Litigation..................................................    81
                            ------------------------
                  7.14.3.   Hazardous Material........................................................    81
                            ------------------
                  7.14.4.   Environmental Condition of Properties.....................................    82
                            -------------------------------------
         7.15.    Pension Plans.......................................................................    82
                  -------------
         7.16.    Government Regulation; Margin Stock.................................................    82
                  -----------------------------------
                  7.16.1.   Government Regulation.....................................................    82
                            ---------------------
                  7.16.2.   Margin Stock..............................................................    82
                            ------------
         7.17.    Disclosure..........................................................................    82
                  ----------

8.       Defaults.....................................................................................    83
         --------
         8.1.     Events of Default...................................................................    83
                  -----------------
                  8.1.1.  Payment.....................................................................    83
                          -------
                  8.1.2.  Specified Covenants.........................................................    83
                          -------------------
                  8.1.3.  Other Covenants.............................................................    83
                          ---------------
                  8.1.4.  Representations and Warranties..............................................    83
                          ------------------------------
                  8.1.5.  Material Financing Debt Cross Default, etc..................................    83
                          ------------------------------------------
                  8.1.6.  Ownership; Liquidation; etc.................................................    84
                          ---------------------------
                  8.1.7.  Enforceability, etc.........................................................    84
                          -------------------
                  8.1.8.  Judgments...................................................................    85
                          ---------

                                                                                                        Page
                  8.1.9.  ERISA.......................................................................    85
                          -----
                  8.1.10.  Bankruptcy, etc............................................................    85
                           ---------------
         8.2.     Certain Actions Following an Event of Default.......................................    86
                  ---------------------------------------------
                  8.2.1.   Terminate Obligation to Extend Credit......................................    86
                           -------------------------------------
                  8.2.2.   Specific Performance; Exercise of Rights...................................    86
                           ----------------------------------------
                  8.2.3.   Acceleration...............................................................    86
                           ------------
                  8.2.4.   Enforcement of Payment; Credit Security; Setoff............................    87
                           -----------------------------------------------
                  8.2.5.   Cumulative Remedies........................................................    87
                           -------------------
         8.3.     Annulment of Defaults...............................................................    87
                  ---------------------
         8.4.     Waivers.............................................................................    87
                  -------

9.       Expenses; Indemnity..........................................................................    88
         -------------------
         9.1.     Expenses............................................................................    88
                  --------
         9.2.     General Indemnity...................................................................    88
                  -----------------
         9.3.     Indemnity with Respect to Foreign Currency Transactions.............................    89
                  -------------------------------------------------------
         9.4.     Indemnity With Respect to Letters of Credit.........................................    89
                  -------------------------------------------

10.      Operations;  Agent...........................................................................    90
         ------------------
         10.1.    Interests  in  Credits..............................................................    90
                  ----------------------
         10.2.    Agent's Authority to Act, etc.......................................................    90
                  -----------------------------
         10.3.    Borrowers to Pay Agent, etc.........................................................    90
                  ---------------------------
         10.4.    Lender Operations for Advances, Letters of Credit, etc..............................    90
                  ------------------------------------------------------
                  10.4.1.   Advances..................................................................    90
                            --------
                  10.4.2.   Letters of Credit.........................................................    91
                            -----------------
                  10.4.3.   Agent to Allocate Payments, etc...........................................    91
                            -------------------------------
                  10.4.4.   Delinquent Lenders; Nonperforming Lenders.................................    91
                            -----------------------------------------
         10.5.    Sharing of Payments, etc............................................................    92
                  ------------------------
         10.6.    Agent's Resignation.................................................................    93
                  -------------------
         10.7.    Concerning the Agent................................................................    93
                  --------------------
                  10.7.1.   Action in Good Faith, etc.................................................    93
                            -------------------------
                  10.7.2.   No Implied Duties, etc....................................................    94
                            ----------------------
                  10.7.3.   Validity, etc.............................................................    94
                            -------------
                  10.7.4.   Compliance................................................................    94
                            ----------
                  10.7.5.   Employment of Agents and Counsel..........................................    94
                            --------------------------------
                  10.7.6.   Reliance on Documents and Counsel.........................................    94
                            ---------------------------------
                  10.7.7.   Agent's Reimbursement.....................................................    95
                            ---------------------
         10.8.    Rights as a Lender..................................................................    95
                  ------------------
         10.9.    Independent Credit Decision.........................................................    95
                  ---------------------------
         10.10.   Indemnification.....................................................................    96
                  ---------------

11.      Successors and Assigns; Lender Assignments and Participations................................    96
         -------------------------------------------------------------

                                                                                                        Page
         11.1.    Assignments by Lenders..............................................................    96
                  ----------------------
                  11.1.1.   Assignees and Assignment Procedures.......................................    96
                            -----------------------------------
                  11.1.2.   Terms of Assignment and Acceptance........................................    97
                            ----------------------------------
                  11.1.3.   Register..................................................................    98
                            --------
                  11.1.4.   Acceptance of Assignment and Assumption...................................    98
                            ---------------------------------------
                  11.1.5.   Federal Reserve Bank......................................................    99
                            --------------------
                  11.1.6.   Further Assurances........................................................    99
                            ------------------
         11.2.    Credit Participants.................................................................    99
                  -------------------
         11.3.    Replacement of Lender...............................................................   100
                  ---------------------

12.      Confidentiality..............................................................................   101
         ---------------

13.      Foreign Lenders..............................................................................   101
         ---------------

14.      Notices......................................................................................   102
         -------

15.      Amendments, Consents, Waivers, etc...........................................................   103
         ----------------------------------
         15.1.    Lender Consents for Amendments......................................................   103
                  ------------------------------
         15.2.    Course of Dealing; No Implied Waivers...............................................   105
                  -------------------------------------

16.      General Provisions...........................................................................   105
         ------------------
         16.1.    Defeasance..........................................................................   105
                  ----------
         16.2.    No Strict Construction..............................................................   105
                  ----------------------
         16.3.    Certain Obligor Acknowledgments.....................................................   106
                  -------------------------------
         16.4.    Venue; Service of Process; Certain Waivers..........................................   106
                  ------------------------------------------
         16.5.    WAIVER OF JURY TRIAL................................................................   107
                  --------------------
         16.6.    Interpretation; Governing Law; etc..................................................   107
                  ----------------------------------

                                   EXHIBITS


2.1.4          -  Revolving Note

2.2.4          -  Canadian Note

5.1.4          -  Guarantee and Security Agreement

5.2.1          -  Officer's Certificate

6.4.           -  Compliance Certificate

6.6.8          -  Subordination Terms for Tower Debt

6.20.3A        -  Mortgage (U.S. and Canadian versions)

6.20.3B        -  Leasehold Mortgage (U.S. and Canadian versions)

6.20.3C        -  Estoppel and Consent Letter

6.20.3D        -  Local Real Estate Opinion

7.1            -  Company and its Subsidiaries

7.2.2          -  Material Agreements

7.3            -  Financing Debt, Certain Investments, etc.

7.14           -  Hazardous Material Sites

7.15           -  Multi-employer and Defined Benefit Plans

10.1           -  Percentage Interests

11.1.1         -  Assignment and Acceptance

                            WESTOWER HOLDINGS LTD.
                         WESTOWER COMMUNICATIONS LTD.

                               CREDIT AGREEMENT


     This Agreement, dated as of June 9, 1998, is among Westower Corporation, a Washington corporation, the Subsidiaries of Westower Corporation from time to time party hereto, including Westower Holdings Ltd., a Wyoming corporation, and Westower Communications Ltd., a British Columbia, Canada corporation, the Lenders from time to time party hereto and BankBoston, N.A., both in its capacity as a Lender and in its capacity as agent for itself and the other Lenders. The parties agree as follows:

     Recitals:  Pursuant to this Agreement, the Lenders are extending to the
     --------
U.S. Borrower a $75,000,000 revolving credit facility, including a $10,000,000 sub-allotment for Letters of Credit and a $10,000,000 sub-allotment for a revolving loan and Bankers' Acceptances facility to the Canadian Borrower of $10,000,000 in the Equivalent Amount of United States Funds to be made by the Canadian Lender in Canadian Funds. All the credit facilities mature on April 25, 2005. These credit facilities are guaranteed by the Company and the Company's Subsidiaries and are secured by liens on substantially all the assets of the Company and its Subsidiaries (including the stock of Subsidiaries and real estate on which Towers contributing at least 85% of Consolidated Tower Revenues are located) and a pledge of the stock of the Borrowers and of all of the direct and indirect subsidiaries of the Company. The proceeds of these credit facilities may be used to acquire and construct Towers, to acquire Tower Companies, for working capital and for general corporate purposes, as provided herein.

1.   Definitions; Certain Rules of Construction.  Certain capitalized terms are
     ------------------------------------------
used in this Agreement and in the other Credit Documents with the specific meanings defined below in this Section 1. Except as otherwise explicitly specified to the contrary or unless the context clearly requires otherwise, (a) the capitalized term "Section" refers to sections of this Agreement, (b) the capitalized term "Exhibit" refers to exhibits to this Agreement, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect, (g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Agreement and the other Credit Documents, (h) references to "Dollars" or "$" mean United States Funds and (i) references to "C$" mean Canadian Funds. References to "the date hereof" mean the date first set forth above.

     1.1.   "Accumulated Benefit Obligations" means the actuarial present value
             -------------------------------
of the accumulated benefit obligations under any Plan, calculated in accordance with Statement No. 87 of the Financial Accounting Standards Board.

     1.2.   "Affected Lender" is defined in Section 11.3.
             ---------------

     1.3.   "Affiliate" means, with respect to the Company (or any other
             ---------
specified Person), any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or such specified Person), and shall include (a) any officer or director or general partner of the Company (or such specified Person), (b) any Person of which the Company (or such specified Person) or any Affiliate (as defined in clause (a) above) of the Company (or such specified Person) shall, directly or indirectly, beneficially own either (i) at least 10% of the outstanding equity securities having the general power to vote or (ii) at least 10% of all equity interests or
(c) any Person directly or indirectly controlling the Company (or such specified Person) through a management agreement, voting agreement or other contract.

     1.4.   "Agent" means BankBoston in its capacity as agent for the Lenders
             -----
hereunder, as well as its successors and assigns in such capacity pursuant to
Section 10.6.

     1.5.   "Agreed Currency" is defined in Section 9.3.
             ---------------

     1.6.   "Agreement" means this Credit Agreement as from time to time
             ---------
amended, modified and in effect.

     1.7.   "Applicable Margin" means (a) through November 30, 1998, no less
             -----------------
than 2.25% (with respect to the Eurodollar Rate and Bankers' Acceptances) and no less than 0.750% (with respect to the Base Rate and the Canadian Prime Rate) and
(b) thereafter, the percentage in the table below set opposite the Reference Total Leverage Ratio.

                                      Base Rate/
                                  Canadian Prime Rate     Eurodollar Rate    Bankers' Acceptance
Reference Total Leverage Ratio     Applicable Margin     Applicable Margin    Applicable Margin
--------------------------------  -------------------   -------------------  -------------------
Greater than 500%                         1.000%              2.500%                2.500%

Less than or equal to 500% but            0.750%              2.250%                2.250%
 greater than 450%

Less than or equal to 450% but            0.500%              2.000%                2.000%
 greater than 400%

Less than or equal to 400% but            0.250%              1.750%                1.750%
 greater than 350%

Less than or equal to 350%                0.000%              1.500%                1.500%

Changes in the Applicable Margin shall occur on the third Banking Day after annual or quarterly financial statements have been furnished to the Lenders in accordance with Sections 6.4.1 or 6.4.2 from time to time; provided, however,
                                                           --------  -------
that the Applicable Margin with respect to Bankers' Acceptances issued before the effective date of a change in the Applicable Margin will not be adjusted. In the event that the financial statements required to be delivered pursuant to Section 6.4.1 or 6.4.2, as applicable, are not delivered when due, then during the period from the third Banking Day following the date such financial statements were due until the date upon which they are actually delivered, the Applicable Margin shall be the maximum amount set forth in the table above.

     1.8.    "Applicable Rate" means, at any date, the sum of:
              ---------------

             (a) (i) with respect to each portion of the Revolving Loan subject to a Eurodollar Pricing Option, the sum of the Applicable Margin (which may change during the Eurodollar Interest Period for such Eurodollar Pricing Option in accordance with the definition of "Applicable Margin") plus the Eurodollar Rate with respect to such
                                  ----
             Eurodollar Pricing Option;

             (ii) with respect to each other portion of the Revolving Loan, the sum of the Applicable Margin plus the Base Rate;
                                          ----

             (iii) with respect to each portion of the Canadian Loan (other than any portion of the Canadian Loan subject to Bankers' Acceptances), the sum of the Applicable Margin plus the Canadian Prime Rate;
                                              ----

     plus    (b)   an additional 2% per annum effective on the day the Agent
     ----
             provides written notice to the Borrowers that the interest rates hereunder are increasing as a result of the occurrence and continuance of an Event of Default until the earlier of such time as (i) such Event of Default is no longer continuing or (ii) such Event of Default is deemed no longer to exist, in each case pursuant to Section 8.3.

     1.9.    "Assignee" is defined in Section 11.1.1.
              --------

     1.10.   "Assignment and Acceptance" is defined in Section 11.1.1.
              -------------------------

     1.11.   "Available Fund" means, at any date, an amount equal to the sum of
              --------------
(a) 50% of Consolidated Net Income calculated for the period (taken as one accounting period) commencing on March 1, 1998 and terminating at the end of the Company's most recently completed fiscal quarter preceding such date plus (b)
                                                                     ----
Available Proceeds.

     1.12.   "Available Proceeds" means, at any date, an amount equal to the sum
              ------------------
of (a) net cash proceeds to the Company raised after March 1, 1998 in all underwritten public offerings or private placements of the Company's capital stock or warrants (other than the warrant issued in connection with the Senior Subordinated Debt) to purchase shares of capital stock (net of any brokers', dealers', placement agents' and underwriters' fees and commissions and other offering or placement expenses), (b) the proceeds from the exercise of options or warrants to purchase capital stock and (c) the amount of Indebtedness that is converted into or exchanged for capital stock of the Company.

     1.13.   "BA Discount Proceeds" means, in respect of any Bankers'
              --------------------
Acceptance, an amount calculated on the applicable Drawdown Date (rounded to the nearest full cent, with one-half of one cent being rounded up) equal to the quotient of:

             (a)  the face amount of such Bankers' Acceptance,

             divided by (b) the sum of one plus the product (rounded to the
             ------- --                    ----
             nearest multiple of 0.001%) of:

                   (i) the BA Discount Rate applicable thereto expressed as a decimal multiplied by
                     -------------

                   (ii) a fraction (A) the numerator of which is the number of days in the term of such Bankers' Acceptance and (B) the denominator of which is 365.

     1.14.   "BA Discount Rate" means, with respect to any Bankers' Acceptance
              ----------------
on any Drawdown Date, the discount rate calculated on the basis of a 365-day year generally quoted by the Canadian Lender and determined in accordance with normal market practice at or about 10:00 a.m. (Toronto time) for bankers' acceptances having a comparable face amount and maturity as such Bankers' Acceptance; provided, however, that in no event shall the foregoing rate exceed
            --------  -------
the sum of (a) 0.07% (calculated on the basis of a 365-day year) plus (b) the
                                                                 ----
average rate for Canadian Dollar bankers' acceptances accepted by the Canadian Lender having a comparable maturity date appearing on the Reuters Screen CDOR Page at 10:00 a.m. (Toronto time) on such Drawdown Date.

     1.15.   "BankBoston" means BankBoston, N.A.
              ----------

     1.16.   "Bankers' Acceptance" means drafts or bills of exchange in Canadian
              -------------------
Funds drawn by the Canadian Borrower and accepted by the Canadian Lender pursuant to this Agreement.

     1.17.   "Bankers' Acceptance Fee" means the product of (a) the product of
              -----------------------
(i) the face amount of each Bankers' Acceptance multiplied by (ii) the Applicable Margin for Bankers' Acceptances multiplied by (b) a fraction, (i) the
                                           ----------
numerator of which is the duration of the term of such Bankers' Acceptance on the basis of the actual number of days to elapse from and including the date of acceptance of a Bankers' Acceptance by the Canadian Lender up to but excluding the maturity date of the Bankers' Acceptance, and (ii) the denominator of which is 365.

     1.18.   "Banking Day" means any day other than Saturday, Sunday or a day on
              -----------
which banks in Boston, Massachusetts or, in the case of the Canadian Loan, banks in Toronto, Canada are authorized or required by law or other governmental action to close and, if such term is used with reference to a Eurodollar Pricing Option, any day on which dealings are effected in the Eurodollars in question by first-class banks in the inter-bank Eurodollar markets in New York, New York.

     1.19.   "Bankruptcy Code" means, collectively, Title 11 of the United
              ---------------
States Code, the Bankruptcy and Insolvency Act (Canada) and the Companies' Creditors Arrangement Act (Canada).

     1.20.   "Bankruptcy Default" means an Event of Default referred to in
              ------------------
Section 8.1.10.

     1.21.   "Base Rate" means, on any date, the greater of (a) the rate of
              ---------
interest announced by BankBoston at the Boston Office as its Base Rate or (b) the sum of 1/2% plus the Federal Funds Rate.
                ----

     1.22.   "Borrowers" means each of the U.S. Borrower and the Canadian
              ---------
Borrower.

     1.23.   "Boston Office" means the principal banking office of BankBoston in
              -------------
Boston, Massachusetts.

     1.24. "By-laws" means all written by-laws, rules, regulations and all other documents relating to the management, governance or internal regulation of any Person other than an individual, or interpretive of the Charter of such Person, all as from time to time in effect.

     1.25.   "Canadian Borrower" means Westower Communications Ltd., a British
              -----------------
Columbia, Canada corporation.

     1.26.   "Canadian Funds" means such coin or currency of Canada as at the
              --------------
time shall be legal tender therein for the payment of public and private debts.

     1.27.   "Canadian Guarantee and Security Documents" is defined in Section
              -----------------------------------------
5.1.4.

     1.28.   "Canadian Lender" means Paribas Bank of Canada, an Affiliate of
              ---------------
Paribas.

     1.29.   "Canadian Loan" means, at any date, the sum of (a) the portion of
              -------------
the Loan advanced to the Canadian Borrower by the Canadian Lender in Canadian Funds pursuant to Section 2.2 plus (b) the face amount of Bankers' Acceptances issued in accordance with Section 2.3 then outstanding. The amount of the Canadian Loan shall be calculated for purposes of the Maximum Amount of Credit and financial covenants as the Equivalent Amount of United States Funds determined by currency exchange rates on the date of each respective advance until such advance is repaid (on a first-advanced, first-repaid method of calculation); provided, however, that in the event that:
--------  -------

             (i) the amount of the Canadian Loan determined on the foregoing basis is more than 5% greater or smaller than

             (ii) the amount of the Canadian Loan calculated as the Equivalent Amount of United States Funds determined by currency exchange rates on the last day of any month in accordance with Section 6.4.3(b), the amount of the Canadian Loan shall be calculated as provided in clause (ii) above.

     1.30.   "Canadian Note" is defined in Section 2.2.4.
              -------------

     1.31.   "Canadian Office" means the principal banking office of Paribas
              ---------------
Bank of Canada in Toronto, Canada.

     1.32.   "Canadian Prime Rate" means, on any day, the greater of:
              -------------------

             (a) the variable rate of interest expressed as a percentage per annum determined, announced and adjusted by the Canadian Lender on such date as its reference rate for commercial loans made by it in Canada in Canadian Funds; and

             (b) the sum of (i) the average rate for 30-day Canadian Funds bankers' acceptances that appears on the Reuters Screen CDOR Page at 10:00 a.m. (Toronto time) on such date plus (ii) 3/4% per annum.
                                      ----

     1.33.   "Capital Expenditures" means, for any period, amounts added or
              --------------------
required to be added to the property, plant and equipment or other fixed assets account on the Consolidated balance sheet of the Company and its Subsidiaries, prepared in accordance with GAAP, in respect of (a) the acquisition, construction, improvement or replacement of land, buildings, machinery, equipment, leaseholds and any other real or personal property, (b) to the extent not included in clause (a) above, materials, contract labor and direct labor relating thereto (excluding amounts properly expensed as repairs and maintenance in accordance with GAAP) and (c) software development costs to the extent not expensed; provided, however, that Capital Expenditures shall not include (i) the
          --------  -------
purchase price for the acquisition of another Person (or substantially all the assets of another Person) as a going concern permitted by Section 6.9, (ii) Tower acquisition costs or (iii) prior to April 30, 2000, Tower construction costs.

     1.34.   "Capitalized Lease" means any lease which is required to be
              -----------------
capitalized on the balance sheet of the lessee in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

     1.35.   "Capitalized Lease Obligations" means the amount of the liability
              -----------------------------
reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with GAAP, including Statement Nos. 13 and 98 of the Financial Accounting Standards Board.

     1.36.   "Cash Equivalents" means:
              ----------------

             (a) negotiable certificates of deposit, time deposits (including sweep accounts), demand deposits and bankers' acceptances having a maturity of nine months or less and issued by any United States financial institution having capital and surplus and undivided profits aggregating at least $100,000,000 and rated at least Prime-1 by Moody's or A-1 by S&P or issued by any Lender;

             (b) corporate obligations having a maturity of nine months or less and rated at least Prime-1 by Moody's or A-1 by S&P or issued by any Lender;

             (c) any direct obligation of the United States of America or any agency or instrumentality thereof, or of any state or municipality thereof,
     (i) which has a remaining maturity at the time of purchase of not more than one year or which is subject to a repurchase agreement with any Lender (or any other financial institution referred to in clause (a) above) exercisable within one year from the time of purchase and (ii) which, in the case of obligations of any state or municipality, is rated at least Aaa by Moody's or AAA by S&P;

             (d) any mutual fund or other pooled investment vehicle rated at least Aa by Moody's or AA by S&P which invests principally in obligations described above; and

             (e) any Investment by a Foreign Subsidiary in its local jurisdiction comparable to the items described above.

     1.37.   "CERCLA" means the federal Comprehensive Environmental Response,
              ------
Compensation and Liability Act of 1980 and any similar statute under Canadian law.

     1.38.   "Charter" means the articles of organization, certificate of
              -------
incorporation, statute, constitution, joint venture agreement, partnership agreement, trust indenture, limited liability company agreement or other charter document of any Person other than an individual, each as from time to time in effect.

     1.39.   "Closing Date" means the Initial Closing Date and each other date
              ------------
on which any extension of credit is made pursuant to Sections 2.1, 2.2, 2.3 or 2.4.

     1.40.   "Code" means the federal Internal Revenue Code of 1986 and any
              ----
similar statute under Canadian law.

     1.41.   "Commitment" means, with respect to any Lender, such Lender's
              ----------
obligations to extend the respective credits contemplated by Section 2 and its interests in such credits at any time outstanding. The original Commitments are set forth in Exhibit 10.1 and the subsequent Commitments are recorded from time to time in the Register.

     1.42.   "Commitment Fee Rate" means, with respect to any Payment Date, (a)
              -------------------
through November 30, 1998, 0.500%, (b) 0.500% in the event that the Reference Total Leverage Ratio exceeds 400%, (c) 0.375% in the event that the Reference Total Leverage Ratio exceeds 350%, but is less than or equal to 400%, and (d) 0.300% in all other events.

     1.43.   "Communications Act" means the federal Communications Act of 1934
              ------------------
and any similar statute under Canadian law.

     1.44.   "Company" means Westower Corporation, a Washington corporation.
              -------

     1.45.   "Computation Covenants" means Sections 6.5, 6.6.7, 6.6.8, 6.6.14,
              ---------------------
6.9.5, 6.10.3, 6.11.2, 6.11.6, 6.11.7 and 6.16 and the definition of "Tower Cash
Flow Availability."

     1.46.   "Consolidated" and "Consolidating", when used with reference to any
              ------------       -------------
term, mean that term as applied to the accounts of the Company (or other specified Person) and all of its Subsidiaries (or other specified group of Persons), or such of its Subsidiaries as may be specified, consolidated (or combined) or consolidating (or combining), as the case may be, in accordance with GAAP and with appropriate deductions for minority interests in Subsidiaries.

     1.47.   "Consolidated Adjusted EBITDA" means, for any period, the total of
              ----------------------------
Consolidated EBITDA minus Consolidated Tower Cash Flow plus Consolidated
                    -----                              ----
Annualized Tower Cash Flow.

     1.48.   "Consolidated Annualized Tower Cash Flow" means, for any fiscal
              ---------------------------------------
quarter, the product of (a) Consolidated Tower Cash Flow multiplied by (b) four.

     1.49.   "Consolidated EBITDA" means, for any period, the total of:
              -------------------

             (a)   Consolidated Net Income;

     plus    (b)   all amounts deducted in computing such Consolidated Net
     ----
                   Income in respect of:

                   (i) depreciation, amortization and other noncash charges (including deferred taxes and excluding reserves),

                   (ii) Consolidated Interest Expense, and

                   (iii) taxes based upon or measured by net income that are
             actually paid in cash during such period,

     minus   (c)   all amounts included in Consolidated Net Income in respect
     -----
                   of deferred income tax benefits.

     1.50.   "Consolidated Excess Cash Flow" means, for any period, the total
              -----------------------------
     of:

             (a)   Consolidated EBITDA,

     minus   (b)   Capital Expenditures,
     -----

     minus   (c)   taxes based upon or measured by net income that are actually
     -----
     paid in cash,

     minus   (d)   Consolidated Fixed Charges (but in no event including
     -----
     contingent prepayments required by Section 4.3),

     minus   (e)   voluntary prepayments of term Financing Debt of the Company
     -----
     and its Subsidiaries permitted by this Agreement.

     1.51.   "Consolidated Fixed Charges" means, for any period, the sum of:
              --------------------------

             (a)   Consolidated Interest Expense,

     plus    (b)   the aggregate amount of all mandatory scheduled payments,
     ----
     mandatory scheduled prepayments, sinking fund payments and mandatory reductions in revolving loans as a result of mandatory reductions in revolving credit availability, all with respect to Financing Debt of the Company and its Subsidiaries in accordance with GAAP on a Consolidated basis, including payments in the nature of principal under Capitalized Leases and Bankers' Acceptances, but in no event including contingent prepayments required by Section 4.3,

     plus    (c)   any mandatory dividends paid or payable in cash by the
     ----
     Company or any of its Subsidiaries to third parties,

     plus    (d)   Capital Expenditures,
     ----

     plus    (e)   taxes based upon or measured by net income that are actually
     ----
     paid in cash during such period.

     1.52.   "Consolidated Interest Expense" means, for any period, the total
              -----------------------------
of:

             (a) the aggregate amount of interest, including commitment fees, payments in the nature of interest under Capitalized Leases, Bankers' Acceptance Fees, discounts on Bankers' Acceptances and net payments under Interest Rate Protection Agreements, accrued by the Company and its Subsidiaries (whether such interest is reflected as an item of expense or capitalized) in accordance in accordance with GAAP on a Consolidated basis,

     minus   (b)   to the extent otherwise included in clause (a) above, the
     -----
     amortization of deferred financing fees and costs, original issue discount relating to Indebtedness and accrued interest on Indebtedness not paid in cash to the extent permitted by the terms, including subordination terms, of such Indebtedness (including PIK Interest),

     plus    (c)   actual cash payments with respect to accrued and unpaid
     ----
     interest (including PIK Interest) that has previously reduced Consolidated Interest Expense pursuant to clause (b) above.

     1.53.   "Consolidated Net Income" means, for any period, the net income (or
              -----------------------
loss) of the Company and its Subsidiaries, determined in accordance with GAAP on a Consolidated basis; provided, however, that in the event during such period
                      --------  -------
the Company and its Subsidiaries make an acquisition permitted by Section 6.9 (whether through stock purchase, asset purchase, merger or consolidation), Consolidated Net Income shall include the income (or loss) of such acquired Person (or acquired assets) accrued during such period prior to the date of such acquisition; and provided, further, however, that Consolidated Net Income shall
                 --------  -------  -------
not include:

             (a)   except as provided in the preceding proviso, the income (or loss) of any Person (other than a Subsidiary) in which the Company or any of its Subsidiaries has an ownership interest; provided, however, that (i)
                                                    --------  -------
     Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Company or such Subsidiary in the form of dividends or similar Distributions and (ii) Consolidated Net Income shall be reduced by the aggregate amount of all Investments, regardless of the form thereof, made by the Company or any of its Subsidiaries in such Person for the purpose of funding any deficit or loss of such Person;

             (b) all amounts included in computing such net income (or loss) in respect of the retirement of any Indebtedness or equity at less than face value after February 28, 1998;

             (c)   extraordinary and nonrecurring gains;

             (d) the income of any Subsidiary to the extent the payment of such income in the form of a Distribution or repayment of Indebtedness to the Company or a Wholly Owned Subsidiary is not permitted, whether on account of any Charter or By-law restriction, any agreement, instrument, deed or lease or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Subsidiary; and

             (e) any after-tax gains or losses attributable to returned surplus assets of any Plan.

     1.54.   "Consolidated Net Worth" means, at any date, (a) all amounts in
              ----------------------
respect of the Company's capital stock, plus the amounts of additional paid-in capital, retained earnings and other items designated as part of the Company's stockholders' equity (without including treasury stock of the Company and any preferred stock of the Company which is referred to in clause (e) of the definition of "Indebtedness"), all of which would appear as such on a Consolidated balance sheet of the Company and its Subsidiaries as of such date prepared in accordance with GAAP.

     1.55.   "Consolidated Senior Debt" means, at any date, the excess of (a)
              ------------------------
Consolidated Total Debt over (b) the outstanding principal amount of the Senior Subordinated Notes.

     1.56.   "Consolidated Total Debt" means, at any date, all Financing Debt of
              -----------------------
the Company and its Subsidiaries on a Consolidated basis.

     1.57.   "Consolidated Tower Cash Flow" means, for any period, the remainder
              ----------------------------
of (a) Consolidated Tower Revenues minus (b) the cash costs of revenues earned
                                   -----
and cash selling, general and administrative expenses (but not Capital Expenditures) associated with the maintenance and operation of Towers.

     1.58.   "Consolidated Tower Revenues" means, for any period:
              ---------------------------

             (a) the net operating revenues (after reductions for discounts, commissions and bad debt reserves) of the Company and its Subsidiaries determined in accordance with GAAP on a Consolidated basis, generated from existing, acquired or constructed Towers, minus
                                               -----

             (b) any proceeds included in such net operating revenues from the sale, refinancing, condemnation or destruction of any Tower assets.

     1.59.   "Credit Documents" means:
              ----------------

             (a) this Agreement, the Notes, each Letter of Credit, each draft presented or accepted under a Letter of Credit, Bankers' Acceptances, drafts or bills of exchange to be accepted as Bankers' Acceptances, the Guarantee and Security Agreement, the Canadian Guarantee and Security Documents, the fee agreement contemplated by Section 5.1.2 and each Interest Rate Protection Agreement provided by a Lender (or an Affiliate of a Lender) to the Company or any of its Subsidiaries, each as from time to time in effect; and

             (b) any other present or future agreement or instrument from time to time entered into among the Company, any of its Subsidiaries or any other Obligor, on one hand, and the Agent, any Letter of Credit Issuer, the Canadian Lender or all the Lenders, on the other hand, relating to, amending or modifying this Agreement or any other Credit Document referred to above or which is stated to be a Credit Document, each as from time to time in effect.

     1.60.   "Credit Exposure" means at any date, collectively, the Revolving
              ---------------
Loan, the Canadian Loan and Letter of Credit Exposure then outstanding.

     1.61.   "Credit Obligations" means all present and future liabilities,
              ------------------
obligations and Indebtedness of the Company, any of its Subsidiaries or any other Obligor owing to the Agent or any Lender (or any Affiliate of a Lender) under or in connection with this Agreement or any other Credit Document, including obligations in respect of principal, interest, Bankers' Acceptances, reimbursement obligations under Letters of Credit and Interest Rate Protection Agreements provided by a Lender (or an Affiliate of a Lender), commitment fees, Letter of Credit fees, amounts provided for in Sections 3.2.4, 3.5 and 9 and other fees, charges, indemnities and expenses from time to time owing hereunder or under any other Credit Document (all whether accruing before or after a Bankruptcy Default and regardless of whether allowed as a claim in bankruptcy or similar proceedings).

     1.62.   "Credit Participant" is defined in Section 11.2.
              ------------------

     1.63.   "Credit Security" means all assets now or from time to time
              ---------------
hereafter subjected to a security interest, mortgage or charge (or intended or required so to be subjected pursuant to the Guarantee and Security Agreement, the Canadian Guarantee and Security Documents or any other Credit Document) to secure the payment or performance of any of the Credit Obligations on a pari passu basis, including the assets described in section 3.1 of the Guarantee and Security Agreement.

     1.64.   "CRTC" means the Canadian Radio-television and Telecommunications
              ----
Commission.

     1.65.   "Default" means any Event of Default and any event or condition
              -------
which with the passage of time or giving of notice, or both, would become an Event of Default, including the filing against the Company, any of its Subsidiaries or any other Obligor of a petition commencing an involuntary case under the Bankruptcy Code.

     1.66.   "Delinquency Period" is defined in Section 10.4.4.
              ------------------

     1.67.   "Delinquent Lender" is defined in Section 10.4.4.
              -----------------

     1.68.   "Delinquent Payment" is defined in Section 10.4.4.
              ------------------

     1.69.   "Disproportionate Advance" is defined in Section 2.1.5.
              ------------------------

     1.70.   "Distribution" means, with respect to the Company (or other
              ------------
specified Person):

             (a) the declaration or payment of any dividend or distribution on or in respect of any shares of any class of capital stock of or other equity interests in the Company (or such specified Person);

             (b) the purchase, redemption or other retirement of any shares of any class of capital stock of or other equity interest in the Company (or such specified Person) or of options, warrants or other rights for the purchase of such shares, directly, indirectly through a Subsidiary or otherwise;

             (c) any other distribution on or in respect of any shares of any class of capital stock of or equity or other beneficial interest in the Company (or such specified Person);

             (d) any payment of principal or interest with respect to, or any purchase, redemption or defeasance of, any Financing Debt of the Company (or such specified Person) which by its terms or the terms of any agreement is subordinated to the payment of the Credit Obligations; and

             (e) any payment, loan or advance by the Company (or such specified Person) to, or any other Investment by the Company (or such specified Person) in, the holder of any shares of any class of capital stock of or equity interest in the Company (or such specified Person), or any Affiliate of such holder (including the payment of management and transaction fees and expenses);

provided, however, that the term "Distribution" shall not include (i) dividends
--------  -------
payable in perpetual common stock of or other similar equity interests in the Company (or such specified Person) or (ii) payments in the ordinary course of business in respect of (A) reasonable compensation paid to employees, officers and directors, (B) advances and reimbursements to employees for travel expenses, drawing accounts, relocation costs and similar expenditures, or (C) rent paid to, or accounts payable for services rendered or goods sold by, non-Affiliates that own capital stock of or other equity interests in the Company (or such specified Person).

     1.71.   "Domestic Subsidiary" means any Subsidiary that is not a Foreign
              -------------------
Subsidiary.

     1.72.   "Drawdown Date" means the date on which Bankers' Acceptances are
              -------------
created and purchased (or completed drafts are purchased with respect to Bankers' Acceptances) by the Canadian Lender under Section 2.3.

     1.73.   "Environmental Laws" means all applicable federal, provincial,
              ------------------
state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, including the federal Occupational Health and Safety Act.

     1.74.   "Equivalent Amount of United States Funds" means, as of any date,
              ----------------------------------------
with respect to a particular amount of Canadian Funds outstanding or to be borrowed or paid at a particular place, an amount of United States Funds which will enable the Canadian Lender to purchase such amount of Canadian Funds, computed at the Canadian Lender's spot rate on such date at the place in question; provided, however, that if no rate of exchange exists for effecting
          --------  -------
such spot purchases, the Equivalent Amount of United States Funds shall mean the amount of United States Funds equivalent to the actual cost to the Canadian Lender of obtaining the Canadian Funds in the amount and at the place in question on such date. For purposes of determining the amount of the Canadian Loan at any date, the applicable Equivalent Amount of United States Funds will be determined as follows:

      (a) for purposes of determining the Maximum Amount of Canadian Credit with respect to availability for an advance of the Canadian Loan, the Equivalent Amount of United States Funds as of the proposed Closing Date for such advance shall be used.

     (b) for all other purposes, the Equivalent Amount of United States Funds as of the end of the most recent month for which a currency exchange report is then required to be furnished by Section 6.4.3.

     1.75.   "ERISA" means the federal Employee Retirement Income Security Act
              -----
of 1974 and any similar statute under Canadian law.

     1.76.   "ERISA Group Person" means the Company, any of its Subsidiaries and
              ------------------
any Person which is a member of the controlled group or under common control with the Company or any of its Subsidiaries within the meaning of section 414 of the Code or section 4001(a)(14) of ERISA.

     1.77.   "Estoppel and Consent Letters" is defined in Section 6.20.3.
              ----------------------------

     1.78.   "Eurodollars" means, with respect to any Lender, deposits of United
              -----------
States Funds in a non-United States office or an international banking facility of such Lender.

     1.79.   "Eurodollar Basic Rate" means, for any Eurodollar Interest Period,
              ---------------------
the rate of interest at which Eurodollar deposits which have a term corresponding to such Eurodollar Interest Period are offered to the Agent by first class banks in the inter-bank Eurodollar market for delivery in immediately available funds at a Eurodollar Office on the first day of such Eurodollar Interest Period as determined by the Agent at approximately 10:00 a.m. (Boston time) two Banking Days prior to the date upon which such Eurodollar Interest Period is to commence (which determination by the Agent shall, in the absence of manifest error, be conclusive).

     1.80.   "Eurodollar Interest Period" means any period, selected as provided
              --------------------------
in Section 3.2.1, of one, two, three or six months, commencing on any Banking Day and ending on the corresponding date in the subsequent calendar month so indicated (or, if such subsequent calendar month has no corresponding date, on the last day of such subsequent calendar month); provided, however, that subject
                                                 --------  -------
to Section 3.2.3, if any Eurodollar Interest Period so selected would otherwise begin or end on a date which is not a Banking Day, such Eurodollar Interest Period shall instead begin or end, as the case may be, on the immediately preceding or succeeding Banking Day as determined by the Agent in accordance with the then current banking practice in the inter-bank Eurodollar market with respect to Eurodollar deposits at the applicable Eurodollar Office, which determination by the Agent shall, in the absence of manifest error, be conclusive.

     1.81.   "Eurodollar Office" means such non-United States office or
              -----------------
international banking facility of any Lender as such Lender may from time to time select.

     1.82.   "Eurodollar Pricing Options" means the options granted pursuant to
              --------------------------
Section 3.2.1 to have the interest on any portion of the Loan computed on the basis of a Eurodollar Rate.

     1.83.   "Eurodollar Rate" for any Eurodollar Interest Period means the
              ---------------
rate, rounded upward to the nearest 1/100%, obtained by dividing (a) the Eurodollar Basic Rate for such Eurodollar Interest Period by (b) an amount equal to 1 minus the Eurodollar Reserve Rate; provided, however, that if at any time
     -----                              --------  -------
during such Eurodollar Interest Period the Eurodollar Reserve Rate applicable to any outstanding Eurodollar Pricing Option changes, the Eurodollar Rate for such Eurodollar Interest Period shall automatically be adjusted to reflect such change, effective as of the date of such change to the extent required by the Legal Requirement implementing such change.

     1.84.   "Eurodollar Reserve Rate" means the stated maximum rate (expressed
              -----------------------
as a decimal) of all reserves (including any basic, supplemental, marginal or emergency reserve or any reserve asset), if any, as from time to time in effect, required by any Legal Requirement to be maintained by any Lender against (a) "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System applicable to Eurodollar Pricing Options, (b) any other category of liabilities that includes Eurodollar deposits by reference to which the interest rate on portions of the Loan subject to Eurodollar Pricing Options is determined, (c) the principal amount of or interest on any portion of the Loan subject to a Eurodollar Pricing Option or
(d) any other category of extensions of credit, or other assets, that includes loans subject to a Eurodollar Pricing Option by a non-United States office of any of the Lenders to United States residents, in each case without the benefits of credits for prorations, exceptions or offsets that may be available to a Lender.

     1.85.   "Event of Default" is defined in Section 8.1.
              ----------------

     1.86.   "Exchange Act" means the federal Securities Exchange Act of 1934.
              ------------

     1.87.   "FAA" means the Federal Aviation Administration.
              ---

     1.88.   "FCC" means the Federal Communications Commission.
              ---

     1.89.   "Federal Funds Rate" means, for any day, the rate equal to the
              ------------------
weighted average (rounded upward to the nearest 1/16%) of (a) the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as such weighted average is published for such day (or, if such day is not a Banking Day, for the immediately preceding Banking Day) by the Federal Reserve Bank of New York or (b) if such rate is not so published for such Banking Day, quotations received by the Agent from three federal funds brokers of recognized standing selected by the Agent. Each determination by the Agent of the Federal Funds Rate shall, in the absence of manifest error, be conclusive.

     1.90.   "Final Maturity Date" means April 25, 2005.
              -------------------

     1.91.   "Financial Officer" of the Company (or other specified Person)
              -----------------
means its chief executive officer, chief financial officer, chief operating officer, chairman, president, treasurer, controller or any of its vice presidents whose primary responsibility is for its financial affairs, in each case whose incumbency and signatures have been certified to the Agent by the secretary or other appropriate attesting officer of the Company (or such specified Person).

     1.92.   "Financing Debt" means each of the items described in clauses (a)
              --------------
through (f) of the definition of the term "Indebtedness" and, without duplication, any Guarantees of such items.

     1.93.   "Foreign Subsidiary" means each Subsidiary that is organized under
              ------------------
the laws of, and conducting its business primarily in a jurisdiction outside of, the United States of America and that is not domesticated or dually incorporated under the laws of the United States of America or the states thereof.

     1.94.   "Funding Liability" means (a) any Eurodollar deposit which was used
              -----------------
(or deemed by Section 3.2.6 to have been used) to fund any portion of the Loan subject to a Eurodollar Pricing Option, and (b) any portion of the Loan subject to a Eurodollar Pricing Option funded (or deemed by Section 3.2.6 to have been funded) with the proceeds of any such Eurodollar deposit.

     1.95.   "GAAP" means generally accepted accounting principles as from time
              ----
to time in effect, including the statements and interpretations of the United States Financial Accounting Standards Board; provided, however, that (a) for
                                             --------  -------
purposes of compliance with Sections 4.2.2, 6

(other than Section 6.4) and the related definitions, "GAAP" means such principles as in effect on February 28, 1998 as applied by the Company and its Subsidiaries in the preparation of the most recent annual statements referred to in Section 7.2.1(a), and consistently followed, without giving effect to any subsequent changes thereto and (b) in the event of a change in generally accepted accounting principles after such date, either the Company or the Required Lenders may request a change in the definition of "GAAP", in which case the parties hereto shall negotiate in good faith with respect to an amendment of this Agreement implementing such change.

     1.96.   "Guarantee" means, with respect to the Company (or other specified
              ---------
Person):

             (a) any guarantee by the Company (or such specified Person) of the payment or performance of, or any contingent obligation by the Company (or such specified Person) in respect of, any Indebtedness or other obligation of any primary obligor;

             (b) any other arrangement whereby credit is extended to a primary obligor on the basis of any promise or undertaking of the Company (or such specified Person), including any binding "comfort letter" or "keep well agreement" written by the Company (or such specified Person), to a creditor or prospective creditor of such primary obligor, to (i) pay the Indebtedness of such primary obligor, (ii) purchase an obligation owed by such primary obligor, (iii) pay for the purchase or lease of assets or services regardless of the actual delivery thereof or (iv) maintain the capital, working capital, solvency or general financial condition of such primary obligor;

             (c) any liability of the Company (or such specified Person), as a general partner of a partnership in respect of Indebtedness or other obligations of such partnership;

             (d) any liability of the Company (or such specified Person) as a joint venturer of a joint venture in respect of Indebtedness or other obligations of such joint venture;

             (e) any liability of the Company (or such specified Person) with respect to the tax liability of others as a member of a group (other than a group consisting solely of the Company and its Subsidiaries) that is consolidated for tax purposes; and

             (f) reimbursement obligations, whether contingent or matured, of the Company (or such specified Person) with respect to letters of credit, bankers acceptances, surety bonds, other financial guarantees and Interest Rate Protection Agreements, in each case whether or not any of the foregoing are reflected on the balance sheet of the Company (or such specified Person) or in a footnote thereto; provided, however, that the term "Guarantee" shall not include endorsements for
--------  -------
collection or deposit in the ordinary course of business. The amount of any Guarantee and the amount of Indebtedness resulting from such Guarantee shall be the maximum amount that the guarantor may become obligated to pay in respect of the obligations (whether or not such obligations are outstanding at the time of computation).

     1.97.    "Guarantee and Security Agreement" is defined in Section 5.1.4.
               --------------------------------

     1.98.    "Guarantor" means the Company and each of its Subsidiaries party
               ---------
to, or which subsequently becomes party to, the Guarantee and Security Agreement or the Canadian Guarantee and Security Documents as a Guarantor.

     1.99.    "Hazardous Material" means any pollutant, toxic or hazardous
               ------------------
material or waste, including any "hazardous substance" or "pollutant" or "contaminant" as defined in section 101(14) of CERCLA or any other Environmental Law or regulated as toxic or hazardous under RCRA or any other Environmental Law.

     1.100.   "Indebtedness" means all obligations, contingent or otherwise,
               ------------
which in accordance with GAAP are required to be classified upon the balance sheet of the Company (or other specified Person) as liabilities, but in any event including (without duplication):

              (a)   borrowed money;

              (b) indebtedness evidenced by notes, debentures or similar instruments;

              (c)   Capitalized Lease Obligations;

              (d) the deferred purchase price of assets, services or securities, including related noncompetition, consulting and stock repurchase obligations (other than ordinary trade accounts payable within six months after the incurrence thereof in the ordinary course of business);

              (e) mandatory redemption or dividend rights on capital stock (or other equity);

              (f) reimbursement obligations, whether contingent or matured, with respect to letters of credit, Bankers' Acceptances and similar instruments, surety bonds, other financial guarantees and Interest Rate Protection Agreements (without duplication of other Indebtedness supported or guaranteed thereby);

              (g)   unfunded pension liabilities;

              (h) obligations that are immediately and directly due and payable out of the proceeds of or production from property;

              (i) liabilities secured by any Lien existing on property owned or acquired by the Company (or such specified Person), whether or not the liability secured thereby shall have been assumed; and

              (j)   all Guarantees in respect of Indebtedness of others.

     1.101.   "Indemnified Party" is defined in Section 9.2.
               -----------------

     1.102.   "Initial Closing Date" means such date agreed to by the Company
               --------------------
and the Agent as the Closing Date for the first extension of credit hereunder.

     1.103.   "Interest Rate Protection Agreement" means any interest rate swap,
               ----------------------------------
interest rate cap, interest rate hedge or other contractual arrangement that converts variable interest rates into fixed interest rates, fixed interest rates into variable interest rates or other similar arrangements.

     1.104.   "Investment" means, with respect to the Company (or other
               ----------
specified Person):

              (a) any share of capital stock, partnership or other equity interest, evidence of Indebtedness or other security issued by any other Person;

              (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person;

              (c)   any Guarantee of the obligations of any other Person;

              (d) any acquisition of all, or any division or similar operating unit of, the business of any other Person or the assets comprising such business, division or unit; and

              (e)   any other similar investment.

     The investments described in the foregoing clauses (a) through (e) shall be included in the term "Investment" whether they are made or acquired by purchase, exchange, issuance of stock or other securities, merger, reorganization or any other method; provided, however, that the term "Investment" shall not include
              --------  -------
(i) trade and customer accounts receivable for property leased, goods furnished or services rendered in the ordinary course of business and payable within one year in accordance with customary trade terms, (ii) deposits, advances or prepayments to suppliers for property leased or licensed, goods furnished and services rendered in the ordinary course of business, (iii) advances to employees for relocation and travel expenses, drawing accounts and similar expenditures, (iv) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due to the Company (or such specified Person) or as security for any such Indebtedness or claim or (v) demand deposits in banks or similar financial institutions.

     In determining the amount of outstanding Investments:

              (A)  the amount of any Investment shall be the cost thereof minus
                                                                          -----
      any returns of capital in cash on such Investment (determined in accordance with GAAP without regard to amounts realized as income on such Investment);

              (B) the amount of any Investment in respect of a purchase described in clause (d) above shall include the amount of any Financing Debt assumed in connection with such purchase or secured by any asset acquired in such purchase (whether or not any Financing Debt is assumed) or for which any Person that becomes a Subsidiary is liable on the date on which the securities of such Person are acquired; and

              (C) no Investment shall be increased as the result of an increase in the undistributed retained earnings of the Person in which the Investment was made or decreased as a result of an equity interest in the losses of such Person.

     1.105.   "Leases" means the leases with respect to real property on which
               ------
Towers are located.

     1.106.   "Legal Requirement" means any present or future requirement
               -----------------
imposed upon any of the Lenders or the Company and its Subsidiaries by any law, statute, rule, regulation, directive, order, decree or guideline (or any interpretation thereof by courts or of administrative bodies) of the United States of America or Canada, or any jurisdiction in which any Eurodollar Office is located or any state or political subdivision of any of the foregoing, or by any board, governmental or administrative agency, central bank or monetary authority of the United States of America or Canada, any jurisdiction in which any Eurodollar Office is located or where the Company or any of its Subsidiaries owns property or conducts its business, or any political subdivision of any of the foregoing. Any such law, statute, rule, regulation, directive, order, decree, guideline or interpretation imposed on any of the Lenders not having the force of law shall be deemed to be a Legal Requirement for purposes of Section 3 if such Lender reasonably believes that compliance therewith is customary commercial practice.

     1.107.   "Lender" means each of the Persons listed as lenders on the
               ------
signature page hereto, including BankBoston in its capacity as a Lender and such other Persons who may from time to time own a Percentage Interest in the Credit Obligations, but the term "Lender" shall not include any Credit Participant.

     1.108.   "Lending Officer" means such individuals whom the Agent (or the
               ---------------
Canadian Lender, as the case may be) may designate by notice to the Borrowers from time to time as an officer or employee who may receive telephone requests for extensions of credit under Sections 2.1.3 and 2.4.2 (or Sections 2.2.3 or 2.3.1, as the case may be).

     1.109.   "Letter of Credit" is defined in Section 2.4.1.
               ----------------

     1.110.    "Letter of Credit Exposure" means, at any date, the sum of (a)
                -------------------------
the aggregate face amount of all drafts that may then or thereafter be presented by beneficiaries under all Letters of Credit then outstanding, plus (b) the aggregate face amount of all drafts that the Letter of Credit Issuer has previously accepted under Letters of Credit but has not paid.

     1.111.    "Letter of Credit Issuer" means, for any Letter of Credit,
                -----------------------
BankBoston or, in the event BankBoston does not for any reason issue a requested Letter of Credit, another Lender selected by the U.S. Borrower to issue such Letter of Credit.

     1.112.    "License Agreements" means any license or lease agreements
                ------------------
between the Company or one of its Subsidiaries, on one hand, and its customers, on the other hand, for the licensing or leasing of space on any Tower.

     1.113.    "Lien" means, with respect to the Company (or any other specified
                ----
Person):

               (a) any lien, encumbrance, mortgage, pledge, charge or security interest of any kind upon any property or assets of the Company (or such specified Person), whether now owned or hereafter acquired, or upon the income or profits therefrom;

               (b) the acquisition of, or the agreement to acquire, any property or asset upon conditional sale or subject to any other title retention agreement, device or arrangement (including a Capitalized Lease);

               (c) the sale, assignment, pledge or transfer for security of any accounts, general intangibles or chattel paper of the Company (or such specified Person), with or without recourse;

               (d) the transfer of any tangible property or assets for the purpose of subjecting such items to the payment of previously outstanding Indebtedness in priority to payment of the general creditors of the Company (or such specified Person); and

               (e) the existence for a period of more than 120 consecutive days of any Indebtedness against the Company (or such specified Person) which if unpaid would by law or upon a Bankruptcy Default be given any priority over general creditors.

     1.114.    "Loan" means, collectively, the Revolving Loan and the Canadian
                ----
Loan.

     1.115.    "Margin Stock" means "margin stock" within the meaning of
                ------------
Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     1.116.    "Material Adverse Change" means, since any specified date or from
                -----------------------
the circumstances existing immediately prior to the happening of any specified event, a material adverse change in (a) the business, assets, financial condition, income or prospects of the Company and its Subsidiaries (on a Consolidated basis), whether as a result of (i) general economic conditions affecting the wireless telecommunications industry, (ii) difficulties in obtaining supplies and raw materials, (iii) fire, flood or other natural calamities, (iv) environmental pollution, (v) regulatory changes, judicial decisions, war or other governmental action or (vi) any other event or development, whether or not related to those enumerated above or (b) the ability of the Obligors taken as a whole to perform their material obligations under the Credit Documents or (c) the rights and remedies of the Agent and the Lenders under the Credit Documents (to the extent not caused by the gross negligence or willful misconduct of the Agent or the Lenders).

     1.117.    "Material Agreements" is defined in Section 7.2.2.
                -------------------

     1.118.    "Material Financing Debt" means any Financing Debt (other than
                -----------------------
the Credit Obligations) outstanding in an aggregate amount of principal (whether or not due) and accrued interest exceeding $500,000.

     1.119.    "Maximum Amount of Canadian Credit" is defined in Section 2.2.2.
                ---------------------------------

     1.120.    "Maximum Amount of Revolving Credit" is defined in Section 2.1.2.
                ----------------------------------

     1.121.    "Moody's" means Moody's Investors Service, Inc.
                -------

     1.122.    "Mortgages" means the mortgages and the deeds of trust (and the
                ---------
leasehold mortgages and leasehold deeds of trust) executed by the Company or any of its Subsidiaries in favor of the Agent for the benefit of the Lenders, encumbering the real property or leaseholds upon which Towers are located, in substantially the form of Exhibits 6.20.3A and 6.20.3B, respectively.

     1.123.    "Multiemployer Plan" means any Plan that is a "multiemployer
                ------------------
plan" as defined in section 4001(a)(3) of ERISA.

     1.124.    "Net Asset Sale Proceeds" means the cash proceeds of the sale or
                -----------------------
disposition of assets (including by way of merger), and the cash proceeds of any insurance payments on account of the destruction or loss of property, by the Company or any of its Subsidiaries after the Initial Closing Date, net of (a) any Indebtedness permitted by Section 6.6.7 (purchase money Indebtedness and Capitalized Leases) secured by assets being sold in such transaction required to be paid from such proceeds, (b) income taxes that, as estimated by the Company in good faith, will be required to be paid by the Company or any of its Subsidiaries in cash as a result of, and within 16 months after, such sale or disposition, (c) reasonable reserves for liabilities, escrows and purchase price adjustments resulting from the sale of assets and (d) all reasonable expenses of the Company or any of its Subsidiaries payable in connection with the sale or disposition; provided, however, that "Net Asset Sale Proceeds" shall not include
             --------  -------
cash proceeds:

                    (i) of asset sales permitted by Section 6.11.1, 6.11.2 and 6.11.8,

                    (ii)   of mergers permitted by Section 6.11.3 or

                    (iii) in an amount not exceeding $250,000 in any fiscal year in the aggregate that will be used to acquire replacement or other assets within 180 days after such sale, disposition, destruction or loss; provided, however, that if any amount in this clause (iii) is not actually used to acquire replacement or other assets within such 180-day period, such amount shall become Net Asset Sale Proceeds.

     1.125.    "Net Debt Proceeds" means cash proceeds (net of reasonable
                -----------------
out-of-pocket transaction fees and expenses) from the incurrence by the Company or any of its Subsidiaries after the Initial Closing Date of Financing Debt other than Financing Debt permitted by Sections 6.6.1 (the Loan), 6.6.7 (purchase money Indebtedness and Capitalized Leases), 6.6.8 (seller debt),
6.6.10 (intercompany Indebtedness), 6.6.11 (Senior Subordinated Debt and 6.6.14 (other Indebtedness).

     1.126.    "Net Equity Proceeds" means the cash proceeds (net of reasonable
                -------------------
out-of-pocket fees and expenses) received by the Company or any of its Subsidiaries in connection with any issuance by the Company or any of its Subsidiaries after the Initial Closing Date of any shares of its capital stock, other equity interests or options, warrants or other purchase rights to acquire such capital stock or other equity interests to, or receipt of a capital contribution from, any Person (other than any Obligors or their officers, employees and directors) other than warrants issued in connection with the Senior Subordinated Notes.

     1.127.    "Nonperforming Lender" is defined in Section 10.4.4.
                --------------------

     1.128.    "Notes" means, collectively, the Revolving Notes and the Canadian
                -----
Note.

     1.129     "Obligor" means the Borrowers, the Company, each other Guarantor
               -------
and each other Person guaranteeing or providing collateral for the Credit Obligations.

     1.130.    "Offering Memorandum" is defined in Section 7.2.1.
                -------------------

     1.131.    "Overdue Reimbursement Rate" means, at any date, the highest
                --------------------------
Applicable Rate then in effect.

     1.132.    "Payment Date" means (a) the last Banking Day of each February,
                ------------
May, August and November, beginning on the first such date after the date hereof and (b) the Final Maturity Date.

     1.133.    "PBGC" means the Pension Benefit Guaranty Corporation or any
                ----
successor entity.

     1.134.    "PCS A-F Block Provider" means (a) a licensee of personal
                ----------------------
communications services frequencies who was licensed by the FCC (i) in auctions of the A-block, B-block, D-block, E-block, or F-block frequencies concluded in 1995, 1996 and 1997 or (ii) in other auctions for which the field of bidders is not restricted by size or other economic factors and (b) any Person holding any such license acquired by assignment, disaggregation or partitioning subsequent to such auction.

     1.135.    "PCS C-Block Provider" means (a) a licensee of 30 MHz personal
                --------------------
communication services frequencies who was licensed by the FCC in the C-block auction concluded in May 1996 and (b) any other licensee of personal communications services frequencies who was licensed by the FCC in a special auction restricted to small or disadvantaged businesses.

     1.136.    "Percentage Interest" means, with respect to any Lender, the
                -------------------
Commitment of such Lender with respect to the respective portions of the Loan and Letter of Credit Exposure. For purposes of determining votes or consents by the Lenders, the Percentage Interest of any Lender shall be computed as follows:
(a) at all times when no Event of Default under Section 8.1.1 and no Bankruptcy Default exists, the ratio that the respective Commitments of such Lender bears to the total Commitments of all Lenders as from time to time in effect and reflected in the Register, and (b) at all other times, the ratio that the respective amounts of the outstanding Loan and Letter of Credit Exposure owing to such Lender bear to the total outstanding Loan and Letter of Credit Exposure owing to all Lenders.

     1.137.    "Performing Lender" is defined in Section 10.4.4.
                -----------------

     1.138.    "Person" means any present or future natural person or any
                ------
corporation, association, partnership, joint venture, limited liability, joint stock or other company, business trust, trust, organization, business or government or any governmental agency or political subdivision thereof.

     1.139.    "PIK Interest" means any accrued interest payments on Financing
                ------------
Debt that are postponed or made through the issuance of "payment-in-kind" notes or other similar securities (including book-entry accrual with respect to such postponed interest payments), all in accordance with the terms of such Financing Debt; provided, however, that in no event shall PIK Interest include payments
      --------  -------
made with cash or Cash Equivalents.

     1.140.    "Plan" means, at any date, any pension benefit plan subject to
                ----
Title IV of ERISA maintained, or to which contributions have been made or are required to be made, by any ERISA Group Person within six years prior to such date and any pension benefit plan subject to a similar statute under Canadian law.

     1.141.    "Pledged Towers" means, on any date, Towers with respect to which
                --------------
the Lenders hold a perfected, first priority security interest in the Towers and the real property or leasehold upon which such Towers are located and, in the case of leaseholds, the Lenders have received an Estoppel and Consent Letter from the lessor.

     1.142. "RCRA" means the federal Resource Conservation and Recovery Act, 42 U.S.C. section 690, et seq. and any similar statute under Canadian law.
                       -- ---

     1.143.    "Reference Total Leverage Ratio" means, on any date, the ratio of
                ------------------------------
(a) Consolidated Total Debt as of the end of the most recent period of four consecutive fiscal quarters for which financial statements have been furnished to the Lenders in accordance with Sections 6.4.1 and 6.4.2 prior to such date to
(b) Consolidated Adjusted EBITDA for such period.

     1.144.    "Register" is defined in Section 11.1.3.
                --------

     1.145.    "Related Fund" means, with respect to any Lender that is a fund
                ------------
that invests in senior bank loans, any other fund that invests in senior bank loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     1.146.    "Replacement Lender" is defined in Section 11.3.
                ------------------

     1.147.    "Required Lenders" means, with respect to any approval, consent,
                ----------------
modification, waiver or other action to be taken by the Agent or the Lenders under the Credit Documents which require action by the Required Lenders, such Lenders as own at least two thirds of the Percentage Interests; provided,
                                                                --------
however, that with respect to any matters referred to in the proviso to Section
-------
15.1, Required Lenders means such Lenders as own at least the respective portions of the Percentage Interests required by Section 15.1.

     1.148.    "Revolving Loan" is defined in Section 2.1.4.
                --------------

     1.149.    "Revolving Notes" is defined in Section 2.1.4.
                ---------------

     1.150.    "S&P" means Standard & Poor's, a division of The McGraw Hill
                ---
Companies, Inc.

     1.151.    "Securities Act" means the federal Securities Act of 1933 and any
                --------------
similar statutes under Canadian law.

     1.152.    "Senior Subordinated Notes" means the Senior Subordinated
                -------------------------
Convertible Notes of the Company, dated June 1, 1998, issued in the original principal amount of $15,000,000.

     1.153.    "Senior Subordinated Notes Purchase Agreement" means the Purchase
                --------------------------------------------
Agreement dated as of May 11, 1998, as in effect on the date hereof and as subsequently amended in accordance with Section 6.2.4, between the Company and the initial purchaser of the Senior Subordinated Notes.

     1.154.    "Subsidiary" means any Person of which the Company (or other
                ----------
specified Person) shall at the time, directly or indirectly through one or more of its Subsidiaries, (a) own at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally, (b) hold at least 50% of the partnership, joint venture or similar interests or (c) be a general partner or joint venturer.

     1.155.    "Syndication Agent" means BancBoston Securities Inc., a Delaware
                -----------------
corporation.

     1.156.    "Tax" means any present or future tax, levy, duty, impost,
                ---
deduction, withholding or other charges of whatever nature at any time required by any Legal Requirement (a) to be paid by any Lender or (b) to be withheld or deducted from any payment otherwise required hereby to be made to any Lender, in each case on or with respect to its obligations hereunder, the Loan, any payment in respect of the Credit Obligations or any Funding Liability not included in the foregoing; provided, however, that the term "Tax" shall not include taxes
               --------  -------
imposed upon or measured by the net income of such Lender or franchise taxes that are imposed in lieu of net income taxes; provided, further, however, that
                                              --------  -------  -------
the term "Tax" shall include withholding taxes in any event.

     1.157.    "Tower Cash Flow Availability" means, at any date, an amount
                ----------------------------
equal to the sum of (a) $15,000,000 plus (b) the product of:
                                    ----

                    (i) Consolidated Annualized Tower Cash Flow for the most recently completed fiscal quarter for which financial statements have been furnished to the Lenders in accordance with Section
               6.4.1 or 6.4.2 prior to such date multiplied by
                                                 -------------

                    (ii) the percentage of (A) Consolidated Senior Debt divided
                                                                        -------
               by (B) Consolidated Adjusted EBITDA required by Section 6.5.2 as
               --
               of the end of such fiscal quarter.

     1.158.    "Tower Company" means a corporation or any other entity engaged
                -------------
primarily in the business of owning and/or operating Towers and leasing space thereon to tenants.

     1.159.    "Towers" means towers for wireless telecommunications and
                ------
broadcast carriers.

     1.160.    "Tranche" means each of the Revolving Loan and the Canadian Loan,
                -------
considered as a separate credit facility.

     1.161.    "Uniform Customs and Practice" is defined in Section 2.4.6.
                ----------------------------

     1.162.    "United States Funds" means such coin or currency of the United
                -------------------
States of America as at the time shall be legal tender therein for the payment of public and private debts.

     1.163.    "U.S. Borrower" means Westower Holdings Ltd., a Wyoming
                -------------
 corporation.

     1.164.    "Wholly Owned Subsidiary" means any Subsidiary of which all of
                -----------------------
the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally (other than directors' qualifying shares and, in the case of Foreign Subsidiaries, shares required by Legal Requirements to be held by foreign nationals) is owned by the Company (or other specified Person) directly, or indirectly through one or more Wholly Owned Subsidiaries.

2.   The Credits.
     -----------

     2.1       Revolving Credit.
               ----------------

               2.1.1. Revolving Loan. Subject to all the terms and conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the Final Maturity Date the Lenders will, severally in accordance with their respective Commitments in the Revolving Loan, make loans to the U.S. Borrower in such amounts of United States Funds as may be requested by the U.S. Borrower in accordance with Section 2.1.3. The sum of the aggregate principal amount of loans made under this Section 2.1.1 at any one time outstanding plus the Letter of
                                                          ----
     Credit Exposure plus the Canadian Loan shall in no event exceed the lesser
                     ----
     of (a) Tower Cash Flow Availability or (b) the Maximum Amount of Revolving Credit. In no event will the principal amount of loans at any one time outstanding made by any Lender pursuant to this Section 2.1, together with such Lender's Percentage Interest in the Letter of Credit Exposure, exceed such Lender's Commitment with respect to the Revolving Loan.

               2.1.2.  Maximum Amount of Revolving Credit.  The term "Maximum
                       ----------------------------------             -------
     Amount of Revolving Credit" means, on any date, the lesser of (a) (i) the
     --------------------------
     amount specified opposite such date in the table below:

                         Period                     Amount
                         ------                     ------

               Prior to August 31, 2000..........  $75,000,000

               August 31, 2000 through
                November 29, 2000................  $72,187,500

               November 30, 2000 through
                February 27, 2001................  $69,375,000

               February 28, 2001 through
                May 30, 2001.....................  $66,562,500

               May 31, 2001 through
                August 30, 2001..................  $63,750,000

               August 31, 2001 through
                November 29, 2001................  $60,000,000

               November 30, 2001 through
                February 27, 2002................  $56,250,000

               February 28, 2002 through
                May 30, 2002.....................  $52,500,000

               May 31, 2002 through
                August 30, 2002..................  $48,750,000

               August 31, 2002 through
                November 29, 2002................  $45,000,000

               November 30, 2002 through
                February 27, 2003................  $41,250,000

               February 28, 2003 through
                May 30, 2003.....................  $37,500,000

               May 31, 2003 through
                August 30, 2003..................  $33,750,000

               August 31, 2003 through
                November 29, 2003................  $30,000,000

               November 30, 2003 through
                February 28, 2004................  $26,250,000

               February 29, 2004 through
                May 30, 2004.....................  $22,500,000

               May 31, 2004 through

                August 30, 2004..................  $18,750,000

               August 31, 2004 through
                November 29, 2004................  $14,062,500

               November 30, 2004 through
                February 27, 2005................  $ 9,375,000

               February 28, 2005 through
                April 24, 2005...................  $ 4,687,500

               Final Maturity Date...............  $         0

     minus (ii) Net Asset Sale Proceeds described in Section 4.2.3, Net Debt
     -----
     Proceeds described in Section 4.2.4 and Net Equity Proceeds described in
     Section 4.2.5, in each case to the extent allocable to the Revolving Loan in accordance with Section 4.5.2, minus (iii) the amount of Consolidated
                                       -----
     Excess Cash Flow described from time to time in Section 4.2.2 to the extent allocable to the Revolving Loan in accordance with Section 4.5.2, or (b) the amount (in an integral multiple of $1,000,000) to which the then applicable amount set forth in such table shall have been irrevocably reduced from time to time by notice from the U.S. Borrower to the Agent. The U.S. Borrower shall not give a notice reducing the amount applicable to any period in the table above unless it shall also reduce the amounts applicable to all subsequent periods in such table to at least the same specified lower amount, so that the Maximum Amount of Revolving Credit for any subsequent period shall not exceed the reduced Maximum Amount of Revolving Credit applicable to any prior period.

               2.1.3.  Borrowing Requests.  The U.S. Borrower may from time to
                       ------------------
     time request a loan under Section 2.1.1 by providing to the Agent an irrevocable notice (which may be given by a telephone call received by a Lending Officer if promptly confirmed in writing). Such notice must be not later than 1:00 p.m. (Boston time) on the first Banking Day (third Banking Day if any portion of such loan will be subject to a Eurodollar Pricing Option on the requested Closing Date) prior to the requested Closing Date for such loan. The notice must specify (a) the amount of the requested loan, which shall be not less than $1,000,000 and an integral multiple of $100,000 and (b) the requested Closing Date therefor, which shall be a Banking Day. Upon receipt of such notice, the Agent will promptly inform each other Lender (by telephone or otherwise). Each such loan will be made at the Boston Office by depositing the amount thereof to the general account of the U.S. Borrower with the Agent. In connection with each such loan, the U.S. Borrower shall furnish to the Agent a certificate in substantially the form of Exhibit 5.2.1.

               2.1.4.  Revolving Notes.  The aggregate principal amount of the
                       ---------------
     loans outstanding from time to time under this Section 2.1 is referred to as the "Revolving
             ---------

     Loan". The Agent shall keep a record of the Revolving Loan and the
     ----
     respective interests of the Lenders therein as part of the Register, which shall evidence the Revolving Loan. The Revolving Loan shall be deemed owed to each Lender having a Commitment therein severally in accordance with such Lender's Percentage Interest therein, and all payments thereon shall be for the account of each Lender in accordance with its Percentage Interest therein. Upon written request of any Lender, the U.S. Borrower's obligations to pay such Lender's Percentage Interest in the Revolving Loan shall be further evidenced by a separate note of the U.S. Borrower in substantially the form of Exhibit 2.1.4 (the "Revolving Notes"), payable to
                                                   ---------------
     such Lender in accordance with such Lender's Percentage Interest in the Revolving Loan.

               2.1.5.  Disproportionate Advances.
                       -------------------------

               (a) In the event that a request for a loan under Section 2.2 or, at a time when the Canadian Loan is outstanding, this Section 2.1 would cause the outstanding portion of Credit Exposure owned by Paribas and Paribas Bank of Canada to exceed Paribas' Commitment, then the U.S. Borrower and the Lenders shall make such arrangements as shall be necessary so that the Lenders other than Paribas purchase assignments of the Revolving Loan from Paribas so that, after giving effect thereto, the portion of Credit Exposure owned by Paribas and Paribas Bank of Canada does not exceed Paribas' Commitment and the portion of the Revolving Loan that would have been owned by Paribas but for the provisions of this Section
     2.1.5 (a "Disproportionate Advance") shall be owned by the other Lenders in
               ------------------------
     accordance with their relative Percentage Interests in the Revolving Loan. Each Disproportionate Advance must be subject to a Eurodollar Pricing Option in accordance with the terms hereof with a Eurodollar Interest Period commencing no earlier than the date the Disproportionate Advance is created. In the event Eurodollar Pricing Options are for any reason not generally available to the Lenders, the interest on such Disproportionate Advance shall be computed based on the Base Rate.

               (b) Each Lender irrevocably agrees to make such Disproportionate Advance in the amount and in the manner specified above in this Section 2.1.5, notwithstanding (a) whether any conditions specified in Section 5 have been satisfied, (b) that a Default or an Event of Default has occurred and is continuing or (c) the date of such Disproportionate Advance. In the event that any Disproportionate Advance cannot for any reason be made on the date required above (including as a result of the commencement of a proceeding under the Bankruptcy Code), each Lender shall promptly purchase from Paribas as of the date the Disproportionate Advance otherwise would have occurred such participation in the Disproportionate Advance as shall be necessary to cause the Lenders (other than Paribas) to share in the Disproportionate Advance ratably based upon their respective Percentage Interests in the Revolving Loan. In the event of such participations, all interest payable on the Disproportionate Advance shall be for the account of Paribas until the date on which the participations are required to be purchased and, to the extent attributable to the purchased participations, shall be payable to the participants from and after such date. At the time any such purchase of participations is actually made, the purchasing Lender shall pay Paribas interest on the principal amount of the participation purchased at the overnight Federal Funds Rate for each day, commencing with the date the Disproportionate Advance otherwise would have occurred to the date of payment for such participation.

           (c) Each Disproportionate Advance shall be considered part of the Revolving Loan in all respects, with Percentage Interests of the Lenders therein to be different from their Percentage Interests in the balance of the Revolving Loan. Each Disproportionate Advance shall remain outstanding until repaid by the U.S. Borrower; provided, however, that a
                                        --------  -------
     Disproportionate Advance must be repaid by the U.S. Borrower at the end of a Eurodollar Interest Period with respect thereto if at such time the U.S. Borrower may request a borrowing under Section 2.1 in an amount sufficient to repay the Disproportionate Advance without causing the portion of Credit Exposure owned by Paribas and Paribas Bank of Canada to exceed Paribas' Commitment.

     2.2.  Canadian Credit.
           ---------------

           2.2.1. Canadian Loan. Subject to all the terms and conditions of this
                  -------------
Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the Final Maturity Date the Canadian Lender will make extensions of credit for its own account to the Canadian Borrower in such amounts of Canadian Funds as the Canadian Borrower shall request for revolving loans in accordance with Section 2.2.3 or for drafts or bills of exchange for acceptance as Bankers' Acceptances in accordance with Section 2.3. The sum of (a) the aggregate principal amount of loans made under this Section
2.2 at any one time outstanding plus (b) the face amount of Bankers' Acceptances
                                ----
issued in accordance with Section 2.3 then outstanding shall in no event exceed the Maximum Amount of Canadian Credit. The sum of the Canadian Loan plus the Revolving Loan plus Letter of Credit Exposure shall in no event exceed the lesser of (i) Tower Cash Flow Availability or (ii) the Maximum Amount of Revolving Credit. In the event the advance of any extension of credit constituting a portion of the Canadian Loan would cause the Credit Exposure owned by Paribas and Paribas Bank of Canada to exceed Paribas' Commitment, the U.S. Borrower and the Lenders shall create a Disproportionate Advance under
Section 2.1.5.

          2.2.2. Maximum Amount of Canadian Credit.  The term "Maximum Amount of
                 ---------------------------------             -----------------
Canadian Credit" means, on any date, the lesser of (a) (i) the amount specified
---------------
opposite such date in the table below:

                Period                              Amount
                ------                              ------
           Prior to August 31, 2000.............  $10,000,000

           August 31, 2000 through
              November 29, 2000.......  $ 9,625,000

           November 30, 2000 through
              February 27, 2001.......  $ 9,250,000

           February 28, 2001 through
              May 30, 2001............  $ 8,875,000

           May 31, 2001 through
              August 30, 2001.........  $ 8,500,000

           August 31, 2001 through
              November 29, 2001.......  $ 8,000,000

           November 30, 2001 through
              February 27, 2002.......  $ 7,500,000

           February 28, 2002 through
              May 30, 2002............  $ 7,000,000

           May 31, 2002 through
              August 30, 2002.........  $ 6,500,000

           August 31, 2002 through
              November 29, 2002.......  $ 6,000,000

           November 30, 2002 through
              February 27, 2003.......  $ 5,500,000

           February 28, 2003 through
              May 30, 2003............  $ 5,000,000

           May 31, 2003 through
              August 30, 2003.........  $ 4,500,000

           August 31, 2003 through
              November 29, 2003.......  $ 4,000,000

           November 30, 2003 through
              February 28, 2004.......  $ 3,500,000

           February 29, 2004 through

              May 30, 2004............  $ 3,000,000

           May 31, 2004 through
              August 30, 2004.........  $ 2,500,000

           August 31, 2004 through
              November 29, 2004.......  $ 1,875,000

           November 30, 2004 through
              February 27, 2005.......  $ 1,250,000

           February 28, 2005 through
              April 24, 2005..........  $   625,000

           Final Maturity Date........  $         0

     minus (ii) Net Asset Sale Proceeds described in Section 4.2.3, Net Debt
     -----
     Proceeds described in Section 4.2.4 and Net Equity Proceeds described in
     Section 4.2.5, in each case to the extent allocable to the Canadian Loan in accordance with Section 4.5.2, minus (iii) the amount of Consolidated
                                    -----
     Excess Cash Flow described from time to time in Section 4.2.2 to the extent allocable to the Canadian Loan in accordance with Section 4.5.2, or (b) the amount (in an integral multiple of $1,000,000) to which the then applicable amount set forth in such table shall have been irrevocably reduced from time to time by notice from the Canadian Borrower to the Agent. The Canadian Borrower shall not give a notice reducing the amount applicable to any period in the table above unless it shall also reduce the amounts applicable to all subsequent periods in such table to at least the same specified lower amount, so that the Maximum Amount of Canadian Credit for any subsequent period shall not exceed the reduced Maximum Amount of Canadian Credit applicable to any prior period.

          2.2.3. Borrowing Requests. The Canadian Borrower may from time to time
                 ------------------
     request a loan under Section 2.2.1 by providing to the Canadian Lender and the Agent an irrevocable notice (which may be given by a telephone call received by a Lending Officer if promptly confirmed in writing). Such notice must be not later than 1:00 p.m. (Toronto time) on the first Banking Day prior to the requested Closing Date for such loan. The notice must specify (a) the amount in Canadian Funds of the requested loan, which shall be not less than C$1,000,000 in Canadian Funds and an integral multiple of C$100,000 in Canadian Funds and (b) the requested Closing Date therefor, which shall be a Banking Day. Each such loan will be made at the Canadian Office by depositing the amount thereof to the general account of the Canadian Borrower with the Canadian Lender. In connection with each such loan, the Canadian Borrower shall furnish to the Canadian Lender and the Agent a certificate in substantially the form of Exhibit 5.2.1.

          2.2.4. Canadian Note.  The Agent shall keep a record of the Canadian
                 -------------
Loan as part of the Register, which shall evidence the Canadian Loan. The Canadian Loan shall be owed to the Canadian Lender for its own account, and all payments thereon shall be for the account of the Canadian Lender. Upon written request of the Canadian Lender, the Canadian Borrower's obligations to pay the Canadian Lender shall be further evidenced by a note of the Canadian Borrower in substantially the form of Exhibit 2.2.4 (the "Canadian Note").
                                              -------------

     2.3.  Bankers' Acceptances.
           --------------------

           2.3.1. Requests for Bankers' Acceptances.  The Canadian Borrower may
                  ---------------------------------
from time to time request an extension of credit by the Canadian Lender through the acceptance of Bankers' Acceptances by providing to the Canadian Lender and the Agent an irrevocable notice (which may be given by a telephone call received by a Lending Officer if promptly confirmed in writing). Such notice must be not later than 1:00 p.m. (Toronto time) on the first Banking Day prior to the requested Closing Date for such extension of credit. The notice must specify
(a) the amount in Canadian Funds of the requested extension of credit, which shall be not less than C$1,000,000 in Canadian Funds and an integral multiple of C$100,000 in Canadian Funds and (b) the requested Closing Date therefor, which shall be a Banking Day. In connection with each such extension of credit, the Canadian Borrower shall furnish to the Canadian Lender and the Agent a certificate in substantially the form of Exhibit 5.2.1.

           2.3.2. Form of Bankers' Acceptances.  To facilitate the acceptance of
                  ----------------------------
Bankers' Acceptances hereunder, the Canadian Borrower shall from time to time, as required by the Canadian Lender, provide the Canadian Lender with an appropriate number of executed drafts drawn in blank by the Canadian Borrower in the form prescribed from time to time by the Canadian Lender.

           The Canadian Borrower may, at its option, execute any draft by the facsimile signature of any authorized signing officer of the Canadian Borrower, and the Canadian Lender is authorized to accept or pay, as the case may be, any draft of the Canadian Borrower which purports to bear such facsimile signature, notwithstanding that any such individual has ceased to be an authorized signing officer of the Canadian Borrower. Any such draft or Bankers' Acceptance shall be as valid as if the individual were an authorized signing officer of the Canadian Borrower at the date of issuance of such Bankers' Acceptance. Any such draft or Bankers' Acceptance may be treated by the Canadian Lender for all purposes, and shall bind the Canadian Borrower, as if duly signed in the signing officer's own handwriting and issued by the Canadian Borrower. The Canadian Lender shall not be liable for its failure to accept a Bankers' Acceptance as required hereunder if the case of such failure is, in whole or in part, due to the failure of the Canadian Borrower to provide executed drafts to the Canadian Lender on a timely basis.

          The receipt by the Canadian Lender of a request for an extension of credit by way of Bankers' Acceptances shall be sufficient authority for the Canadian Lender to complete, and the Canadian Lender shall complete, subject to the terms and conditions of this Agreement, the pre-signed forms of drafts in accordance with such request, and the drafts so completed shall thereupon be deemed to have been presented for acceptance.

          2.3.3. Sale of Bankers' Acceptances.  For each extension of credit by
                 ----------------------------
     way of Bankers' Acceptances, the Canadian Lender shall arrange, in accordance with normal market practice, for the sale on the Drawdown Date of the Bankers' Acceptances issued by the Canadian Borrower and to be accepted by the Canadian Lender, failing which the Canadian Lender shall purchase its Bankers' Acceptances at the BA Discount Rate.

          The Canadian Lender will make BA Discount Proceeds received by it available to the Canadian Borrower on the Drawdown Date by crediting the general account of the Canadian Borrower with the Canadian Lender.

          Notwithstanding the foregoing, if in the reasonable determination of the Canadian Lender a market for Bankers' Acceptances does not exist at any time, or the Canadian Lender cannot for other reasons readily sell Bankers' Acceptances or perform its other obligations under this Agreement with respect to Bankers' Acceptances, then upon written notice by the Canadian Lender to the Canadian Borrower, the Canadian Borrower's right to request extensions of credit by way of Bankers' Acceptances shall be suspended until the Canadian Lender notifies the Canadian Borrower that any condition causing such determination no longer exists.

          2.3.4. Size and Maturity of Bankers' Acceptances and Rollovers.  Each
                 -------------------------------------------------------
advance of Bankers' Acceptances shall be in a minimum amount of C$1,000,000 in Canadian Funds and in whole multiples of C$100,000 in Canadian Funds, and each Bankers' Acceptance shall be in the amount of C$100,000 in Canadian Funds or whole multiples thereof. Each Bankers' Acceptance shall have a term which is approximately one, two, three or six months after the date of acceptance of the draft by the Canadian Lender. At no time shall Bankers' Acceptances be outstanding with more than eight different maturity dates. No Bankers' Acceptance may mature on a date which is not a Banking Day, or on a date which is later than the Final Maturity Date. Upon maturity of a Bankers' Acceptance the face amount may be renewed as a Bankers' Acceptance or may be converted into a revolving loan under Section 2.2 with interest at the Applicable Rate computed on the basis of the Canadian Prime Rate.

          2.3.5. Payment of Bankers' Acceptances.  The Canadian Borrower shall
                 -------------------------------
provide (by arranging a rollover or conversion in accordance with this Agreement, or otherwise) for payment to the Canadian Lender of the full face amount of such Bankers' Acceptance on the earlier of (a) the maturity date of a Bankers' Acceptance and (b) the date on which the Credit Obligations become due and payable pursuant to Section 4.1 or, in the case of clause (a) above, if the Canadian Borrower fails to do so and is otherwise entitled to an extension of credit under Section 2.2, the amount shall be deemed to be a revolving loan under Section 2.2 with interest at the Applicable Rate computed on the basis of the Canadian Prime Rate. The Canadian Lender shall be entitled to recover interest from the Canadian Borrower at a rate per annum equal to the Applicable Rate computed on the basis of the Canadian Prime Rate, compounded monthly, on any amount which has not been paid by the Canadian Borrower in accordance with this Section 2.3.5. Interest shall be calculated from and including the date of maturity of a Bankers' Acceptance up to but excluding the date such payment, and all interest thereon (both before and after demand, default and judgment), is paid by the Canadian Borrower.

          2.3.6. Waiver. The Canadian Borrower shall not claim from the Canadian
                 ------
Lender any days of grace for the payment at maturity of any Bankers' Acceptances presented and accepted by the Canadian Lender pursuant to this Agreement. The Canadian Borrower waives any defense to payment arising solely from the fact that a Bankers' Acceptance shall be held by the Canadian Lender in its own right at the maturity thereof, and the doctrine of merger shall not apply to any Bankers' Acceptance that is at any time held by the Canadian Lender in its own right.

          2.3.7  Degree of Care.  Any executed drafts to be used as Bankers'
                 --------------
Acceptances which are delivered to the Canadian Lender shall be held in safekeeping with the same degree of care as if they were the Canadian Lender's own property, and shall be kept at the place where such drafts are ordinarily held by such Canadian Lender.

          2.3.8. Indemnity. The Canadian Borrower shall indemnify and hold the
                 ---------
Canadian Lender harmless from any loss, cost, damage or expense with respect to any Bankers' Acceptance dealt with by the Canadian Lender, but shall not be obligated to indemnify the Canadian Lender for any loss, costs, damage or expense caused by the gross negligence or willful misconduct of the Canadian Lender.

          2.3.9  Obligations Absolute.  The obligations of the Canadian Borrower
                 --------------------
with respect to Bankers' Acceptances under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with this Agreement under all circumstances, including the following:

          (a) any lack of validity or enforceability of any draft accepted by the Canadian Lender as a Bankers' Acceptance; or

          (b) the existence of any claim, set-off, defense or other right which the Canadian Borrower may have at any time against the holder of a Bankers' Acceptance, the Canadian Lender or any other Person, whether in connection with this Agreement or otherwise.

          2.3.10.  Depository Bills and Notes Act.  If the proposed Depository
                   ------------------------------
Bills and Notes Act is enacted in substantially the terms of Bill S-9, to which first reading was given in the House of Commons of Canada on March 25, 1998, all Bankers' Acceptances accepted by the Canadian Lender under this Agreement after the effective date of such Act and after clearing services acceptable to the Canadian Borrower and the Canadian Lender are available, shall be issued in the form of a "depository bill" and deposited with a "clearing house," as those terms are defined in such Act. At that time, the Canadian Lender shall establish such procedures, consistent with the terms of this Agreement and the requirements of such Act, as are reasonably necessary to accomplish the parties' intention.

          2.3.11.  Prohibited Use of Bankers' Acceptances. The Canadian Borrower
                   --------------------------------------
shall not enter into any agreement or arrangement of any kind with any Person to whom Bankers' Acceptances have been delivered whereby the Canadian Borrower undertakes to replace such Bankers' Acceptances on a continuing basis with other Bankers' Acceptances, nor shall the Canadian Borrower directly or indirectly take, use or provide Bankers' Acceptances as security for loans or advances from any other Person.

2.4.      Letters of Credit.
          -----------------

          2.4.1. Issuance of Letters of Credit.  Subject to all the terms and
                 -----------------------------
conditions of this Agreement and so long as no Default exists, from time to time on and after the Initial Closing Date and prior to the date five Banking Days preceding the Final Maturity Date, the Letter of Credit Issuer will issue for the account of the U.S. Borrower one or more irrevocable documentary or standby letters of credit in United States Funds (the "Letters of Credit"). The sum of
                                               -----------------
Letter of Credit Exposure plus the Revolving Loan plus the Canadian Loan shall
                          ----                    ----
in no event exceed the lesser of (a) Tower Cash Flow Availability or (b) the Maximum Amount of Revolving Credit. Letter of Credit Exposure shall in no event exceed $10,000,000.

          2.4.2. Requests for Letters of Credit. The U.S. Borrower may from time
                 ------------------------------
to time request a Letter of Credit to be issued by providing to the Letter of Credit Issuer (and the Agent if the Letter of Credit Issuer is not the Agent) a notice which is actually received not less than five Banking Days (for standby Letters of Credit) and one Banking Day (for documentary Letters of Credit) prior to the requested Closing Date for such Letter of Credit specifying (a) the amount of the requested Letter of Credit, (b) the beneficiary thereof, (c) the requested Closing Date and (d) a summary of the principal terms of the text for such Letter of Credit. Each Letter of Credit will be issued by forwarding it to the U.S. Borrower or to such other Person as directed in writing by the U.S. Borrower. In connection with the issuance of any Letter of Credit, the U.S. Borrower shall furnish to the Letter of Credit Issuer (and the Agent if the Letter of Credit Issuer is not the Agent) a certificate in substantially the form of Exhibit 5.2.1 and any customary application forms required by the Letter of Credit Issuer. In the event of any inconsistency between such application forms and this Agreement, this Agreement shall govern.

          2.4.3. Form and Expiration of Letters of Credit. Each Letter of Credit
                 ----------------------------------------
issued under this Section 2.4 and each draft accepted or paid under such a Letter of Credit shall be issued, accepted or paid, as the case may be, by the Letter of Credit Issuer at its principal office. No Letter of Credit shall provide for the payment of drafts drawn thereunder, and no draft shall be payable, at a date which is later than the earlier of (a) the date 12 months after the date of issuance (which expiration date may be extended at the option of the Letter of Credit Issuer for additional 12-month periods ending prior to the date referred to in clause (b) below) or (b) five Banking Days prior to the Final Maturity Date. Each Letter of Credit and each draft accepted under a Letter of Credit shall be in such form and minimum amount, and shall contain such terms, as the Letter of Credit Issuer and the U.S. Borrower may agree upon at the time such Letter of Credit is issued.

          2.4.4. Lenders' Participation in Letters of Credit.  Upon the issuance
                 -------------------------------------------
of any Letter of Credit, a participation therein, in an amount equal to each Lender's Percentage Interest in the Revolving Loan, shall automatically be deemed granted by the Letter of Credit Issuer to each such Lender on the date of such issuance and such Lenders shall automatically be obligated, as set forth in
Section 10.4, to reimburse the Letter of Credit Issuer to the extent of their respective Percentage Interests in the Revolving Loan for all obligations incurred by the Letter of Credit Issuer to third parties in respect of such Letter of Credit not reimbursed by the U.S. Borrower. In the event the issuance of such Letter of Credit would cause the Credit Exposure owned by Paribas and Paribas Bank of Canada to exceed Paribas' Commitment, the U.S. Borrower and the Lenders shall create a Disproportionate Advance under Section 2.1.5. The Letter of Credit Issuer will send to each Lender (and the Agent if the Letter of Credit Issuer is not the Agent) a confirmation regarding the participations in Letters of Credit outstanding during such month.

          2.4.5. Reimbursement of Payment.  At such time as a Letter of Credit
                 ------------------------
Issuer makes any payment on a draft presented or accepted under a Letter of Credit, the amount of such payment shall be considered a loan under Section
2.1.1 (regardless of whether the conditions set forth in Section 5.2 are satisfied) and part of the Revolving Loan as if the U.S. Borrower had paid in full the amount required with respect to the Letter of Credit by borrowing such amount under Section 2.1.1, except as provided below. In the event such amount would cause the Revolving Loan to exceed the Maximum Amount of Credit or in the event the Agent has previously provided written notice to the U.S. Borrower that Letter of Credit payments will no longer be considered loans under Section 2.1.1, the U.S. Borrower will on demand pay to the Agent in immediately available funds the amount of such payment.

          2.4.6. Uniform Customs and Practice.  The Uniform Customs and Practice
                 ----------------------------
for Documentary Credits (1993 Revision), International Chamber of Commerce Publication

No. 500, and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Letter of Credit Issuer (the "Uniform Customs and Practice"), shall be binding on the U.S. Borrower and
      ----------------------------
the Letter of Credit Issuer except to the extent otherwise provided herein, in any Letter of Credit or in any other Credit Document. Anything in the Uniform Customs and Practice to the contrary notwithstanding:

           (a) Neither the U.S. Borrower nor any beneficiary of any Letter of Credit shall be deemed an agent of any Letter of Credit Issuer.

           (b) With respect to each Letter of Credit, neither the Letter of Credit Issuer nor its correspondents shall be responsible for or shall have any duty to ascertain (unless the Letter of Credit Issuer or such correspondent is grossly negligent or willful in failing so to ascertain):

                 (i) the genuineness of any signature or the validity, form, sufficiency, accuracy, genuineness or legal effect of any endorsements;

                 (ii) delay in giving, or failure to give, notice of arrival, notice of refusal of documents or of discrepancies in respect of which any Letter of Credit Issuer refuses the documents or any other notice, demand or protest;

                 (iii) the performance by any beneficiary under any Letter of Credit of such beneficiary's obligations to the U.S. Borrower;

                 (iv) inaccuracy in any notice received by the Letter of Credit Issuer;

                 (v) the validity, form, sufficiency, accuracy, genuineness or legal effect of any instrument, draft, certificate or other document required by such Letter of Credit to be presented before payment of a draft if such instrument, draft, certificate or other document appears on its face to comply with the requirements of the Letter of Credit, or the office held by or the authority of any Person signing any of the same; or

                 (vi) failure of any instrument to bear any reference or adequate reference to such Letter of Credit, or failure of any Person to note the amount of any instrument on the reverse of such Letter of Credit or to surrender such Letter of Credit or to forward documents in the manner required by such Letter of Credit.

          (c) Except insofar as a particular Letter of Credit contains express, contrary instructions, the Letter of Credit Issuer may honor as complying with the terms of any Letter of Credit and with this Agreement any drafts or other documents otherwise in order signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for benefit of creditors, liquidator, receiver or other legal representative of the party authorized under such Letter of Credit to draw or issue such drafts or other documents.

          (d) The occurrence of any of the events referred to in the Uniform Customs and Practice or in the preceding clauses of this Section 2.4.6 shall not affect or prevent the vesting of any of the Letter of Credit Issuer's rights or powers hereunder or the U.S. Borrower's obligation to make reimbursement of amounts paid under any Letter of Credit or any draft accepted thereunder.

           (e) The U.S. Borrower will promptly examine (i) each Letter of Credit (and any amendments thereof) sent to it by the Letter of Credit Issuer and (ii) all instruments and documents delivered to it from time to time by the Letter of Credit Issuer. The U.S. Borrower will promptly notify the Letter of Credit Issuer of any claim of noncompliance, the U.S. Borrower being deemed to have waived any such claim against such Letter of Credit Issuer and its correspondents unless such notice is given. The Letter of Credit Issuer shall have no obligation or responsibility to send any such Letter of Credit or any such instrument or document to the U.S. Borrower.

          (f) In the event of any conflict between the provisions of this Agreement and the Uniform Customs and Practice, the provisions of this Agreement shall govern.

          2.4.7.   Subrogation.  Upon any payment by a Letter of Credit Issuer
                   -----------
under any Letter of Credit and until the reimbursement of such Letter of Credit Issuer by the U.S. Borrower with respect to such payment, the Letter of Credit Issuer shall be entitled to be subrogated to, and to acquire and retain, the rights which the Person to whom such payment is made may have against the U.S. Borrower, all for the benefit of the Lenders. The U.S. Borrower will take such action as the Letter of Credit Issuer may reasonably request, including requiring the beneficiary of any Letter of Credit to execute such documents as the Letter of Credit Issuer may reasonably request, to assure and confirm to the Letter of Credit Issuer such subrogation and such rights, including the rights, if any, of the beneficiary to whom such payment is made in accounts receivable, inventory and other properties and assets of any Obligor.

          2.4.8.   Modification, Consent, etc.  If the U.S. Borrower requests or
                   --------------------------
consents in writing to any modification or extension of any Letter of Credit, or waives any failure of any draft, certificate or other document to comply with the terms of such Letter of Credit, and if the Letter of Credit Issuer consents thereto, the Letter of Credit Issuer shall be entitled to rely on such request, consent or waiver. This Agreement shall be binding upon the U.S. Borrower with respect to such Letter of Credit as so modified or extended, and with respect to any action taken or omitted by such Letter of Credit Issuer pursuant to any such request, consent or waiver.

     2.5   Application of Proceeds.
           -----------------------

          2.5.1   Revolving Loan.  Subject to Section 2.5.4, the U.S. Borrower
                  --------------
     will apply the proceeds of the Revolving Loan for the acquisition of Towers and Tower Companies and construction of Towers, working capital and other lawful corporate purposes of the Company and its Subsidiaries.

          2.5.2   Canadian Loan. Subject to Section 2.5.4, the Canadian Borrower
                  -------------
     will apply the proceeds of the Canadian Loan for the acquisition of Towers and Tower Companies and construction of Towers, working capital and other lawful corporate purposes of the Company and its Subsidiaries.

          2.5.3   Letters of Credit.  Letters of Credit shall be issued only to
                  -----------------
     provide credit support for payment or performance obligations related to the acquisition of Towers and Tower Companies or construction of Towers or for such other lawful corporate purposes as the U.S. Borrower has requested in writing and to which the Letter of Credit Issuer agrees.

          2.5.4   Specifically Prohibited Applications.  The Borrowers will not,
                  ------------------------------------
     directly or indirectly, apply any part of the proceeds of any extension of credit made pursuant to the Credit Documents to purchase or to carry Margin Stock or to any transaction prohibited by the Credit Documents or by Legal Requirements applicable to the Lenders.

     2.6   Nature of Obligations of Lenders to Make Extensions of Credit.  The
           -------------------------------------------------------------
Lenders' obligations to extend credit under this Agreement are several and are not joint or joint and several. If on any Closing Date any Lender shall fail to perform its obligations under this Agreement, the aggregate amount of Commitments to make the extensions of credit under this Agreement shall be reduced by the amount of unborrowed Commitment of the Lender so failing to perform and the Percentage Interests shall be appropriately adjusted. Lenders that have not failed to perform their obligations to make the extensions of credit contemplated by Section 2 may, if any such Lender so desires, assume, in such proportions as such Lenders may agree, the obligations of any Lender who has so failed and the Percentage Interests shall be appropriately adjusted. The provisions of this Section 2.6 shall not affect the rights of the Borrowers against any Lender failing to perform its obligations hereunder.

 3.  Interest; Eurodollar Pricing Options; Fees.
     ------------------------------------------

     3.1   Interest.  The Loan (other than the portion of the Canadian Loan
           --------
subject to Bankers' Acceptances) shall accrue and bear interest at a rate per annum which shall at all times equal the Applicable Rate. Prior to any stated or accelerated maturity of the Loan, on each Payment Date, (a) the U.S. Borrower will pay the accrued and unpaid interest on the portion of the Revolving Loan which was not subject to a Eurodollar Pricing Option and (b) the Canadian

Borrower will pay the accrued and unpaid interest on the portion of the Canadian Loan which was not subject to Bankers' Acceptances. On the last day of each Eurodollar Interest Period or on any earlier termination of any Eurodollar Pricing Option, the U.S. Borrower will pay the accrued and unpaid interest on the portion of the Revolving Loan which was subject to the Eurodollar Pricing Option which expired or terminated on such date. In the case of any Eurodollar Interest Period longer than three months, the U.S. Borrower will also pay the accrued and unpaid interest on the portion of the Revolving Loan subject to the Eurodollar Pricing Option having such Eurodollar Interest Period at three-month intervals, the first such payment to be made on the last Banking Day of the three-month period which begins on the first day of such Eurodollar Interest Period. On the stated or any accelerated maturity of the Loan, (i) the U.S. Borrower will pay all accrued and unpaid interest on the Revolving Loan, including any accrued and unpaid interest on any portion of the Loan which is subject to a Eurodollar Pricing Option and (ii) the Canadian Borrower will pay all accrued and unpaid interest on the portion of the Canadian Loan which is not subject to Bankers' Acceptances. Upon the occurrence and during the continuance of an Event of Default, the Lenders may require accrued interest to be payable on demand or at regular intervals more frequent than each Payment Date. All payments of interest hereunder shall be made, in the case of the Revolving Loan, to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest therein and, in the case of the Canadian Loan, to the Canadian Lender for its own account.

     3.2   Eurodollar Pricing Options.
           --------------------------

           3.2.1  Election of Eurodollar Pricing Options.  Subject to all of the
                  --------------------------------------
     terms and conditions hereof and so long as no Default exists, the U.S. Borrower may from time to time, by irrevocable notice to the Agent, such notice to be actually received by 1:00 p.m. (Boston time) not less than three Banking Days prior to the commencement of the Eurodollar Interest Period selected in such notice, elect to have such portion of the Revolving Loan as the U.S. Borrower may specify in such notice accrue and bear interest during the Eurodollar Interest Period so selected at the Applicable Rate computed on the basis of the Eurodollar Rate. In the event the U.S. Borrower at any time does not elect a Eurodollar Pricing Option under this Section 3.2.1 for any portion of the Revolving Loan (upon termination of a Eurodollar Pricing Option or otherwise), then such portion of the Revolving Loan will accrue and bear interest at the Applicable Rate based on the Base Rate. The U.S. Borrower shall elect to have each Disproportionate Advance to be subject to a Eurodollar Pricing Option at all times. No election of a Eurodollar Pricing Option shall become effective:

           (a) if, prior to the commencement of any such Eurodollar Interest Period, the Agent reasonably determines that (i) the electing or granting of the Eurodollar Pricing Option in question would violate a Legal Requirement, (ii) Eurodollar deposits in an amount comparable to the amount of the Loan as to which such Eurodollar Pricing Option has been elected and which have a term corresponding to the proposed Eurodollar Interest Period are not readily available in the inter-bank Eurodollar market, or (iii) by reason of circumstances affecting the inter-bank Eurodollar market, adequate and reasonable methods do not exist for ascertaining the interest rate applicable to such deposits for the proposed Eurodollar Interest Period; or

           (b) if the Required Lenders shall have advised the Agent by telephone or otherwise at or prior to noon (Boston time) on the second Banking Day prior to the commencement of such proposed Eurodollar Interest Period (and shall have subsequently confirmed in writing) that, after reasonable efforts to determine the availability of such Eurodollar deposits, the Required Lenders reasonably anticipate that Eurodollar deposits in an amount equal to the Percentage Interest of the Required Lenders in the portion of the Revolving Loan as to which such Eurodollar Pricing Option has been elected and which have a term corresponding to the Eurodollar Interest Period in question will not be offered in the Eurodollar market to the Required Lenders at a rate of interest that does not exceed the anticipated Eurodollar Basic Rate.

          3.2.2   Notice to Lenders and Borrowers. The Agent will promptly
                  -------------------------------
     inform each Lender (by telephone or otherwise) of each notice received by it from the U.S. Borrower pursuant to Section 3.2.1 for the Revolving Loan and of the Eurodollar Interest Period specified in such notice. Upon determination by the Agent of the Eurodollar Rate for such Eurodollar Interest Period or in the event such election shall not become effective, the Agent will promptly notify the U.S. Borrower and each Lender (by telephone or otherwise) of the Eurodollar Rate so determined or why such election did not become effective, as the case may be.

           3.2.3  Selection of Eurodollar Interest Periods.  Eurodollar Interest
                  ----------------------------------------
     Periods shall be selected so that:

           (a) the minimum portion of the Loan subject to any Eurodollar Pricing Option shall be $1,000,000 and an integral multiple of $100,000, in each case in United States Funds;

           (b) no more than 10 Eurodollar Pricing Options shall be outstanding at any one time;

           (c) no Eurodollar Interest Period shall expire later than the Final Maturity Date; and

           (d) prior to the earlier of the date 60 days after the Initial Closing Date or the date the Agent informs the Borrowers that the proposed initial syndication of the credit facilities provided hereby will close, no Eurodollar Interest Period shall extend beyond such date except with the written consent of the Agent. The Borrowers and the Agent shall confer about the appropriate scheduling of the selection of Eurodollar Interest

     Periods to facilitate the anticipated syndication of the credit facilities provided herein to other Lenders.

          3.2.4   Additional Interest.  If any portion of the Loan subject to a
                  -------------------
     Eurodollar Pricing Option is repaid, or any Eurodollar Pricing Option is terminated for any reason (including acceleration of maturity or in order to create a Disproportionate Advance) on a date which is prior to the last Banking Day of the Eurodollar Interest Period applicable to such Eurodollar Pricing Option, the U.S. Borrower will pay to the Agent for the account of each Lender in accordance with such Lender's Percentage Interest in the Revolving Loan, in addition to any amounts of interest otherwise payable hereunder, an amount equal to the present value (calculated in accordance with this Section 3.2.4) of interest for the unexpired portion of such Eurodollar Interest Period on the portion of the Revolving Loan so repaid, or as to which a Eurodollar Pricing Option was so terminated, at a per annum rate equal to the excess, if any, of (a) the Eurodollar Rate applicable to such Eurodollar Pricing Option minus (b) the rate of interest
                                                  -----
     obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date approximating the last Banking Day of such Eurodollar Interest Period. The present value of such additional interest shall be calculated by discounting the amount of such interest for each day in the unexpired portion of such Eurodollar Interest Period from such day to the date of such repayment or termination at a per annum interest rate equal to the interest rate determined pursuant to clause (b) of the preceding sentence, and by adding all such amounts for all such days during such period. The determination by each affected Lender of such amount of interest shall, in the absence of manifest error, be conclusive. For purposes of this Section 3.2.4, if any portion of the Revolving Loan which was to have been subject to a Eurodollar Pricing Option is not outstanding on the first day of the Eurodollar Interest Period applicable to such Eurodollar Pricing Option other than for reasons described in Section 3.2.1 or as a result of the failure of any Lender to perform its obligations under Section 2, the U.S. Borrower shall be deemed to have terminated such Eurodollar Pricing Option.

          3.2.5   Violation of Legal Requirements.  If any mandatory Legal
                  -------------------------------
     Requirement shall prevent any Lender from funding or maintaining through the purchase of deposits in the interbank Eurodollar market any portion of the Revolving Loan subject to a Eurodollar Pricing Option or otherwise from giving effect to such Lender's obligations as contemplated by Section 3.2,
     (a) the Agent may by notice to the U.S. Borrower terminate all of the affected Eurodollar Pricing Options, (b) the portion of the Revolving Loan subject to such terminated Eurodollar Pricing Options shall immediately bear interest thereafter at the Applicable Rate computed on the basis of the Base Rate and (c) the U.S. Borrower shall make any payment required by
     Section 3.2.4.

          3.2.6   Funding Procedure.  The Lenders may fund any portion of the
                  -----------------
     Revolving Loan subject to a Eurodollar Pricing Option out of any funds available to the Lenders.

     Regardless of the source of the funds actually used by any of the Lenders to fund any portion of the Revolving Loan subject to a Eurodollar Pricing Option, however, all amounts payable hereunder, including the interest rate applicable to any such portion of the Revolving Loan and the amounts payable under Sections 3.2.4 and 3.5, shall be computed as if each Lender had actually funded such Lender's Percentage Interest in such portion of the Revolving Loan through the purchase of deposits in such amount of the type by which the Eurodollar Basic Rate was determined with a maturity the same as the applicable Eurodollar Interest Period relating thereto and through the transfer of such deposits from an office of the Lender having the same location as the applicable Eurodollar Office to one of such Lender's offices in the United States of America.

     3.3   Commitment Fees.  In consideration of the Lenders' commitments to
           ---------------
make the extensions of credit provided for in Section 2.1, while such commitments are outstanding hereunder, the U.S. Borrower will pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Commitments in the Revolving Loan, on each Payment Date, an amount equal to interest computed at the Commitment Fee Rate on the amount by which (a) the daily Maximum Amount of Revolving Credit during the three-month period or portion thereof ending on such Payment Date exceeded (b) the sum of (i) the daily Revolving Loan during such period or portion thereof plus (ii) daily
                                                           ----
Letter of Credit Exposure during such period or portion thereof plus (iii) the
                                                                ----
daily Canadian Loan during such period or portion thereof.

     3.4   Letter of Credit Fees.  The U.S. Borrower will pay to the Agent for
           ---------------------
the account of each of the Lenders, in accordance with the Lenders' respective Percentage Interests, on each Payment Date, a Letter of Credit fee equal to interest at a rate per annum equal to the Applicable Margin indicated for the Eurodollar Rate on the average daily Letter of Credit Exposure during the three-month period or portion thereof ending on such Payment Date. The U.S. Borrower will pay to the Letter of Credit Issuer customary service charges and expenses for its services in connection with the Letters of Credit at the times and in the amounts from time to time in effect in accordance with its general rate structure, including fees and expenses relating to issuance, amendment, negotiation, cancellation and similar operations.

     3.5   Changes in Circumstances; Yield Protection.
           ------------------------------------------

          3.5.1   Reserve Requirements, etc.  If any Legal Requirement shall (a)
                  -------------------------
     impose, modify, increase or deem applicable any insurance assessment, reserve, special deposit or similar requirement against any Funding Liability or the Letters of Credit, (b) impose, modify, increase or deem applicable any other requirement or condition with respect to any Funding Liability or the Letters of Credit, or (c) change the basis of taxation of Funding Liabilities or payments in respect of any Letter of Credit (other than changes in the rate of taxes measured by the overall net income of such Lender) and the effect of any of the foregoing shall be to increase the cost to any Lender of issuing, making, funding or maintaining its respective Percentage Interest in any portion of the Loan subject to a Eurodollar Pricing Option or any Letter of Credit, to reduce the amounts received or receivable by such Lender under this Agreement or to require such Lender to make any payment or forego any amounts otherwise payable to such Lender under this Agreement (other than any Tax or any reserves that are included in computing the Eurodollar Reserve Rate), then such Lender may claim compensation from the U.S. Borrower or the Canadian Borrower, as the case may be, under Section 3.5.5.

          3.5.2   Taxes.  All payments of the Credit Obligations shall be made
                  -----
     without set-off or counterclaim and free and clear of any deductions, including deductions for Taxes, unless the U.S. Borrower or the Canadian Borrower, as the case may be, is required by law to make such deductions. If (a) any Lender shall be subject to any Tax with respect to any payment of the Credit Obligations or its obligations hereunder or (b) the U.S. Borrower or the Canadian Borrower, as the case may be, shall be required to withhold or deduct any Tax on any payment on the Credit Obligations, then such Lender may claim compensation from such Borrower under Section 3.5.5 to the extent such Lender is then in compliance with any applicable requirements of Section 13. Whenever Taxes must be withheld by either of the Borrowers with respect to any payments of the Credit Obligations, such Borrower shall promptly furnish to the Agent for the account of the applicable Lender official receipts (to the extent that the relevant governmental authority delivers such receipts) evidencing payment of any such Taxes so withheld. If such Borrower fails to pay any such Taxes when due or fails to remit to the Agent for the account of the applicable Lender the required receipts evidencing payment of any such Taxes so withheld or deducted, such Borrower shall indemnify the affected Lender for any incremental Taxes and interest or penalties that may become payable by such Lender as a result of any such failure. In the event any Lender receives a refund of any Taxes for which it has received payment from either of the Borrowers under this Section 3.5.2, such Lender shall promptly pay the amount of such refund to such Borrower, together with any interest thereon actually earned by such Lender.

          3.5.3   Capital Adequacy. If any Lender shall determine that
                  ----------------
     compliance by such Lender with any Legal Requirement regarding capital adequacy of banks or bank holding companies has or would have the effect of reducing the rate of return on the capital of such Lender and its Affiliates as a consequence of such Lender's commitment to make the extensions of credit contemplated hereby, or such Lender's maintenance of the extensions of credit contemplated hereby, to a level below that which such Lender could have achieved but for such compliance (taking into consideration the policies of such Lender and its Affiliates with respect to capital adequacy immediately before such compliance and assuming that the capital of such Lender and its Affiliates was fully utilized prior to such compliance) by an amount deemed by such Lender to be material, then such Lender may claim compensation from the U.S. Borrower or the Canadian Borrower, as the case may be, under Section 3.5.5.

          3.5.4   Regulatory Changes. If any Lender shall determine that (a) any
                  ------------------
     change in any Legal Requirement (including any new Legal Requirement) after the date hereof shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender with respect to the Loan or the Letters of Credit or the return to be earned by such Lender on the Loan or the Letters of Credit, (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make, its portion of the Loan or the Letters of Credit, or
     (iii) require such Lender or any Affiliate of such Lender to make any payment on, or calculated by reference to, the gross amount of any amount received by such Lender under any Credit Document (other than Taxes or income or franchise taxes), and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the Applicable Rate or the Letter of Credit fees, then such Lender may claim compensation from the U.S. Borrower or the Canadian Borrower, as the case may be, under Section 3.5.5.

          3.5.5   Compensation Claims. Within 15 days after the receipt by
                  -------------------
     either of the Borrowers of a certificate from any Lender setting forth why it is claiming compensation under this Section 3.5 and computations (in reasonable detail) of the amount thereof, such Borrower shall pay to such Lender such additional amounts as such Lender sets forth in such certificate as sufficient fully to compensate it on account of the foregoing provisions of this Section 3.5, together with interest on such amount from the 15th day after receipt of such certificate until payment in full thereof at the Overdue Reimbursement Rate. The determination by such Lender of the amount to be paid to it and the basis for computation thereof hereunder shall be conclusive so long as (a) such determination is made in good faith, (b) no manifest error appears therein and (c) the Lender uses reasonable averaging and attribution methods. The Borrowers shall be entitled to replace any such Lender in accordance with Section 11.3.

          3.5.6   Mitigation. Each Lender shall take such commercially
                  ----------
     reasonable steps as it may determine are not disadvantageous to it, including changing lending offices to the extent feasible, in order to reduce amounts otherwise payable by either of the Borrowers to such Lender pursuant to Sections 3.2.4 and 3.5 or to make Eurodollar Pricing Options available under Sections 3.2.1 and 3.2.5. In addition, the Borrowers shall not be responsible for costs (a) under Section 3.5 arising more than 90 days prior to receipt by the U.S. Borrower or the Canadian Borrower, as the case may be, of the certificate from the affected Lender pursuant to such
     Section 3.5 or (b) under Section 3.2.4 arising from the termination of Eurodollar Pricing Options more than 90 days prior to the demand by the Agent for payment under Section 3.2.4.

     3.6   Computations of Interest and Fees.  For purposes of this Agreement,
           ---------------------------------
interest, commitment fees and Letter of Credit fees (and any other amount expressed as interest or such fees) shall be computed on the basis of a 365-day year; provided, however, that interest on any portion of the Loan subject to a
      --------  -------
Eurodollar Pricing Option shall be computed on the basis of a 360-day year for actual days elapsed. If any payment required by this Agreement becomes due on any day that is not a Banking Day, such payment shall, except as otherwise provided in the definition of "Eurodollar Interest Period", be made on the next succeeding Banking Day. If the due date for any payment of principal is extended as a result of the immediately preceding sentence, interest shall be payable for the time during which payment is extended at the Applicable Rate.

4.   Payment.
     -------

     4.1   Payment at Maturity.  On the Final Maturity Date or any accelerated
           -------------------
maturity of the Loan, the U.S. Borrower will pay to the Agent an amount equal to the Revolving Loan then due and the Canadian Borrower will pay to the Canadian Lender an amount equal to the Canadian Loan then due, in each case, together with all accrued and unpaid interest and fees with respect thereto and all other Credit Obligations then outstanding.

     4.2   Contingent Required Prepayments.
           -------------------------------

          4.2.1   Excess Credit Exposure.  If at any time the Revolving Loan
                  ----------------------
     exceeds the limits set forth in Section 2.1, the U.S. Borrower shall within one Banking Day pay the amount of such excess to the Agent as a prepayment of the Revolving Loan. If at any time the Canadian Loan exceeds the limits set forth in Section 2.2, the Canadian Borrower shall within one Banking Day pay the amount of such excess to the Canadian Lender as a prepayment of the Canadian Loan (or, in the case of Bankers' Acceptances, deposit cash in the amount of such excess as provided in Section 4.5), and shall provide contemporaneous notice to the Agent; provided, however, that if the
                                          --------  -------
     Canadian Loan exceeds the limits set forth in Section 2.2 solely as a result of changes in the currency exchange rate as reported in accordance with Section 6.4.3, the Canadian Borrower shall prepay the amount of such excess (or, in the case of Bankers' Acceptances, deposit cash in the amount of such excess as provided in Section 4.5) within one Banking Day after the currency exchange report is required to be furnished to the Lenders in accordance with Section 6.4.3. If at any time the Letter of Credit Exposure exceeds the limits set forth in Section 2.3, the U.S. Borrower shall within one Banking Day pay the amount of such excess to the Agent to be applied as provided in Section 4.6.

          4.2.2   Excess Cash Flow. Within 120 days after the end of each fiscal
                  ----------------
     year ending on or after February 28, 2001, the Borrowers shall pay to the Agent as a prepayment of the Loan to be applied as provided in Section
     4.6.2 an amount equal to the lesser of (a) (i) 75% of Consolidated Excess Cash Flow for the Company's most recently completed fiscal year if the Reference Total Leverage Ratio is greater than 400%, or (ii) 50% of Consolidated Excess Cash Flow for the Company's most recently completed fiscal year if the Reference Total Leverage Ratio is less than or equal to 400% for such fiscal year or (b) the amount of the Loan.

          4.2.3   Net Asset Sale Proceeds. Upon receipt by the Company or any of
                  -----------------------
     its Subsidiaries of Net Asset Sale Proceeds, the Borrowers shall within one Banking Day pay to the Agent as a prepayment of the Loan to be applied as provided in
     Section 4.6.2 the lesser of (a) the amount of such Net Asset Sale Proceeds or (b) the amount of the Loan.

          4.2.4   Net Debt Proceeds.  Upon receipt of Net Debt Proceeds by the
                  -----------------
     Company or any of its Subsidiaries, the Borrowers shall within one Banking Day pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.6.2 the lesser of (a) the amount of such Net Debt Proceeds or
     (b) the amount of the Loan.

          4.2.5   Net Equity Proceeds. Upon receipt of Net Equity Proceeds by
                  -------------------
     the Company or any of its Subsidiaries, the Borrowers shall within one Banking Day pay to the Agent as a prepayment of the Loan to be applied as provided in Section 4.6.2 the lesser of (a) the amount of such Net Equity Proceeds or (b) the amount of the Loan.

     4.3   Voluntary Prepayments.  In addition to the prepayments required by
           ---------------------
Section 4.2, either of the Borrowers may from time to time prepay all or any portion of the Loan (in a minimum amount of $1,000,000 and an integral multiple of $500,000, in United States Funds or Canadian Funds, as the case may be, or such lesser amount as is then outstanding), without premium or penalty of any type (except as provided in Section 3.2.4 with respect to the early termination of Eurodollar Pricing Options or in Section 4.5 with respect to the early payment of Bankers' Acceptances). Such Borrower shall give the Agent (and the Canadian Lender, in the case of the Canadian Loan) at least one Banking Day prior notice of its intention to prepay the Revolving Loan or the Canadian Loan under this Section 4.3, specifying the date of payment and the total amount of the Revolving Loan or the Canadian Loan to be paid on such date.

     4.4   Letters of Credit.  If on the Final Maturity Date, any accelerated
           -----------------
maturity of the Credit Obligations or the date when Letter of Credit Exposure exceeds the Maximum Amount of Revolving Credit, the Lenders shall be obligated in respect of a Letter of Credit or a draft accepted under a Letter of Credit, the U.S. Borrower will either:

           (a)    prepay such obligation by depositing cash with the Agent, or

           (b) deliver to the Agent a standby letter of credit (designating the Letter of Credit Issuer as beneficiary and issued by a bank and on terms reasonably acceptable to the Letter of Credit Issuer), in each case in an amount equal to all Letter of Credit Exposure (if then due and payable) or the portion of Letter of Credit Exposure exceeding the Maximum Amount of Revolving Credit (in other cases). Any such cash so deposited and the cash proceeds of any draw under any standby Letters of Credit so furnished, including any interest thereon, shall be applied to reimburse payments by the Letter of Credit Issuer on drafts presented or accepted under Letter of Credit, and shall be returned by the Agent to the U.S. Borrower only when, and to the extent that, the amount of such cash held by the Agent exceeds the Letter of Credit Exposure at such time and no

Default then exists. If the Credit Obligations become or are declared immediately due and payable, the Agent may apply such cash, including any interest thereon, to the payment of any of the Credit Obligations as provided in section 3.5.6 of the Guarantee and Security Agreement.

     4.5   Bankers' Acceptances.  The Canadian Borrower shall pay to the
           --------------------
Canadian Lender the full face amount of Bankers' Acceptances on the maturity date thereof to the extent required by Section 2.3.5. If on the Final Maturity Date, any accelerated maturity of the Credit Obligations or the date when the aggregate face amount of outstanding Bankers' Acceptances exceeds the Maximum Amount of Canadian Credit, the Canadian Lender shall be obligated in respect of a Bankers' Acceptance, the Canadian Borrower will prepay such obligation by depositing cash in Canadian Funds with the Canadian Lender in an amount equal to the full face amount of the outstanding Bankers' Acceptances (if then due and payable) or the portion of Bankers' Acceptances exceeding the Maximum Amount of Canadian Credit (in other cases), notwithstanding the fact that any of such Bankers' Acceptances may be held by the Canadian Lender in its own right at maturity. Any cash so deposited, including any interest thereon, shall be applied to pay the full face amount of Bankers' Acceptances on the respective maturity dates thereof, and shall be returned by the Canadian Lender to the Canadian Borrower only when, and to the extent that, the amount of such cash held by the Canadian Lender exceeds the aggregate full face amount of all outstanding Bankers' Acceptances at such time and no Default then exists. If the Credit Obligations become or are declared immediately due and payable, the Canadian Lender may apply such cash, including any interest thereon, to the payment of any of the Credit Obligations as provided in Section 3.5.6 of the Guarantee and Security Agreement. In the event for any reason the Canadian Borrower wishes to prepay an outstanding Bankers' Acceptance prior to its stated maturity date, the Canadian Borrower must provide at least three Banking Days prior written notice to the Canadian Lender and, at the time of such prepayment, shall indemnify the Canadian Lender for any loss or expense (including loss of profits and breakage costs) that the Canadian Lender may incur as a result of such prepayment.

     4.6   Reborrowing; Application of Payments, etc.
           ------------------------------------------

          4.6.1   Reborrowing. The amounts of the Revolving Loan or the Canadian
                  -----------
     Loan prepaid pursuant to Section 4.3 may be reborrowed from time to time prior to the Final Maturity Date in accordance with Section 2.1 or Sections
     2.2 or 2.3, respectively, subject to the limits set forth therein.

          4.6.2   Order of Application.  Any prepayment of the Loan pursuant to
                  --------------------
     Sections 4.2.2, 4.2.3, 4.2.4 or 4.2.5 shall be applied pro rata to the Revolving Loan (and to the permanent reduction of the Revolving Loan Commitments whether or not any portion of the Revolving Loan is then outstanding) and to the Canadian Loan (and to the permanent reduction of the Canadian Loan Commitments whether or not any portion of the Canadian Loan is then outstanding), based on the relative amounts of the Maximum Amount of Revolving Credit and the Maximum Amount of Canadian Credit. Any prepayment pursuant to Sections 4.2.2, 4.2.3, 4.2.4 or 4.2.5 allocated to the Revolving

     Loan shall be applied first pro rata to any Disproportionate Advances, with any balance to the other portion of the Revolving Loan. Subject to the foregoing, any prepayment of the Revolving Loan shall be applied first to the portion of the Revolving Loan not then subject to Eurodollar Pricing Options, then the balance of any such prepayment shall be applied to the portion of the Revolving Loan then subject to Eurodollar Pricing Options, in the chronological order of the respective maturities thereof (or as the U.S. Borrower may otherwise specify in writing), together with any payments required by Section 3.2.4. Subject to the foregoing, any prepayment of the Canadian Loan shall be applied first to the portion of the Canadian Loan consisting of revolving loans under Section 2.2, then the balance of any prepayment shall be applied to payment of Bankers' Acceptances, in the chronological order of the respective maturities thereof (or as the Canadian Borrower may otherwise specify in writing), together with any payments required by Section 4.5.

           4.6.3.   Payment Due.  Notice of prepayment having been given in
                    -----------
     accordance with Section 4.3, and whether or not notice is given of prepayments pursuant to Section 4.2, the amount specified to be prepaid shall become due and payable on the date specified for prepayment.

           4.6.4.   Payments for Lenders.  All payments of the Revolving Loan
                    --------------------
     hereunder shall be made to the Agent for the account of the Lenders in accordance with the Lenders' respective Percentage Interests in the Revolving Loan. All payments of the Canadian Loan hereunder shall be made to the Canadian Lender for its own account.

     4.7.  Currency of Payments.  Any payment of principal of or interest on
           --------------------
any portion of the Credit Obligations shall be made in the currency in which such portion of the Credit Obligations is denominated. All payments of fees (including commitment fees), indemnities, expenses and other amounts owing hereunder shall be made in United States Funds.

 5.  Conditions to Extending Credit.
     ------------------------------

     5.1.  Conditions on Initial Closing Date.  The obligations of the Lenders
           ----------------------------------
to make the initial extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Initial Closing Date, of the conditions set forth in this Section 5.1 as well as the further conditions in Section 5.2. If the conditions set forth in this Section 5.1 are not met on or prior to the Initial Closing Date, the Lenders shall have no obligation to make any extensions of credit hereunder.

           5.1.1.   Notes.  The U.S. Borrower shall have duly executed and
                    -----
     delivered to the Agent a Revolving Note for each Lender having a Commitment with respect thereto who has requested delivery of a Note prior to the Initial Closing Date, and the Canadian Borrower shall have duly executed and delivered a Canadian Note for the Canadian Lender if it has requested delivery of a Note prior to the Initial Closing Date.

           5.1.2.   Payment of Fees.  The Borrowers shall have paid to the Agent
                    ---------------
     and the Syndication Agent the fees contemplated by the separate agreement among the Agent, the Syndication Agent and the Company dated on or prior to the date hereof.

           5.1.3.   Legal Opinions.  The Lenders shall have received from the
                    --------------
     following counsel their respective opinions with respect to the transactions contemplated by the Credit Documents, which opinions shall be in form and substance reasonably satisfactory to the Required Lenders:

           (a) Perkins Coie, special counsel for the Company and its Washington Subsidiaries.

           (b) Cherrington Minten & Easingwood, special counsel for the British Columbia, Canada Subsidiaries of the Company.

           (c) Zalapski & Pahl, special counsel for the Alberta, Canada Subsidiaries of the Company.

           (d) McMillan Binch, special counsel for the Ontario, Canada Subsidiary of the Company.

           (e) Holland & Hart, special counsel for the Wyoming Subsidiaries of the Company.

           (f) Gunster Yoakley, Valdes-Fauli & Stewart, P.A., special counsel for the Florida Subsidiary of the Company.

           (g)   Ropes & Gray, special counsel for the Agent.

           (h)   Borden & Elliott, special Canadian counsel for the Agent.

           The Company authorizes and directs its special counsel to furnish the foregoing opinions.

           5.1.4.   Guarantee and Security Agreement; Canadian Guarantee and
                    --------------------------------------------------------
     Security Documents. Each of the U.S. Borrower and the Guarantors which are
     ----------------------
     U.S. Subsidiaries shall have duly authorized, executed and delivered to the Agent a Guarantee and Security Agreement in substantially the form of
     Exhibit 5.1.4 (the "Guarantee and Security Agreement"), as well as any
                         --------------------------------
     patent and trademark security agreements and copyright security agreements contemplated therein. Each of the Canadian Borrower and the Guarantors which are Canadian Subsidiaries shall have duly authorized, executed and delivered to the Agent a Guarantee and a Debenture or Mortgage and Security Agreement appropriate for Canadian law in substance comparable to the Guarantee and Security

     Agreement and in form reasonably satisfactory to the Required Lenders (collectively, the "Canadian Guarantee and Security Documents").
                         -----------------------------------------

           5.1.5.   Real Estate Collateral.  The Obligors shall have duly
                    ----------------------
     authorized, executed, acknowledged and delivered to the Agent real property mortgages and leasehold mortgages (or Canadian debentures or mortgages) and other real estate documents to the extent required by Section 6.20.3, in each case in form and substance reasonably satisfactory to the Agent.

           5.1.6.   Perfection of Security.  Each Obligor shall have duly
                    ----------------------
     authorized, executed, acknowledged, delivered, filed, registered and recorded such security agreements, notices, financing statements and other instruments as the Agent may have reasonably requested in order to perfect the Liens purported or required pursuant to the Credit Documents to be created in the Credit Security and shall have paid all filing or recording fees or taxes required to be paid in connection therewith, including any recording, mortgage, documentary, transfer or intangible taxes.

           5.1.7.   Exercise of Warrants.  Warrants to purchase common stock
                    --------------------
     of the Company shall have been exercised for cash proceeds of at least $10,000,000, all of which shall have been invested as equity in the U.S. Borrower.

           5.1.8.   Solvency, etc.
                    -------------

           (a) After giving effect to incurrence of the Credit Obligations, the Company and its Subsidiaries, taken as a whole:

                     (i)    will be solvent;

                     (ii) will have assets having a fair saleable value in excess of the amount required to pay their probable liability on their existing debts as such debts become absolute and mature;

                     (iii) will have access to adequate capital for the conduct of their business; and

                     (iv) will have the ability to pay their debts from time to time incurred as such debts mature.

           (b) Consolidated Adjusted EBITDA for the fiscal year ended February 28, 1998 shall equal or exceed $3,500,000.

           (c) Cash and Cash Equivalents of the Company and its Subsidiaries shall be less than $5,000,000.

           (d) The Company shall have furnished to the Lenders a certificate, signed by a Financial Officer, to the effect that the closing conditions in Sections 5.1.7 and 5.1.8 have been satisfied.

           5.1.9.   Adverse Market Change.  Since April 9, 1998 no material
                    ---------------------
     adverse change shall have occurred in the syndication markets for credit facilities similar in nature to this Agreement and no material disruption of or material adverse change in the financial, banking or capital markets that would have an adverse effect on such syndication market shall have occurred, in each case as determined by the Agent and the Syndication Agent in their sole discretion.

           5.1.10.  Proper Proceedings.  This Agreement, each other Credit
                    ------------------
     Document and the transactions contemplated hereby and thereby shall have been authorized by all necessary corporate or other proceedings. All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby or by any other Credit Document shall have been obtained and shall be in full force and effect.

           5.1.11.  General.  All legal and corporate proceedings in connection
                    -------
     with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and the Agent shall have received copies of all documents, including certified copies of the Charter and By-laws of the Company and the other Obligors, records of corporate proceedings, certificates as to signatures and incumbency of officers and opinions of counsel, which the Agent may have reasonably requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

     5.2.  Conditions to Each Extension of Credit.  The obligations of the
           --------------------------------------
Lenders to make any extension of credit pursuant to Section 2 shall be subject to the satisfaction, on or before the Closing Date for such extension of credit, of the following conditions:

           5.2.1.   Officer's Certificate.  The representations and warranties
                    ---------------------
     contained in Section 7 shall be true and correct on and as of such Closing Date with the same force and effect as though made on and as of such date (except as to any representation or warranty which refers to a specific earlier date); no Default shall exist on such Closing Date prior to or immediately after giving effect to the requested extension of credit; no Material Adverse Change shall have occurred since February 28, 1998; and the U.S. Borrower or the Canadian Borrower, as the case may be, shall have furnished to the Agent and (in the case of the Canadian Loan) the Canadian Lender in connection with the requested extension of credit a certificate to these effects, in substantially the form of Exhibit 5.2.1, signed by a Financial Officer.

           5.2.2.   Legality, etc.  The making of the requested extension of
                    -------------
     credit shall not (a) subject any Lender to any penalty or special tax (other than a Tax for which the Borrower is required to reimburse the Lenders under Section 3.5) or (b) be prohibited by any Legal Requirement.

6.   General Covenants.  Each of the Company, each of the Borrowers and the
     -----------------
other Guarantors covenants that, until all of the Credit Obligations shall have been paid in full and until the Lenders' commitments to extend credit under this Agreement and any other Credit Document shall have been irrevocably terminated, the Company and its Subsidiaries will comply with the following provisions:

     6.1.  Taxes and Other Charges; Accounts Payable.
           -----------------------------------------

           6.1.1.   Taxes and Other Charges.  Each of the Company and its
                    -----------------------
     Subsidiaries shall duly pay and discharge, or cause to be paid and discharged, before the same becomes in arrears, all taxes, assessments and other governmental charges imposed upon such Person and its properties, sales or activities, or upon the income or profits therefrom, as well as all claims for labor, materials or supplies which if unpaid might by law become a Lien upon any of its property; provided, however, that any such
                                             --------  -------
     tax, assessment, charge or claim need not be paid if the validity or amount thereof shall at the time be contested in good faith by appropriate proceedings and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; and provided,
                                                                    --------
     further, that each of the Company and its Subsidiaries shall pay or bond,
     -------
     or cause to be paid or bonded, all such taxes, assessments, charges or other governmental claims immediately upon the entry of a judgment to foreclose any Lien which may have attached as security therefor (except to the extent such foreclosure has been dismissed or stayed).

           6.1.2.   Accounts Payable.  Each of the Company and its Subsidiaries
                    ----------------
     shall promptly pay when due, or in conformity with customary trade terms, all accounts payable incident to the operations of such Person not referred to in Section 6.1.1; provided, however, that any such accounts payable need
                          --------  -------
     not be paid if the validity or amount thereof shall at the time be contested in good faith and if such Person shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto.

     6.2.  Conduct of Business, etc.
           ------------------------

           6.2.1.   Types of Business.  The Company and its Subsidiaries shall
                    -----------------
     engage only in the business of (a) designing, engineering, constructing, owning, operating and maintaining Towers (including rooftop Towers) for its own account and for third parties, acquiring Towers and Tower Companies, leasing space on such Towers to tenants, managing the construction of, ownership of and leasing of space on Towers for third parties, and providing site administration and development services to wireless telecommunications and broadcast companies and (b) other activities related thereto.

           6.2.2.   Maintenance of Properties.  Each of the Company and its
                    -------------------------
     Subsidiaries:

           (a) shall keep its properties in such repair, working order and condition, and shall from time to time make such repairs, replacements, additions and improvements thereto, as are necessary for the efficient operation of its businesses and shall comply at all times in all material respects with all material franchises, licenses and leases to which it is party so as to prevent any loss or forfeiture thereof or thereunder, except where (i) compliance is at the time being contested in good faith by appropriate proceedings and (ii) failure to comply with the provisions being contested has not resulted, and does not create a material risk of resulting, in the aggregate in any Material Adverse Change; and

           (b) shall do all things necessary to preserve, renew and keep in full force and effect and in good standing its legal existence and authority necessary to continue its business; provided, however, that this
                                                   --------  -------
     Section 6.2.2(b) shall not prevent the merger, consolidation or liquidation of Subsidiaries permitted by Section 6.11.

           6.2.3.   Statutory Compliance.  Each of the Company and its
                    --------------------
     Subsidiaries shall comply in all material respects with all valid Legal Requirements applicable to it, except where (a) compliance therewith shall at the time be contested in good faith by appropriate proceedings and (b) failure so to comply with the provisions being contested has not resulted, and does not create a material risk of resulting, in the aggregate in any Material Adverse Change.

           6.2.4.   Compliance with Material Agreements.  Each of the Company
                    -----------------------------------
     and its Subsidiaries shall comply in all material respects with the Material Agreements (to the extent not in violation of the other provisions of this Agreement or any other Credit Document). Without the prior written consent of the Required Lenders, no Material Agreement shall be amended, modified, waived or terminated in any manner that would have a material adverse effect on the interests of the Lenders.

     6.3.  Insurance.
           ---------

           6.3.1.   Business Interruption Insurance.  Each of the Company and
                    -------------------------------
     its Subsidiaries shall maintain with financially sound and reputable insurers insurance related to interruption of business, either for loss of revenues or for extra expense, in the manner customary for businesses of similar size engaged in similar activities.

           6.3.2.   Property Insurance.  Each of the Company and its
                    ------------------
     Subsidiaries shall keep its assets which are of an insurable character insured by financially sound and reputable insurers against theft and fraud and against loss or damage by fire, explosion and hazards insured against by extended coverage to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities.

           6.3.3.   Liability Insurance.  Each of the Company and its
                    -------------------
     Subsidiaries shall maintain with financially sound and reputable insurers insurance against liability for hazards, risks and liability to persons and property, including product liability insurance, to the extent, in amounts and with deductibles at least as favorable as those generally maintained by businesses of similar size engaged in similar activities; provided, however, that it may effect workers' compensation insurance or similar coverage with respect to operations in any particular state or other jurisdiction through an insurance fund operated by such state or jurisdiction or by meeting the self-insurance requirements of such state or jurisdiction.

           6.3.4.   Key Executive Life Insurance.  The Company shall maintain
                    ----------------------------
     with financially sound and reputable insurers life insurance policies on each of Calvin J. Payne and S. Roy Jeffrey in an amount of at least $1,000,000 in form reasonably satisfactory to the Agent.

           6.3.5.   Flood Insurance.  Each of the Company and its Subsidiaries
                    ---------------
     shall at all times keep each parcel of real property owned or leased by it which is (a) included in the Credit Security, (b) in an area determined by the Director of the Federal Emergency Management Agency to be subject to special flood hazard and (c) in a community participating in the National Flood Insurance Program, insured against such special flood hazards in an amount necessary to ensure compliance with the federal National Flood Insurance Act of 1968.

     6.4.  Financial Statements and Reports.  Each of the Company and its
           --------------------------------
Subsidiaries shall maintain a system of accounting in which correct entries shall be made of all transactions in relation to their business and affairs in accordance with generally accepted accounting practice. The fiscal year of the Company and its Subsidiaries shall end on February 28 in each year and the fiscal quarters of the Company and its Subsidiaries shall end on May 31, August 31, November 30 and February 28 in each year.

           6.4.1.   Annual Reports.  The Company shall furnish to the Lenders as
                    --------------
     soon as available, and in any event within 120 days after the end of each fiscal year, the Consolidated and Consolidating balance sheets of the Company and its Subsidiaries as at the end of such fiscal year, the Consolidated and Consolidating statements of income and Consolidated statements of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries for such fiscal year (all in reasonable detail) and, in the case of Consolidated financial statements, comparative figures for the immediately preceding fiscal year, all accompanied by:

           (a) Reports of Moss Adams LLP (or, if they cease to be auditors of the Company and its Subsidiaries, independent certified public accountants of recognized national standing reasonably satisfactory to the Required Lenders), containing no material qualification, to the effect that they have audited the foregoing Consolidated financial statements in accordance with generally accepted auditing standards and that such Consolidated financial statements present fairly, in all material respects, the financial position of the Company and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby in conformity with GAAP.

           (b) The statement of such accountants that they have caused this Agreement to be reviewed and that in the course of their audit of the Company and its Subsidiaries no facts have come to their attention that cause them to believe that any Default exists and in particular that they have no knowledge of any Default under the Computation Covenants or, if such is not the case, specifying such Default and the nature thereof. This statement is furnished by such accountants with the understanding that the examination of such accountants cannot be relied upon to give such accountants knowledge of any such Default except as it relates to accounting or auditing matters within the scope of their audit.

           (c) A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

           (d) Computations by the Company comparing the financial statements referred to above with the most recent budget for such fiscal year furnished to the Lenders in accordance with Section 6.4.5.

           (e)   Computations by the Company in substantially the form of
     Exhibit 6.4 demonstrating, as of the end of such fiscal year, compliance with the Computation Covenants, signed by a Financial Officer.

           (f) Calculations, as at the end of such fiscal year, of (i) the Accumulated Benefit Obligations for each Plan (other than Multiemployer Plans) and (ii) the fair market value of the assets of such Plan allocable to such benefits.

           (g) A schedule, certified by a Financial Officer, showing as of the end of such fiscal year (i) the location of all Towers, the ownership of the real property on which each Tower is located, which Towers are capable of being moved from their present location, and the contribution by each Tower to Consolidated Tower Revenues as then estimated in good faith by the Company and (ii) an open bid summary report and a site development backlog report.

           (h) Supplements to Exhibits 7.1, 7.3, 7.14 and 7.15 showing any changes in the information set forth in such exhibits not previously furnished to the Lenders in writing, as well as any changes in the Charter, By-laws or incumbency of officers of the Obligors from those previously certified to the Agent.

           (i) In the event of a change in GAAP after February 28, 1998, computations by the Company, signed by a Financial Officer, reconciling the financial statements referred to above with financial statements prepared in accordance with GAAP as applied to the other covenants in Section 6 and related definitions.

           (j) In reasonable detail, management's discussion and analysis of the results of operations and the financial condition of the Company and its Subsidiaries as at the end of and for the year covered by such financial statements.

           6.4.2.   Quarterly Reports.  The Company shall furnish to the Lenders
                    -----------------
     as soon as available and, in any event, within 45 days after the end of each of the first three fiscal quarters of the Company, the internally prepared Consolidated and Consolidating balance sheet of the Company and its Subsidiaries as of the end of such fiscal quarter, the Consolidated and Consolidating statements of income, of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries for such fiscal quarter and for the portion of the fiscal year then ended (all in reasonable detail) and comparative figures for the same period in the preceding fiscal year, all accompanied by:

           (a) A certificate of the Company signed by a Financial Officer to the effect that such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, the financial position of the Company and its Subsidiaries covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject only to normal year-end audit adjustments and the addition of footnotes.

           (b) A certificate of the Company signed by a Financial Officer to the effect that such officer has caused this Agreement to be reviewed and has no knowledge of any Default, or if such officer has such knowledge, specifying such Default and the nature thereof and what action the Company has taken, is taking or proposes to take with respect thereto.

           (c) Computations by the Company comparing the financial statements referred to above with the most recent budget for the period covered thereby furnished to the Lenders in accordance with Section 6.4.5.

           (d)   Computations by the Company in substantially the form of
     Exhibit 6.4 demonstrating, as of the end of such quarter, compliance with the Computation Covenants, signed by a Financial Officer.

           (e) A schedule, certified by a Financial Officer, showing as of the end of such fiscal quarter (i) the location of all Towers, which Towers are capable of being moved from their present location, the ownership of the real property on which each Tower is located and the contribution by each Tower to Consolidated Tower Revenues as then estimated in good faith by the Company and (ii) an open bid summary report and a site development backlog report.

           (f) Supplements to Exhibits 7.1, 7.3, 7.14 and 7.15 showing any changes in the information set forth in such exhibits not previously furnished to the Lenders in writing, as well as any changes in the Charter, Bylaws or incumbency of officers of the Obligors from those previously certified to the Agent.

           (g) In reasonable detail, management's discussion and analysis of the results of operations and financial condition of the Company and its Subsidiaries as at the end of and for the fiscal period covered by the financial statements referred to above.

           6.4.3.   Currency Exchange Report; Compliance.  The Company shall
                    ------------------------------------
     furnish to the Lenders as soon as available and, in any event, within 25 days after the end of each month, a report containing a calculation of the Canadian Loan in the Equivalent Amount of United States Funds based on the foreign currency exchange rates as of the end of such month and, in the event the amount of the Canadian Loan as calculated above is at least 5% larger or smaller than the amount of the Canadian Loan as calculated for purposes of the most recent computations of the Computation Covenants, new computations by the Company in substantially the form of Exhibit 6.4 demonstrating, as of the end of the most recently completed fiscal quarter, compliance with the Computation Covenants with the Canadian Loan as calculated above, signed by a Financial Officer.

           6.4.4.   Tower Acquisition Reports.  The Company will deliver to the
                    -------------------------
     Agent 15 Banking Days' prior written notice of the proposed acquisition of any new Towers (including real property sites for Towers) for a proposed cost that equals or exceeds $2,500,000 for any acquisition or series of related acquisitions and the proposed cost and projected revenue thereof (whether or not the costs of such acquisition are to be funded by the Company from its own sources or from the proceeds of the Loan). Such notice shall specify a description and the locations of the new Towers (including Towers owned by Tower Companies), the name and address of the owner or lessee, as appropriate, of the real property on which they are located, and, a memorandum summarizing the results of the due diligence review of such acquisition or series of related acquisitions and such other documents or information owned or within the control of the Company and its Subsidiaries as the Required Lenders may reasonably require.

           6.4.5.  Other Reports.  The Company shall promptly furnish to the
                   -------------
     Lenders:

           (a) As soon as prepared and in any event before the beginning of each fiscal year, an annual budget and operating projections for such fiscal year of the Company and its Subsidiaries, prepared in a manner consistent with the manner in which the financial projections described in
     Section 7.2.1 were prepared and showing, in any event, projected net income, cash flows and the Capital Expenditures budget.

           (b)   Any material updates of such budget and projections.

           (c) Any management letters furnished to the Company or any of its Subsidiaries by the Company's auditors.

           (d) All budgets, projections, statements of operations and other reports furnished generally to the shareholders of the Company.

           (e) Such registration statements, proxy statements and reports, including Forms S-1, S-2, S-3, S-4, 10-K, 10-Q and 8-K, as may be filed by the Company or any of its Subsidiaries with the Securities and Exchange Commission.

           (f) Any 90-day letter or 30-day letter from the federal Internal Revenue Service (or the equivalent notice received from state or other taxing authorities) asserting tax deficiencies against the Company or any of its Subsidiaries.

           6.4.6.  Notice of Litigation, Defaults, etc. The Company shall
                   -----------------------------------
     promptly furnish to the Lenders notice of any litigation or any administrative or arbitration proceeding (a) which creates a material risk of resulting, after giving effect to any applicable insurance, in the payment by the Company and its Subsidiaries of more than $500,000 or (b) which results, or creates a material risk of resulting, in a Material Adverse Change. Promptly upon acquiring knowledge thereof, the Company shall notify the Lenders of the existence of any Default or Material Adverse Change, specifying the nature thereof and what action the Company or any of its Subsidiaries has taken, is taking or proposes to take with respect thereto.

           6.4.7.  ERISA Reports. The Company shall furnish to the Lenders as
                   -------------
     soon as available the following items with respect to any Plan:

           (a) any request for a waiver of the funding standards or an extension of the amortization period,

           (b) notice of any reportable event (as defined in section 4043 of ERISA), unless the notice requirement with respect thereto has been waived by regulation,

           (c) any notice received by any ERISA Group Person that the PBGC has instituted or intends to institute proceedings to terminate any Plan, or that any Multiemployer Plan is insolvent or in reorganization,

           (d) notice of the possibility of the termination of any Plan by its administrator pursuant to section 4041 of ERISA, and

           (e) notice of the intention of any ERISA Group Person to withdraw, in whole or in part, from any Multiemployer Plan.

           6.4.8.  Other Information; Audit.  From time to time at reasonable
                   ------------------------
     intervals upon request of any authorized officer of any Lender, each of the Company and its Subsidiaries shall furnish to such Lender such other information regarding the business, assets, financial condition, income or prospects of the Company and its Subsidiaries as such officer may reasonably request, including copies of all tax returns, licenses, agreements, leases and instruments to which any of the Company or its Subsidiaries is party. Each Lender's authorized officers and representatives shall have the right during normal business hours upon reasonable notice and at reasonable intervals to examine the books and records of the Company and its Subsidiaries, to make copies and notes therefrom for the purpose of ascertaining compliance with or obtaining enforcement of this Agreement or any other Credit Document. The Agent, upon reasonable advance notice, may undertake to have the Company and its Subsidiaries reviewed by the Agent's commercial financial examiners and fixed asset appraisers.

     6.5.  Certain Financial Tests.
           -----------------------

           6.5.1.  Consolidated Total Debt to Consolidated Adjusted EBITDA.
                   -------------------------------------------------------
     Consolidated Total Debt shall not on any date exceed the percentage set forth in the table below of Consolidated Adjusted EBITDA for the most recently completed period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with Section 6.4.1 or 6.4.2.

                   Period Ending              Percentage
                   -------------              ----------

           Prior to May 31, 2000              600%

           June 1, 2000 through               550%
              May 31, 2001

           June 1, 2001 through               500%
              May 31, 2002

           June 1, 2002 through                    450%
              May 31, 2003

           June 1, 2003 and thereafter             400%

           6.5.2.  Consolidated Senior Debt to Consolidated Adjusted EBITDA.
                   --------------------------------------------------------
     Consolidated Senior Debt shall not on any date exceed the percentage set forth in the table below of Consolidated Adjusted EBITDA for the most recently completed period of four consecutive fiscal quarters for which financial reports have been (or are required to have been) furnished to the Lenders in accordance with Section 6.4.1 or 6.4.2.

                    Period Ending               Percentage
                    -------------               ----------

           Prior to May 31, 2000                   500%

           June 1, 2000 through May 31, 2001       450%

           June 1, 2001 through May 31, 2002       400%

           June 1, 2002 through May 31, 2003       350%

           June 1, 2003 and thereafter             300%

           6.5.3.  Consolidated EBITDA to Consolidated Interest Expense. For
                   ----------------------------------------------------
     each period of four consecutive fiscal quarters of the Company, Consolidated EBITDA shall equal or exceed the percentage set forth in the table below of Consolidated Interest Expense.

                    Period Ending          Percentage
                    -------------          ----------

           Prior to May 31, 2000              200%

           June 1, 2000 and thereafter        250%

           6.5.4.  Consolidated EBITDA to Consolidated Fixed Charges.  For each
                   -------------------------------------------------
     period of four consecutive fiscal quarters of the Company, Consolidated EBITDA shall equal or exceed 110% of Consolidated Fixed Charges.

           6.5.5.  Consolidated Adjusted EBITDA.  For each period of four
                   ----------------------------
     consecutive fiscal quarters of the Company, Consolidated Adjusted EBITDA shall equal or exceed the sum of (a) $3,500,000 plus (b) 85% of
                                                     ----
     Consolidated Adjusted EBITDA properly allocable to Towers acquired or constructed for the account of the Company or any of its

     Subsidiaries after March 1, 1998 plus (c) 50% of Consolidated Adjusted
                                      ----
     EBITDA (only if a positive number) properly allocable to Subsidiaries or divisions acquired after March 1, 1998 that construct Towers for third parties.

          6.5.6.   Consolidated Net Worth. Consolidated Net Worth shall not at
                   ----------------------
     any time be less than the sum of (a) $12,000,000 plus (b) the Available
                                                      ----
     Fund.

          6.5.7.   Capital Expenditures.  Capital Expenditures with respect to
                   --------------------
     Towers to be constructed or for which construction is not yet complete and owned by (or to be owned by) the Company and its Subsidiaries shall not exceed $5,000,000 in the aggregate at any one time outstanding; provided,
                                                                     --------
     however, that in no event shall this limitation apply to Capital
     -------
     Expenditures with respect to repairing, replacing or maintaining Towers following their completion or which are acquired with all construction complete.

     6.6  Indebtedness.  Neither the Company nor any of its Subsidiaries shall
          ------------
create, incur, assume or otherwise become or remain liable with respect to any Indebtedness (or become contractually committed to do so), except the following:

          6.6.1.  Indebtedness in respect of the Credit Obligations.

          6.6.2.  Guarantees permitted by Section 6.7.

          6.6.3. Current liabilities, other than Financing Debt, incurred in the ordinary course of business.

          6.6.4. To the extent that payment thereof shall not at the time be required by Section 6.1, Indebtedness in respect of taxes, assessments, governmental charges and claims for labor, materials and supplies.

          6.6.5. Indebtedness secured by Liens of carriers, warehouses, mechanics, landlords and other Persons permitted by Sections 6.8.5 and 6.8.6.

          6.6.6. Indebtedness in respect of judgments or awards (a) which have been in force for less than the applicable appeal period or (b) in respect of which the Company or any Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and, in the case of each of clauses (a) and (b), the Company or such Subsidiary shall have taken appropriate reserves therefor in accordance with GAAP and execution of such judgment or award shall not be levied.

          6.6.7. To the extent permitted by Section 6.8.7, Indebtedness in respect of Capitalized Lease Obligations or secured by purchase money security interests; provided, however, that the aggregate principal amount
                         --------  -------
     of all Indebtedness under this Section 6.6.7
     plus Indebtedness under Sections 6.6.8 and 6.6.14 at any one time
     ----
     outstanding shall not exceed $2,500,000.

           6.6.8. Unsecured Indebtedness of the Company owing to sellers of Towers and Tower Companies so long as either (a) such Indebtedness is subordinated to the Credit Obligations on substantially the terms of
     Exhibit 6.6.8 and the aggregate principal amount of all Indebtedness under this clause (a) plus Indebtedness under Sections 6.6.7 and 6.6.14 at any
                     ----
     one time outstanding shall not exceed $2,500,000 or (b) the aggregate principal amount of Indebtedness owing to such sellers is covered by Letters of Credit.

           6.6.9. Indebtedness in respect of deferred taxes arising in the ordinary course of business.

           6.6.10. Indebtedness in respect of inter-company loans and advances among the Company and its Subsidiaries which are not prohibited by Section 6.9.

           6.6.11. Senior Subordinated Debt.

           6.6.12. Unfunded pension liabilities and obligations with respect to Plans so long as the Company and all other ERISA Group Persons are in compliance with Section 6.16.

           6.6.13. Other Indebtedness outstanding on the date hereof and described in Exhibit 7.3 and all renewals and extensions thereof not in excess of the amount thereof outstanding immediately prior to such renewal or extension or having a shorter average life or earlier maturity.

           6.6.14. Indebtedness (other than Financing Debt) in addition to the foregoing; provided, however, that the aggregate amount of all such
                --------  -------
     Indebtedness under this Section 6.6.14 plus Indebtedness under Sections
                                            ----
     6.6.7 and 6.6.8 at any one time outstanding shall not exceed $2,500,000.

           6.6.15. Interest Rate Protection Agreements.

     6.7   Guarantees; Letters of Credit.  Neither the Company nor any of its
           -----------------------------
Subsidiaries shall become or remain liable with respect to any Guarantee, including reimbursement obligations, whether contingent or matured, under letters of credit or other financial guarantees by third parties (or become contractually committed do to so), except the following:

           6.7.1.  Letters of Credit and Guarantees of the Credit Obligations.

           6.7.2. Guarantees by the Company of Indebtedness and other obligations incurred by its Subsidiaries and permitted by Section 6.6.

           6.7.3.  Senior Subordinated Notes.

     6.8.  Liens.  Neither the Company nor any of its Subsidiaries shall create,
           -----
incur or enter into, or suffer to be created or incurred or to exist, any Lien (or become contractually committed to do so), except the following:

           6.8.1.  Liens on the Credit Security that secure the Credit
     Obligations.

           6.8.2. Liens to secure taxes, assessments and other governmental charges, to the extent that payment thereof shall not at the time be required by Section 6.1.

           6.8.3. Deposits or pledges made (a) in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security, (b) in connection with casualty insurance maintained in accordance with Section 6.3, (c) to secure the performance of bids, tenders, contracts (other than contracts relating to Financing Debt) or leases, (d) to secure statutory obligations or surety or appeal bonds,
     (e) to secure indemnity, performance or other similar bonds in the ordinary course of business or (f) in connection with contested amounts to the extent that payment thereof shall not at that time be required by Section 6.1.

           6.8.4. Liens in respect of judgments or awards, to the extent that such judgments or awards are permitted by Section 6.6.6 but only to the extent that such Liens are junior to the Liens on the Credit Security granted to secure the Credit Obligations.

           6.8.5. Liens of carriers, warehouses, mechanics and similar Liens, in each case (a) in existence less than 90 days from the date of creation thereof or (b) being contested in good faith by the Company or any Subsidiary in appropriate proceedings (so long as the Company or such Subsidiary shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto).

           6.8.6. Encumbrances in the nature of (a) zoning restrictions, (b) easements, (c) restrictions of record on the use of real property, (d) landlords' and lessors' Liens on rented premises and (e) restrictions on transfers or assignment of leases, which in each case do not materially detract from the value of the encumbered property or impair the use thereof in the business of the Company or any Subsidiary.

           6.8.7. Liens constituting (a) purchase money security interests (including mortgages, conditional sales, Capitalized Leases and any other title retention or deferred purchase devices) in real property, interests in leases or tangible personal property (other than inventory) existing or created on the date on which such property is acquired or within 60 days thereafter, and (b) the renewal, extension or refunding of any security interest referred to in the foregoing clause (a) in an amount not to exceed the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, however, that (i) each such security interest shall
                --------  -------
     attach solely to the particular item of property so acquired, and the principal amount of Indebtedness (including Indebtedness in respect of Capitalized Lease Obligations) secured thereby shall not exceed the cost (including all such Indebtedness secured thereby, whether or not assumed) of such item of property; and (ii) the aggregate principal amount of all Indebtedness secured by Liens permitted by this Section 6.8.7 shall not exceed the amount permitted by Section 6.6.7.

           6.8.8. Restrictions under federal, provincial and state securities laws on the transfer of securities.

           6.8.9. The sale of doubtful accounts receivable for collection in the ordinary course of business.

           6.8.10  Liens as in effect on the date hereof described in Exhibit
     7.3 (and renewals and replacements thereof) and securing Indebtedness permitted by Section 6.6.13.

           6.8.11. Depositary's liens, rights of set-off or similar rights and remedies as to deposit accounts.

     6.9.  Investments and Acquisitions.  Neither the Company nor any of its
           ----------------------------
Subsidiaries shall have outstanding, acquire or hold any Investment (including any Investment consisting of the acquisition of any business) (or become contractually committed to do so), except the following:

           6.9.1. Investments of the Company and its Subsidiaries in (a) Wholly Owned Subsidiaries which are Guarantors or Borrowers as of the date hereof or (b) Persons that have become Wholly Owned Subsidiaries and Guarantors after the date hereof in accordance with Section 6.9.5; provided, however,
                                                             --------  -------
     that no such Investment shall involve the transfer by the Company or the Borrowers of any material assets other than cash.

           6.9.2. Intercompany loans and advances from any Wholly Owned Subsidiary to either of the Borrowers but in each case only to the extent reasonably necessary for Consolidated tax planning and working capital management.

           6.9.3.  Investments in Cash Equivalents.

           6.9.4.  Guarantees permitted by Section 6.7.

           6.9.5. So long as immediately before and after giving effect thereto no Default exists, Investments of the Company and its Wholly Owned Subsidiaries consisting of the acquisition of Towers and at least 80% of the equity of Tower Companies; provided, however, that:
     --------  -------

           (a) at least 10 Banking Days, in the case of acquisitions or series of related acquisitions with a cost to the Company and its Subsidiaries equal to or exceeding $2,500,000, prior to any such acquisition, the Lenders shall receive computations provided by a Financial Officer demonstrating pro forma compliance with the Computation Covenants after giving effect to such acquisition and the materials required by Section 6.4.4,

           (b) the Company shall take all necessary action to cause any such newly acquired Tower Company to become a Guarantor and to perfect the Lenders' security interests in the newly acquired Towers and Designated Real Properties to the extent necessary to comply with Section 6.20.3,

           (c) no more than 25% of the Tower Revenues anticipated to be derived from such acquired Towers or Tower Companies shall derive from PCS C-Block Providers, and

           (d) in the case of any acquisition (or series of related acquisitions) involving consideration equal to or exceeding $5,000,000 by the Company and its Subsidiaries, the Lenders holding at least a majority of the Percentage Interests shall have provided their prior written consent.

     6.10. Distributions.  Neither the Company nor any of its Subsidiaries shall
           -------------
make any Distribution (or become contractually committed to do so), except the following:

           6.10.1. So long as immediately before and after giving effect thereto no Default exists, Subsidiaries of the Company may make Distributions to the Company or any Wholly Owned Subsidiary of the Company and the Company and its Subsidiaries may make Investments permitted by Sections 6.9.1 and 6.9.2.

           6.10.2. To the extent permitted by the applicable subordination terms, the Company may make regularly scheduled, mandatory payments of interest on and principal of the subordinated Indebtedness permitted by Sections 6.6.8 and 6.6.11.

           6.10.3. So long as immediate before and after giving effect thereto no Default exists, the Company may make Distributions up to $200,000 per year to repurchase Company stock and options to acquire such stock owned by employees whose employment with the Company and its Subsidiaries has then terminated.

     6.11. Asset Dispositions and Mergers.  Neither the Company nor any of its
           ------------------------------
Subsidiaries shall merge or enter into a consolidation or sell, lease, exchange, sell and lease back, sublease or otherwise dispose of any of its assets (or become contractually committed to do so), except the following:

           6.11.1. The Company and any of its Subsidiaries may sell or otherwise dispose of (a) inventory and Cash Equivalents in the ordinary course of business and (b) tangible assets to be replaced in the ordinary course of business within 12 months by other tangible assets of equal or greater value or (c) tangible assets (other than Towers) that are no longer used or useful in the business of the Company or such Subsidiary; provided,
                                                                       --------
     however, that the fair value of all assets sold or disposed of pursuant to
     -------
     this clause (c) shall not be material.

           6.11.2. Dispositions of immaterial assets outside the ordinary course of business; provided, however, that the fair value of all assets sold or
                  --------  -------
     disposed of pursuant to this Section 6.11.2 after the date hereof shall not exceed $1,000,000 in the aggregate.

           6.11.3. Any Wholly Owned Subsidiary of the Company (other than either of the Borrowers) may merge, consolidate or be liquidated into either of the Borrowers or any other Wholly Owned Subsidiary of either of the Borrowers so long as after giving effect to any such merger to which such Borrower is a party such Borrower shall be the surviving or resulting Person.

           6.11.4. Mergers constituting Investments permitted by Section 6.9.5.

           6.11.5. Licensing of and leasing of Tower space and intangible assets for fair value in the ordinary course of business.

           6.11.6. So long as immediately before and after giving effect thereto no Default exists, transfers for fair value to any Person who sells or leases a Tower or Tower Company to the Company or one of its Subsidiaries of such portions of the real property on which the applicable Towers are located as are not necessary for the operation of the Towers.

           6.11.7. So long as the Net Asset Sale Proceeds thereof are applied to repay the Loan as required by Section 4.3.3 and so long as immediately before and after giving effect thereto no Default exists, the Company and its Subsidiaries may sell for fair value during any year Towers contributing not more than 5% of Consolidated Tower Revenues for the Company's most recently completed fiscal year; provided, however, that the
                                                    --------  -------
     sum of the foregoing percentages of Consolidated Tower Revenues for all Towers sold pursuant to this Section 6.11.6 since the date hereof shall not exceed 15%.

           6.11.8. So long as immediately before and after giving effect thereto no Default exists, the Company and its Subsidiaries may enter into sale and leaseback transactions with respect to the real property upon which the Towers are located (but not with respect to the Towers themselves) in an aggregate amount not to exceed $200,000.

     6.12.  Issuance of Stock by Subsidiaries; Subsidiary Distributions.
            -----------------------------------------------------------

            6.12.1. Issuance of Stock by Subsidiaries. No Subsidiary of the
                    ---------------------------------
     Company shall issue or sell any shares of its capital stock or other evidence of beneficial ownership to any Person other than (a) the Company or any Wholly Owned Subsidiary of the Company, which shares shall have been pledged to the Agent as part of the Credit Security to the extent required by the Guarantee and Security Agreement and (b) directors of Subsidiaries as qualifying shares to the extent required by Legal Requirements and, in the case of Foreign Subsidiaries, shares required by Legal Requirements to be held by foreign nationals.

            6.12.2. No Restrictions on Subsidiary Distributions. Except for this
                    -------------------------------------------
     Agreement, the Credit Documents and the Senior Subordinated Notes Purchase Agreement, neither the Company nor any Subsidiary shall enter into or be bound by any agreement (including covenants requiring the maintenance of specified amounts of net worth or working capital) restricting the right of any Subsidiary to make Distributions or extensions of credit to the Borrowers (directly or indirectly through another Subsidiary).

     6.13.  Voluntary Prepayments of Other Indebtedness. Neither the Company nor
            -------------------------------------------
any of its Subsidiaries shall make any voluntary prepayment of principal of or interest on any Financing Debt (other than the Credit Obligations) or make any voluntary redemptions or repurchases of Financing Debt (other than the Credit Obligations), in each case except in order to facilitate a refinancing of Indebtedness permitted by Section 6.6.

     6.14.  Derivative Contracts.  Neither the Company nor any of its
            --------------------
Subsidiaries shall enter into any Interest Rate Protection Agreement, foreign currency exchange contract or other financial or commodity derivative contracts except to provide hedge protection for an underlying economic transaction in the ordinary course of business.

     6.15.  Negative Pledge Clauses.  Neither the Company nor any of its
            -----------------------
Subsidiaries shall enter into any agreement, instrument, deed or lease which prohibits or limits the ability of the Company or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of their respective properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any collateral for such obligation if collateral is granted for another obligation, except the following:

            6.15.1.  This Agreement and the other Credit Documents.

            6.15.2.  Covenants in documents creating Liens permitted by Section
     6.8 prohibiting further Liens on the assets encumbered thereby.

               6.15.3.  The Senior Subordinated Notes Purchase Agreement.

     6.16.     ERISA, etc.  Each of the Company and its Subsidiaries shall
               ----------
comply, and shall cause all ERISA Group Persons to comply, in all material respects, with the provisions of ERISA and the Code applicable to each Plan. Each of the Company and its Subsidiaries shall meet, and shall cause all ERISA Group Persons to meet, all minimum funding requirements applicable to them with respect to any Plan pursuant to section 302 of ERISA or section 412 of the Code, without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted. At no time shall the Accumulated Benefit Obligations under any Plan that is not a Multiemployer Plan exceed the fair market value of the assets of such Plan allocable to such benefits by more than $1,000,000. The Company and its Subsidiaries shall not withdraw, and shall cause all other ERISA Group Persons not to withdraw, in whole or in part, from any Multiemployer Plan so as to give rise to withdrawal liability exceeding $1,000,000 in the aggregate. At no time shall the actuarial present value of unfunded liabilities for post-employment health care benefits (other than COBRA continuation coverage benefits), whether or not provided under a Plan, calculated in a manner consistent with Statement No. 106 of the Financial Accounting Standards Board, exceed $1,000,000.

     6.17.     Transactions with Affiliates.  Neither the Company nor any of its
               ----------------------------
Subsidiaries shall effect any transaction with any of their respective Affiliates (except for the Company and its Subsidiaries) on a basis less favorable to the Company and its Subsidiaries than would be the case if such transaction had been effected with a non-Affiliate.

     6.18.     Interest Rate Protection.  Within 90 days after the Initial
               ------------------------
Closing Date, each of the Borrowers shall obtain and thereafter keep in effect one or more Interest Rate Protection Agreements conforming to International Securities Dealers Association standards, each in form and substance reasonably satisfactory to the Agent, covering a notional amount of at least 50% of the Loan, in each case for an aggregate period of not less than three years.

     6.19.     Environmental Laws.
               ------------------

               6.19.1.   Compliance with Law and Permits.  Each of the Company
                         -------------------------------
     and its Subsidiaries shall use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep in effect all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws.

               6.19.2.   Notice of Claims, etc.  Each of the Company and its
                         ---------------------
     Subsidiaries shall immediately notify the Agent, and provide copies upon receipt, of all written claims, complaints, notices or inquiries from governmental authorities relating to the condition of its facilities and properties or compliance with Environmental Laws, and shall promptly cure and have dismissed with prejudice to the reasonable satisfaction of the Agent any actions and proceedings relating to compliance with Environmental Laws.

     6.20.     Tower Matters.
               --------------

               6.20.1.   Tower Construction Requirements.  Prior to
                         --------------------------------
     commencement of construction of any Tower to be owned by the Company or any of its Subsidiaries, the Company shall enter into a lease or license agreement with respect to such Tower with a licensed cellular or broadcast operator, PCS A-F Block Provider, ESMR Operator or other FCC or CRTC licensed wireless provider as the anchor tenant, which anchor tenant shall be reasonably acceptable to the Agent; provided, however, that the
                                            --------  -------
     Company and its Subsidiaries may make Capital Expenditures and Investments not exceeding $1,000,000 at any one time outstanding with respect to Towers that are not subject to such a lease or license agreement.

               6.20.2.   No Removal of Towers.  None of the Towers located on
                         --------------------
     Designated Real Property shall be removed from their locations without the prior written consent of the Required Lenders, which consent shall not be unreasonably withheld or delayed, unless: (a) (i) such removal is in the ordinary course of business, (ii) such actions and filings of record as may be necessary to continue the first priority perfected Lien of the Lenders in the real property or leasehold upon which such Tower is finally located have been taken and (iii) in the case of leaseholds, the Agent has received Estoppel and Consent Letters relating to the new locations, or (b) such removal is necessary to satisfy any Legal Requirement or a properly issued order or mandate of any governmental authority or (c) any Tower so removed has been damaged and the Lenders have required the insurance proceeds relating thereto be applied to repayment of the Loan in accordance with
     Section 4.3.3.

               6.20.3.   Pledged Towers.  For each period of four consecutive
                         --------------
     fiscal quarters of the Company, commencing with the fiscal quarter ending August 31, 1998, Pledged Towers as of the end of such period shall have contributed at least 85% of Consolidated Tower Revenues.

               The Company and its Subsidiaries shall have the right to obtain releases and discharges of any Mortgages and Estoppel and Consent Letters with respect to Pledged Towers upon 10 Banking Days prior notice to the Agent so long as after giving effect to any such releases and discharges Pledged Towers shall have contributed at least 85% of Consolidated Tower Revenues for the period of four consecutive fiscal quarters of the Company then most recently ended.

               With respect to each Pledged Tower, the Obligors shall have duly authorized, executed, acknowledged and delivered to the Agent a mortgage (or deed of trust or Canadian debenture or mortgage) on each real property on which such Pledged Tower is located in substantially the form of Exhibit 6.20.3A and a leasehold mortgage (or leasehold deed of trust or Canadian debenture or mortgage) on each real property leased by the Company and its Subsidiaries on which such Pledged Tower is located in substantially the form of Exhibit 6.20.3B, with Estoppel and Consent Letters from the lessors in substantially the form of
     Exhibit 6.20.3C (each, an "Estoppel and Consent Letter"), lessor waivers
                                ----------------------------
     and any other documents required to allow for the recording or filing of a leasehold mortgage, in each case in form and substance reasonably satisfactory to the Agent, together with, for each such real property: (a) copies of title insurance policies to the extent obtained by the Company or any of its Subsidiaries, (b) to the extent obtained by the Company or any of its Subsidiaries, an environmental site assessment report in such form, with such conclusions and from such environmental engineering firm as are reasonably satisfactory to the Agent, (c) to the extent obtained by the Company or any of its Subsidiaries, a survey on such real property that is reasonably satisfactory to the Agent and (d) a legal opinion of local counsel with respect to the recording and enforceability of such mortgages and leasehold mortgages in substantially the form of Exhibit 6.20.3D.

7.   Representations and Warranties.  In order to induce the Lenders to extend
     ------------------------------
credit to the Borrowers hereunder, each of the Company, the Borrowers and the other Guarantors jointly and severally represents and warrants as follows:

     7.1.      Organization and Business.
               -------------------------

               7.1.1.    The Company.  The Company is a duly organized and
                         -----------
     validly existing corporation, in good standing under the laws of Washington, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party, (b) guarantee the Credit Obligations, (c) grant the Agent for the benefit of the Lenders the security interests in the Credit Security owned by it to secure the Credit Obligations and (d) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of the Company have been previously delivered to the Agent and are correct and complete.
     Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the later of the date hereof or the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the jurisdiction of incorporation of the Company, (ii) the address of the Company's principal executive office and chief place of business, (iii) each name, including any trade name, under which the Company conducts its business and (iv) the jurisdictions in which the Company keeps tangible personal property.

               7.1.2.    Subsidiaries.  Each Subsidiary of the Company is duly
                         ------------
     validly existing and in good standing under the laws of the jurisdiction in which it is organized, with all power and authority, corporate or otherwise, necessary to (a) enter into and perform this Agreement and each other Credit Document to which it is party, (b) guarantee (in the case of the Borrowers, incur) the Credit Obligations, (c) grant the Agent for the benefit of the Lenders the security interest in the Credit Security owned by such Subsidiary to secure the Credit Obligations and (d) own its properties and carry on the business now conducted or proposed to be conducted by it. Certified copies of the Charter and By-laws of each Subsidiary of the Company have been previously delivered to the Agent and are correct and complete. Exhibit 7.1, as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2, sets forth, as of the later of the date hereof or the end of the most recent fiscal quarter for which financial statements are required to be furnished in accordance with such Sections, (i) the name and jurisdiction of organization of each Subsidiary of the Company, (ii) the address of the chief executive office and principal place of business of each such Subsidiary, (iii) each name under which each such Subsidiary conducts its business, (iv) each jurisdiction in which each such Subsidiary keeps tangible personal property, and (v) the number of authorized and issued shares and ownership of each such Subsidiary.

               7.1.3.    Qualification.  Each of the Company and its
                         -------------
     Subsidiaries is duly and legally qualified to do business as a foreign corporation or other entity and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted, except for failures to be so qualified, authorized or licensed which would not in the aggregate result, or create a material risk of resulting, in any Material Adverse Change.

               7.1.4.    Capitalization.  No options, warrants, conversion
                         --------------
     rights, preemptive rights or other statutory or contractual rights to purchase shares of capital stock or other securities of any Subsidiary now exist, nor has any Subsidiary authorized any such right, nor is any Subsidiary obligated in any other manner to issue shares of its capital stock or other securities.

     7.2       Financial Statements and Other Information; Material Agreements.
               ---------------------------------------------------------------

               7.2.1.    Financial Statements and Other Information.  The
                         ------------------------------------------
     Company has previously furnished to the Lenders copies of the following:

               (a) The audited Consolidated and unaudited Consolidating balance sheets of the Company and its Subsidiaries as at February 29, 1996, February 28, 1997 and February 28, 1998 and the audited Consolidated and unaudited Consolidating statements of income and the audited Consolidated statements of changes in shareholders' equity and of cash flows of the Company and its Subsidiaries for the fiscal years of the Company then ended.

               (b) The Company's report on 10-K for its fiscal year ended February 28, 1998, as filed with the Securities and Exchange Commission.

               (c) The seven-year financial and operational projections for the Company and its Subsidiaries dated April 20, 1998.

               (d) Calculations with respect to the Computation Covenants as of the end of the most recent month preceding the date hereof on a pro forma basis giving effect to the incurrence of the Credit Obligations.

               (e) Information Memorandum, presented by U.S. Bank, dated March 1998, with respect to a $75,000,000 Senior Secured Credit Facility (the "Information Memorandum").
      ----------------------

               The audited Consolidated financial statements (including the notes thereto) referred to in clause (a) above were prepared in accordance with GAAP and fairly present in all material respects the financial position of the Company and its Subsidiaries on a Consolidated basis at the respective dates thereof and the results of their operations for the periods covered thereby. The unaudited Consolidating financial statements referred to in clause (a) above were prepared in accordance with GAAP and fairly present in all material respects the financial position of the Company and its Subsidiaries at the respective dates thereof and the results of their operations for the periods covered thereby, subject to normal year-end audit adjustments and the addition of footnotes in the case of interim financial statements. Neither the Company nor any of its Subsidiaries has any known contingent liability material to the Company and its Subsidiaries on a Consolidated basis which is not reflected in the balance sheets referred to in clause (a) above (or delivered pursuant to Sections 6.4.1 or 6.4.2) or in the notes thereto.

               As to the Company and its Subsidiaries taken as a whole, to the knowledge of the Company, the Form 10-K referred to in clause (b) above did not contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made.

               The financial and operational projections referred to in clause
     (c) above conform with the internal operating forecasts of the Company and constitute a reasonable estimate by the Company as of the date hereof of its future performance, it being understood that any projected financial information represents an estimate, based on various assumptions, of future results of operations which may or may not in fact occur.

               As of the date thereof, the Information Memorandum did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made; provided, however, that the descriptions in the
                     --------  -------
     Information Memorandum of other documents and agreements are intended to be summaries only and do not provide comprehensive descriptions of the terms and conditions contained in such documents and agreements.

               7.2.2.  Material Agreements.  The Company has previously
                       -------------------
     furnished to the Lenders correct and complete copies, including all exhibits, schedules and amendments thereto, of the agreements and instruments, each as in effect on the date hereof, listed in Exhibit 7.2.2, which constitute all agreements and instruments material to the Company and its Subsidiaries on a Consolidated basis (the "Material Agreements").
                                                    -------------------

     7.3.      Agreements Relating to Financing Debt, Investments, etc.  Exhibit
               -------------------------------------------------------
7.3, as from time to time hereafter supplemented in accordance with Sections
6.4.1 and 6.4.2, sets forth:

               7.3.1. The amounts (as of the dates indicated in Exhibit 7.3, as so supplemented) of all Financing Debt of the Company and its Subsidiaries and all agreements which relate to such Financing Debt.

               7.3.2. All Liens and Guarantees with respect to such Financing Debt.

               7.3.3. All agreements which directly or indirectly require the Company or any Subsidiary to make any Investment.

               7.3.4. Material license agreements with respect to the products of the Company and its Subsidiaries, including the parties thereto and the expiration dates thereof.

               7.3.5. All trademarks, tradenames, service marks, service names and patents owned by the Company and its Subsidiaries that are registered with the federal Patent and Trademark Office (or the equivalent Canadian governmental office) (or with respect to which applications for such registration have been filed).

               7.3.6. All copyrights owned by the Company and its Subsidiaries that are registered with the federal Copyright Office (or the equivalent Canadian governmental office).

               7.3.7. The approximate amount and scope of accounts receivable owing from federal, state, provincial and local governmental authorities.

               7.3.8. All bank and deposit accounts owned by the Company and its Subsidiaries.

The Company has furnished the Lenders correct and complete copies of any agreements described in clauses (a) through (e) above requested by the Required Lenders.

     7.4       Changes in Condition.  Since February 28, 1998, no Material
               --------------------
Adverse Change has occurred and between February 28, 1998, and the date hereof, neither the Company nor any Subsidiary of the Company has entered into any material transaction outside the ordinary course of business except for the transactions contemplated by this Agreement and the Material Agreements.

     7.5       Title to Assets.  The Company and its Subsidiaries have good and
               ---------------
marketable title to all assets necessary for or used in the operations of their business as now conducted by them and reflected in the most recent balance sheet referred to in Section 7.2.1 (or the balance sheet most recently furnished to the Lenders pursuant to Sections 6.4.1 or 6.4.2), and to all assets acquired subsequent to the date of such balance sheet, subject to no Liens except for Liens permitted by Section 6.8 and except for assets disposed of as permitted by
Section 6.11.

     7.6       Operations in Conformity With Law, etc.  The operations of the
               --------------------------------------
Company and its Subsidiaries as now conducted or proposed to be conducted are not in violation of, nor is the Company or its Subsidiaries in default under, any Legal Requirement presently in effect, except for such violations and defaults as do not and will not, in the aggregate, result, or create a material risk of resulting, in any Material Adverse Change. The Company has received no notice of any such violation or default and has no knowledge of any basis on which the operations of the Company or its Subsidiaries, as now conducted and as currently proposed to be conducted after the date hereof, would be held so as to violate or to give rise to any such violation or default.

     7.7       Litigation.  No litigation, at law or in equity, or any
               ----------
proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending or, to the knowledge of the Company, the Borrowers or any Guarantor, threatened which involves any material risk of any final judgment, order or liability which, after giving effect to any applicable insurance, has resulted, or creates a material risk of resulting, in any Material Adverse Change or which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement or any other Credit Document. No judgment, decree or order of any court, board or other governmental or administrative agency or any arbitrator has been issued against or binds the Company or any of its Subsidiaries which has resulted, or creates a material risk of resulting, in any Material Adverse Change.

     7.8       Authorization and Enforceability.  Each of the Company and each
               --------------------------------
other Obligor has taken all corporate action required to execute, deliver and perform this Agreement and each other Credit Document to which it is party. No consent of stockholders of the Company is necessary in order to authorize the execution, delivery or performance of this Agreement or any other Credit Document to which the Company is party. Each of this Agreement and each other Credit Document constitutes the legal, valid and binding obligation of each Obligor party thereto and is enforceable against such Obligor in accordance with its terms.

     7.9.      No Legal Obstacle to Agreements.  Neither the execution and
               -------------------------------
delivery of this Agreement or any other Credit Document, nor the making of any borrowings hereunder, nor the guaranteeing of the Credit Obligations, nor the securing of the Credit Obligations with the Credit Security, nor the consummation of any transaction referred to in or contemplated by this Agreement or any other Credit Document, nor the fulfillment of the terms hereof or thereof or of any other agreement, instrument, deed or lease contemplated by this Agreement or any other Credit Document, has constituted or resulted in or will constitute or result in:

               (a) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company, any of its Subsidiaries or any other Obligor is a party or by which it is bound, or of the Charter or By-laws of the Company, any of its Subsidiaries or any other Obligor;

               (b) the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to the Company, any of its Subsidiaries or any other Obligor;

               (c) the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Credit Security which secure the Credit Obligations) upon any of the assets of the Company, any of its Subsidiaries or any other Obligor; or

               (d) any redemption, retirement or other repurchase obligation of the Company, any of its Subsidiaries or any other Obligor under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company, any of its Subsidiaries or any other Obligor in connection with the execution, delivery and performance of this Agreement or any other Credit Document, the transactions contemplated hereby or thereby, the making of any borrowing hereunder, the guaranteeing of the Credit Obligations or the securing of the Credit Obligations with the Credit Security (other than filings necessary to perfect the Agent's security interest in the Credit Security).

     7.10.     Defaults.  Neither the Company nor any of its Subsidiaries is in
               --------
default under any provision of its Charter or By-laws or of this Agreement or any other Credit Document. Neither the Company nor any of its Subsidiaries is in default under any provision of any agreement, instrument, deed or lease to which it is party or by which it or its property is bound so as to result, or create a material risk of resulting, in any Material Adverse Change.

     7.11.     Licenses, etc.  The Company and its Subsidiaries have all
               -------------
patents, patent applications, patent licenses, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses, franchises, permits, authorizations and other rights as are reasonably necessary for the conduct of the business of the Company and its Subsidiaries as now conducted by them. All of the foregoing are in full force and effect in all material respects, and each of the

Company and its Subsidiaries is in substantial compliance with the foregoing without any known conflict with the valid rights of others which has resulted, or creates a material risk of resulting, in any Material Adverse Change. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such license, franchise or other right or which affects the rights of any of the Company and its Subsidiaries thereunder so as to result, or to create a material risk of resulting, in any Material Adverse Change.

     7.12.     Tax Returns.  Each of the Company and its Subsidiaries has
               -----------
filed all material tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or to any assessment received by it, other than taxes and assessments being contested by the Company and its Subsidiaries in good faith by appropriate proceedings and for which adequate reserves have been taken in accordance with GAAP. Neither the Company nor any of its Subsidiaries knows of any material additional assessments or any basis therefor. The Company reasonably believes that the charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are adequate.

     7.13.     Certain Business Representations.
               --------------------------------

               7.13.1   Labor Relations.  No dispute or controversy between the
                        ---------------
     Company or any of its Subsidiaries and any of their respective employees has resulted, or is reasonably likely to result, in any Material Adverse Change, and neither the Company nor any of its Subsidiaries anticipates that its relationships with its unions or employees will result, or are reasonably likely to result, in any Material Adverse Change. The Company and each of its Subsidiaries is in compliance in all material respects with all federal, provincial and state laws with respect to (a) non-discrimination in employment with which the failure to comply, in the aggregate, has resulted, or creates a material risk of resulting, in a Material Adverse Change and (b) the payment of wages.

               7.13.2.  Antitrust.  Each of the Company and its Subsidiaries is
                        ---------
     in compliance in all material respects with all federal, provincial and state antitrust laws relating to its business and the geographic concentration of its business.

               7.13.3.  Real Property Leases.  The present and contemplated
                        --------------------
     use of the real property owned or leased by the Company for the operation of Towers is in compliance in all material respects with all applicable zoning ordinances and regulations and other laws and regulations where failure so to comply would result, or create reasonable risk of resulting, in a Material Adverse Change. Each Lease is in full force and effect, the Company or one of its Subsidiaries has all rights of the lessee thereunder, there has been no default in the performance of any of its terms or conditions by any party thereto, and no claims of default have been asserted with respect thereto where such default would result, or create a reasonable risk of resulting, in a Material Adverse Change.

               7.13.4.   FCC, CRTC and FAA Matters.  The Company (a) has duly
                         -------------------------
     and timely filed all material reports, registrations and other material filings, if any, which are required to be filed by it or any of its Subsidiaries under the Communications Act or any other applicable law, rule or regulation of any governmental authority, including the FCC, CRTC and the FAA, the non-filing of which would not result, or be reasonably likely to result, in a Material Adverse Change, and (b) is in compliance with all such laws, rules, regulations and ordinances, including those promulgated by the FCC, CRTC and the FAA, to the extent the noncompliance with which would result, or be reasonably likely to result, in a Material Adverse Change. All information provided by or on behalf of the Company or any Affiliate in any material filing, if any, with the FCC, CRTC and the FAA relating to the business of the Company and its Subsidiaries was, to the knowledge of such Person at the time of filing, complete and correct in all material respects when made, and the FCC, CRTC and the FAA have been notified of any substantial or significant changes in such information as may be required in accordance with applicable Legal Requirements.

               7.13.5.   Year 2000 Issues.  Based on a review of the
                         ----------------
     operations of the Company and its Subsidiaries as they relate to the processing, storage and retrieval of data, the Company does not believe that a Material Adverse Change is reasonably likely to occur as a result of computer software and hardware that will not function with respect to periods commencing or including January 1, 2000 at least as effectively as with respect to periods ending prior to December 31, 1999.

               7.13.6.   Future Expenditures.  Neither the Company nor any of
                         -------------------
     its Subsidiaries are aware of any future expenditures that will be required by the Company and its Subsidiaries to meet the provisions of any federal, state or foreign governmental statutes, orders, rules or regulations and that will be so burdensome as to result, or create a material risk of resulting, in any Material Adverse Change.

               7.13.7.   Senior Subordinated Notes.  The Company has issued
                         -------------------------
     the Senior Subordinated Notes for cash proceeds in a cash amount of not less than $14,750,000 on terms and conditions reasonably satisfactory to the Required Lenders, the net proceeds of which have been invested as equity in the U.S. Borrower.

               7.13.8.   Payment of Fees.  As of the date hereof the Company
                         ---------------
     has paid the fees contemplated by Section 5.1.2.

     7.14.     Environmental Regulations.
               -------------------------

               7.14.1    Environmental Compliance.  Each of the Company and its
                         ------------------------
     Subsidiaries is in compliance in all material respects with the Clean Air Act, the Federal Water Pollution Control Act, the Marine Protection Research and Sanctuaries Act, RCRA, CERCLA and any other Environmental Law in effect in any jurisdiction in which any properties of the Company or any of its Subsidiaries are located or where any of them conducts its business, and with all applicable published rules and regulations (and applicable standards and requirements) of the federal Environmental Protection Agency and of any similar agencies in states or foreign countries in which the Company or its Subsidiaries conducts its business other than those which in the aggregate have not resulted, and do not create a material risk of resulting, in a Material Adverse Change.

       7.14.2.  Environmental Litigation.  No suit, claim, action or proceeding
                ------------------------
of which the Company or any of its Subsidiaries has been given notice or otherwise has knowledge is now pending before any court, governmental agency or board or other forum, or to the Company's or any of its Subsidiaries knowledge, threatened by any Person (nor to the Company's or any of its Subsidiaries' knowledge, does any factual basis exist therefor) for, and neither the Company nor any of its Subsidiaries have received written correspondence from any federal, state or local governmental authority with respect to:

       (a) noncompliance by the Company or any of its Subsidiaries with any Environmental Law;

       (b) personal injury, wrongful death or other tortious conduct relating to materials, commodities or products used, generated, sold, transferred or manufactured by the Company or any of its Subsidiaries (including products made of, containing or incorporating asbestos, lead or other Hazardous Material; or

       (c) the release into the environment by the Company or any of its Subsidiaries of any Hazardous Material generated by the Company or any of its Subsidiaries whether or not occurring at or on a site owned, leased or operated by the Company or any of its Subsidiaries.

       7.14.3.  Hazardous Material.  Exhibit 7.14 (as from time to time
                ------------------
hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2) contains a list as of the date hereof of all waste disposal or dump sites at which Hazardous Material generated by either the Company or any of its Subsidiaries has been disposed of directly by the Company or any of its Subsidiaries and all independent contractors to whom the Company and its Subsidiaries have delivered Hazardous Material, or to the Company's or any of its Subsidiaries' knowledge, where Hazardous Material finally came to be located, and indicates all such sites which are or have been included (including as a potential or suspect site) in any published federal, state or local "superfund" or other list of hazardous or toxic waste sites. Any waste disposal or dump sites at which Hazardous Material generated by either the Company or any of its Subsidiaries has been disposed of directly by the Company or any of its Subsidiaries and all independent contractors to whom the Company or any of its Subsidiaries have delivered Hazardous Material, or to the Company's or any of its Subsidiaries' knowledge, where Hazardous Material finally came to be located, has not resulted, and does not create a material risk of resulting, in a Material Adverse Change.

            7.14.4. Environmental Condition of Properties. None of the
                    -------------------------------------
     properties owned or leased by the Company or any of its Subsidiaries has been used as a treatment, storage or disposal site for Hazardous Material, other than as disclosed in Exhibit 7.14 (as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2). No Hazardous Material is present in any real property currently or formerly owned or operated by the Company or any of its Subsidiaries except that which has not resulted, and does not create a material risk of resulting, in a Material Adverse Change.

     7.15.  Pension Plans.  Each Plan (other than a Multiemployer Plan) and, to
            -------------
the knowledge of the Company and its Subsidiaries, each Multiemployer Plan is in material compliance with the applicable provisions of ERISA and the Code. Each Multiemployer Plan and each Plan that constitutes a "defined benefit plan" (as defined in ERISA) are set forth in Exhibit 7.15 (as from time to time hereafter supplemented in accordance with Sections 6.4.1 and 6.4.2). Each ERISA Group Person has met all of the funding standards applicable to all Plans that are not Multiemployer Plans, and no condition exists which would permit the institution of proceedings to terminate any Plan that is not a Multiemployer Plan under section 4042 of ERISA. To the knowledge of the Company and each Subsidiary, no Plan that is a Multiemployer Plan is currently insolvent or in reorganization or has been terminated within the meaning of ERISA.

     7.16.  Government Regulation; Margin Stock.
            -----------------------------------

            7.16.1.  Government Regulation.  Neither the Company nor any of its
                     ---------------------
     Subsidiaries, nor any Person controlling the Company or any of its Subsidiaries or under common control with the Company or any of its Subsidiaries, is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act, the Interstate Commerce Act or any statute or regulation which regulates the incurring by the Company or any of its Subsidiaries of Financing Debt as contemplated by this Agreement and the other Credit Documents.

            7.16.2. Margin Stock. Neither the Company nor any of its
                    ------------
     Subsidiaries owns any Margin Stock.

     7.17.  Disclosure. Neither this Agreement nor any other Credit Document nor
            ----------
any financial statement, report, notice, mortgage, assignment or certificate furnished or to be furnished to the Lenders or the Agent by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated hereby or by such Credit Document, taken as a whole, contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

8.   Defaults.
     --------

     8.1.  Events of Default.  The following events are referred to as "Events
           -----------------                                            ------
of Default":
----------

           8.1.1. Payment.  The U.S. Borrower or the Canadian Borrower, as the
                  -------
case may be, shall fail to make any payment in respect of: (a) interest or any fee on or in respect of any of the Credit Obligations owed by it as the same shall become due and payable, and such failure shall continue for a period of three Banking Days, or (b) any Credit Obligation with respect to payments made by any Letter of Credit Issuer under any Letter of Credit or any draft drawn thereunder within three Banking Days after demand therefor by such Letter of Credit Issuer or (c) principal of any of the Credit Obligations owed by it (including any amount with respect to a Bankers' Acceptance) as the same shall become due, whether at maturity or by acceleration or otherwise.

           8.1.2. Specified Covenants.  The Company or any of its Subsidiaries
                  -------------------
shall fail to perform or observe any of the provisions of Section 6.4.5 or Sections 6.5 through 6.17 or Section 6.20.

           8.1.3.  Other Covenants.  The Company, any of its Subsidiaries or any
                   ---------------
other Obligor shall fail to perform or observe any other covenant, agreement or provision to be performed or observed by it under this Agreement or any other Credit Document, and such failure shall not be rectified or cured to the written satisfaction of the Required Lenders within 30 days after the earlier of (a) notice thereof by the Agent to the Company or (b) a Financial Officer shall have actual knowledge thereof.

           8.1.4.  Representations and Warranties. Any material representation
                   ------------------------------
or warranty of or with respect to the Company, any of its Subsidiaries or any other Obligor made to the Lenders or the Agent in, pursuant to or in connection with this Agreement or any other Credit Document, or in any financial statement, report, notice, mortgage, assignment or certificate delivered to the Agent or any of the Lenders by the Company, any of its Subsidiaries or any other Obligor in connection herewith or therewith, shall be false in any material respect on the date as of which it was made.

           8.1.5. Material Financing Debt Cross Default, etc.
                  ------------------------------------------

           (a) The Company or any of its Subsidiaries shall fail to make any payment when due (after giving effect to any applicable grace periods) in respect of any Material Financing Debt;

           (b) the Company or any of its Subsidiaries shall fail to perform or observe the terms of any agreement or instrument relating to any Material Financing Debt, and such failure shall continue, without having been duly cured, waived or consented to, beyond the period of grace, if any, specified in such agreement or instrument, and such failure shall permit the acceleration of such Material Financing Debt;

           (c) all or any part of any Material Financing Debt of the Company or any of its Subsidiaries shall be accelerated or shall become due or payable prior to its stated maturity (except with respect to voluntary prepayments thereof) for any reason whatsoever;

           (d) any Lien on any property of the Company or any of its Subsidiaries securing any Material Financing Debt shall be enforced by foreclosure or similar action; or

           (e) any holder of any Material Financing Debt shall exercise any right of rescission with respect to the issuance thereof or put, mandatory prepayment or repurchase rights against any Obligor with respect to such Material Financing Debt (other than any such rights that may be satisfied with "payment in kind" notes or other similar securities).

           8.1.6. Ownership; Liquidation; etc.  Except as permitted by Section
                  ---------------------------
     6.11:

           (a) the Company shall cease to own, directly or indirectly, all the capital stock of its Subsidiaries, except to the extent permitted by
     Section 6.12.1; or

           (b) Either Calvin J. Payne or S. Roy Jeffrey shall cease to be actively involved in the executive management of the Company and a replacement reasonably satisfactory to the Required Lenders shall not have been selected within 180 days; or

           (c) any Person, together with "affiliates" and "associates" of such Person within the meaning of Rule 12b-2 of the Exchange Act, or any "group" including such Person under sections 13(d) and 14(d) of the Exchange Act, other than the Persons described in paragraph (b) above, shall acquire after the date hereof beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act of 33% or more of either the voting stock or total equity capital of the Company; or

           (d) a "Change of Control Event" as defined in the Senior Subordinated Notes Purchase Agreement shall occur; or

           (e) the Company or any of its Subsidiaries or any other Obligor shall initiate any action to dissolve, liquidate or otherwise terminate its existence.

          8.1.7. Enforceability, etc.  Any Credit Document shall cease for any
                 -------------------
reason (other than the scheduled termination thereof in accordance with its terms) to be enforceable in accordance with its terms or in full force and effect, except to the extent caused by any action or inaction of the Agent or any Lender; or any party (other than the Agent or any Lender) to any Credit Document shall so assert in a judicial or similar proceeding; or the security interests created by this Agreement or any other Credit Documents shall cease to be enforceable and of the same effect and priority purported to be created hereby except to the extent caused by any action or inaction of the Agent or any Lender.

           8.1.8.  Judgments. A final judgment (a) which, with other outstanding
                   ---------
final judgments against the Company and its Subsidiaries, exceeds an aggregate of $500,000 in excess of applicable insurance coverage shall be rendered against the Company or any of its Subsidiaries, or (b) which grants injunctive relief that results, or creates a material risk of resulting, in a Material Adverse Change and in either case if (i) within 30 days after entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal or (ii) within 30 days after the expiration of any such stay, such judgment shall not have been discharged.

           8.1.9.  ERISA.  Any "reportable event" (as defined in section 4043 of
                   -----
ERISA) shall have occurred that reasonably could be expected to result in termination of a Plan or the appointment by the appropriate United States District Court of a trustee to administer any Plan or the imposition of a Lien in favor of a Plan; or any ERISA Group Person shall fail to pay when due amounts aggregating in excess of $1,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan shall be filed under Title IV of ERISA by any ERISA Group Person or administrator; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or a proceeding shall be instituted by a fiduciary of any Plan against any ERISA Group Person to enforce section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan must be terminated.

           8.1.10. Bankruptcy, etc.  The Company, any of its Subsidiaries or any
                   ---------------
other Obligor shall:

           (a) commence a voluntary case under the Bankruptcy Code or authorize, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

           (b) (i) have filed against it a petition commencing an involuntary case under the Bankruptcy Code that shall not have been dismissed within 60 days after the date on which such petition is filed, or (ii) file an answer or other pleading within such 60-day period admitting or failing to deny the material allegations of such a petition or seeking, consenting to or acquiescing in the relief therein provided, or (iii) have entered against it an order for relief in any involuntary case commenced under the Bankruptcy Code;

           (c) seek relief as a debtor under any applicable law, other than the Bankruptcy Code, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

           (d) have entered against it an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation or reorganization as a debtor or any modification or alteration of the rights of its creditors or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial portion of its property; or

           (e) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint, or consent to the appointment of, or suffer to exist a receiver or other custodian for, all or a substantial portion of its property.

     8.2.  Certain Actions Following an Event of Default.  If any one or more
           ---------------------------------------------
Events of Default shall occur, then in each and every such case:

           8.2.1. Terminate Obligation to Extend Credit. Upon written request of
                  -------------------------------------
the Required Lenders, the Agent shall terminate the obligations of the Lenders to make any further extensions of credit under the Credit Documents by furnishing notice of such termination to the Borrowers; provided, however, that if a Bankruptcy Default shall have occurred, the obligations of the Lenders to make any further extensions of credit under the Credit Documents shall automatically terminate.

           8.2.2. Specific Performance; Exercise of Rights. Upon written request
                  ----------------------------------------
of the Required Lenders, the Agent shall proceed to protect and enforce the Lenders' rights by suit in equity, action at law and/or other appropriate proceeding, either for specific performance of any covenant or condition contained in this Agreement or any other Credit Document (other than Interest Rate Protection Agreements) or in any instrument or assignment delivered to the Lenders pursuant to this Agreement or any other Credit Document (other than Interest Rate Protection Agreements), or in aid of the exercise of any power granted in this Agreement or any other Credit Document (other than Interest Rate Protection Agreements) or any such instrument or assignment.

           8.2.3. Acceleration. Upon written request of the Required Lenders,
                  ------------
the Agent shall by notice in writing to the Borrowers (a) declare all or any part of the unpaid balance of the Credit Obligations (other than amounts under Interest Rate Protection Agreements) then outstanding to be immediately due and payable, (b) require the U.S. Borrower immediately to deposit with the Agent in cash an amount equal to the then Letter of Credit Exposure (which cash shall be held and applied as provided in Section 4.4), and (c) require the Canadian Borrower immediately to deposit with the Canadian

     Lender in cash in Canadian Funds an amount equal to the aggregate full face amount of all outstanding Bankers' Acceptances (which cash shall be held and applied as provided in Section 4.5), and thereupon such unpaid balance or part thereof and such amount equal to the Letter of Credit Exposure and aggregate full face amount of all outstanding Bankers' Acceptances shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived; provided,
                                                                      --------
     however, that if a Bankruptcy Default shall have occurred, the unpaid
     -------
     balance of the Credit Obligations (other than amounts under Interest Rate Protection Agreements) shall automatically become immediately due and payable.

          8.2.4. Enforcement of Payment; Credit Security; Setoff.  Upon written
                 -----------------------------------------------
     request of the Required Lenders, the Agent shall proceed to enforce payment of the Credit Obligations in such manner as it may elect, to cancel, or instruct other Letter of Credit Issuers to cancel, any outstanding Letters of Credit which permit the cancellation thereof and to realize upon any and all rights in the Credit Security. The Lenders may offset and apply toward the payment of the Credit Obligations (and/or toward the curing of any Event of Default) any Indebtedness from the Lenders to the respective Obligors, including any Indebtedness represented by deposits in any account maintained with the Lenders, regardless of the adequacy of any security for the Credit Obligations. The Lenders shall have no duty to determine the adequacy of any such security in connection with any such offset.

          8.2.5. Cumulative Remedies. To the extent not prohibited by applicable
                 -------------------
     law which cannot be waived, all of the Lenders' rights hereunder and under each other Credit Document shall be cumulative.

     8.3.  Annulment of Defaults.  Once an Event of Default has occurred, such
           ---------------------
Event of Default shall be deemed to exist and be continuing for all purposes of the Credit Documents (other than Interest Rate Protection Agreements) until the Required Lenders or the Agent (with the consent of the Required Lenders) shall have waived such Event of Default in writing, stated in writing that the same has been cured to such Lenders' reasonable satisfaction or entered into an amendment to this Agreement which by its express terms cures such Event of Default, at which time such Event of Default shall no longer be deemed to exist or to have continued. No such action by the Lenders or the Agent shall extend to or affect any subsequent Event of Default or impair any rights of the Lenders upon the occurrence thereof. The making of any extension of credit during the existence of any Default or Event of Default shall not constitute a waiver thereof.

     8.4.  Waivers.  To the extent that such waiver is not prohibited by the
           -------
provisions of applicable law that cannot be waived, each of the Company and the other Obligors waives:

           (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by this Agreement or any other Credit Document), protests, notices of protest and notices of dishonor;

           (b) any requirement of diligence or promptness on the part of the Agent or any Lender in the enforcement of its rights under this Agreement or any other Credit Document; and

           (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law.

 9.  Expenses; Indemnity.
     -------------------

     9.1.  Expenses.  Whether or not the transactions contemplated hereby shall
           --------
be consummated, the Borrowers will pay:

           (a) all reasonable expenses of the Agent and the Syndication Agent (including the out-of-pocket expenses related to forming the group of Lenders and reasonable fees and disbursements of the counsel to the Agent and the Syndication Agent) in connection with the negotiation, preparation and duplication of this Agreement and each other Credit Document, examinations by, and reports of, the Agent's commercial financial examiners, fixed asset appraisers and environmental consultants, the transactions contemplated hereby and thereby and amendments, waivers, consents and other operations hereunder and thereunder;

           (b) all recording and filing fees and transfer and documentary stamp and similar taxes at any time payable in respect of this Agreement, any other Credit Document, any Credit Security or the incurrence of the Credit Obligations; and

           (c) all other reasonable expenses incurred by the Agent, the Lenders or the holder of any Credit Obligation in connection with the enforcement of any rights hereunder or under any other Credit Document or any work-out negotiations relating to the Credit Obligations, including costs of collection and reasonable attorneys' fees (including a reasonable allowance for the hourly cost of attorneys employed by the Lenders on a salaried basis) and expenses.

     9.2.  General Indemnity.  Each of the Borrowers shall indemnify the Lenders
           -----------------
and the Agent and hold them harmless from any liability, loss or damage resulting from the violation by the Borrowers of Section 2.5. In addition, each of the Borrowers shall indemnify each Lender, the Agent, the Syndication Agent, each of the Lenders' or the Agent's or the Syndication Agent's directors, officers, employees, agents, attorneys, accountants, consultants and each Person, if any, who controls any Lender or the Agent (each Lender, the Agent and each of such directors, officers, employees, agents, attorneys, accountants, consultants and control Persons is referred to as an "Indemnified Party") and hold each of them harmless from and against any
       -----------------
and all claims, damages, liabilities and reasonable expenses (including reasonable fees and disbursements of counsel with whom any Indemnified Party may consult in connection therewith and all reasonable expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party in connection with (a) the Indemnified Party's compliance with or contest of any subpoena or other process issued against it in any proceeding involving the Company or any of its Subsidiaries or their Affiliates, (b) any litigation or investigation involving the Company, any of its Subsidiaries or their Affiliates, or any officer, director or employee thereof, (c) the existence or exercise of any security rights with respect to the Credit Security in accordance with the Credit Documents, or (d) this Agreement, any other Credit Document or any transaction contemplated hereby or thereby; provided, however, that the foregoing indemnity shall not apply (i) to
         --------  -------
litigation commenced by either of the Borrowers against the Lenders or the Agent or the Syndication Agent which seeks enforcement of any of the rights of such Borrower hereunder or under any other Credit Document and is determined adversely to the Lenders or the Agent or the Syndication Agent in a final nonappealable judgment or (ii) to the extent such claims, damages, liabilities and expenses result from the Indemnified Party's own gross negligence or willful misconduct.

     9.3.  Indemnity with Respect to Foreign Currency Transactions.  Each of the
           -------------------------------------------------------
U.S. Borrower and the Canadian Borrower, as the case may be, waives, to the extent it may lawfully do so, any right it may have in any jurisdiction to pay any Credit Obligation in a currency other than the currency in which such Credit Obligation is expressed to be payable under the Credit Documents. If a judgment or order is rendered by a court or tribunal of competent jurisdiction for the payment of any amounts owing to the Lenders under any Credit Document, or under a judgment or order of a court of any other jurisdiction in respect thereof, and any such judgment or order is expressed in a currency (the "Payment Currency")
                                                            ----------------
other than the currency agreed to be payable under the Credit Documents (the

"Agreed Currency"), or in the event of any payment being made in any currency
 ---------------
other than the Agreed Currency whether pursuant to the enforcement of any security interest in the Credit Security, the liquidation of the U.S. Borrower or the Canadian Borrower, as the case may be, or otherwise, such Borrower shall, to the extent permitted by applicable law, indemnify and hold the Lenders harmless against any deficiency arising or resulting from any variation in rates of exchange between (a) the rate at which any amount expressed in any Agreed Currency for purposes of any Credit Document is converted for the purpose of any such judgment, order or payment into an equivalent amount in the Payment Currency, and (b) the rate at which at the time of payment of such amount pursuant to any Credit Document such Agreed Currency could be purchased by the Agent with the Payment Currency in the spot market in the place at which such payment was to have been made.

     9.4.  Indemnity With Respect to Letters of Credit.  The U.S. Borrower shall
           -------------------------------------------
indemnify each Letter of Credit Issuer and its correspondents and hold each of them harmless from and against any and all claims, losses, liabilities, damages and reasonable expenses (including reasonable attorneys' fees) arising from or in connection with any Letter of Credit, including any such claim, loss, liability, damage or expense arising out of any transfer, sale, delivery, surrender or endorsement of any invoice, bill of lading, warehouse receipt or other document at any time held by the Agent, such Letter of Credit Issuer or held for their respective accounts by any of their correspondents, in connection with any Letter of Credit, except to the extent such claims, losses, liabilities, damages and expenses result from gross negligence or willful misconduct on the part of the Agent or any other Letter of Credit Issuer.

 10. Operations; Agent.
     -----------------

     10.1. Interests in Credits.  The Percentage Interest of each Lender in the
           --------------------
respective portions of the Loan and Letter of Credit Exposure, and the related Commitments, shall be computed based on the maximum principal amount for each Lender as set forth in the Register, as from time to time in effect. The current Percentage Interests are set forth in Exhibit 10.1, which may be updated by the Agent from time to time to conform to the Register.

     10.2. Agent's Authority to Act, etc.  Each of the Lenders appoints and
           -----------------------------
authorizes BankBoston to act for the Lenders as the Lenders' Agent in connection with the transactions contemplated by this Agreement and the other Credit Documents (other than Interest Rate Protection Agreements) on the terms set forth herein. All action in connection with the enforcement of, or the exercise of any remedies (other than the Lenders' rights of set-off as provided in Section 8.2.4 or in any Credit Document) in respect of the Credit Obligations and Credit Documents shall be taken by the Agent.

     10.3. Borrowers to Pay Agent, etc.  Each Borrower and each Guarantor shall
           ---------------------------
be fully protected in making all payments in respect of the Credit Obligations (other than payments under Interest Rate Protection Agreements and payments of the Canadian Loan, which shall be made to the Canadian Lender) to the Agent, in relying upon consents, modifications and amendments executed by the Agent purportedly on the Lenders' behalf, and in dealing with the Agent as herein provided. The Agent may charge the accounts of each Borrower, on the dates when the amounts thereof become due and payable, with the amounts of the principal of and interest on the Revolving Loan, any amounts paid by the Letter of Credit Issuers to third parties under Letters of Credit or drafts presented thereunder, commitment fees, Letter of Credit fees and all other fees and amounts owing under any Credit Document (other than Interest Rate Protection Agreements and the Canadian Loan). The Canadian Lender may charge the account of the Canadian Borrower, on the dates when the amounts thereof become due and payable, with the amounts of the principal of and interest on the Canadian Loan.

     10.4. Lender Operations for Advances, Letters of Credit, etc.
           ------------------------------------------------------

           10.4.1   Advances. On each Closing Date, each Lender shall advance to
                    --------
the Agent in immediately available funds such Lender's Percentage Interest in the portion of the Revolving Loan advanced on such Closing Date prior to 12:00 noon (Boston time). If such funds are not received at such time, but all applicable conditions set forth in Section 5 have been satisfied, each Lender authorizes and requests the Agent to advance for the

Lender's account, pursuant to the terms hereof, the Lender's respective Percentage Interest in such portion of the Revolving Loan and agrees to reimburse the Agent in immediately available funds for the amount thereof prior to 2:00 p.m. (Boston time) on the day any portion of the Loan is advanced hereunder; provided, however, that the Agent is not authorized to make any such
           --------  -------
advance for the account of any Lender who has previously notified the Agent in writing that such Lender will not be performing its obligations to make further advances hereunder; and provided, further, that the Agent shall be under no
                        --------  -------
obligation to make any such advance.

          10.4.2. Letters of Credit. Each of the Lenders authorizes and requests
                  -----------------
each Letter of Credit Issuer to issue the Letters of Credit provided for in
Section 2.3 and to grant each Lender a participation in each of such Letters of Credit in an amount equal to its Percentage Interest in the amount of each such Letter of Credit. Promptly upon the request of the Letter of Credit Issuer, each Lender shall reimburse the Letter of Credit Issuer in immediately available funds for such Lender's Percentage Interest in the amount of all obligations to third parties incurred by the Letter of Credit Issuer in respect of each Letter of Credit and each draft accepted under a Letter of Credit to the extent not reimbursed by the U.S. Borrower by 2:00 p.m. (Boston time) on the Banking Day when due. The Letter of Credit Issuer will notify each Lender of the issuance of any Letter of Credit, the amount and date of payment of any draft drawn or accepted under a Letter of Credit and whether in connection with the payment of any such draft the amount thereof was added to the Revolving Loan or was reimbursed by the U.S. Borrower.

          10.4.3. Agent to Allocate Payments, etc. All payments of principal and
                  -------------------------------
interest in respect of the extensions of credit for the Loan made pursuant to this Agreement, reimbursement of amounts paid by any Letter of Credit Issuer to third parties under Letters of Credit or drafts presented thereunder, commitment fees, Letter of Credit fees and other fees under this Agreement shall, as a matter of convenience, be made by the Borrowers and the Guarantors to the Agent in immediately available funds by 1:00 p.m. (Boston time) on any Banking Day, except for payments of the Canadian Loan, which shall be made to the Canadian Lender in immediately available funds by 1:00 p.m. (Toronto time) on any Banking Day. The share of each Lender in the Revolving Loan and any Letter of Credit shall be credited to such Lender by the Agent in immediately available funds by 2:00 p.m. (Boston time) on such Banking Day in such manner that the principal amount of the Credit Obligations to be paid shall be paid proportionately in accordance with the Lenders' respective Percentage Interests in such Credit Obligations, except as otherwise provided in this Agreement. Under no circumstances shall any Lender be required to produce or present its Notes as evidence of its interests in the Credit Obligations in any action or proceeding relating to the Credit Obligations.

          10.4.4. Delinquent Lenders; Nonperforming Lenders.  In the event that
                  -----------------------------------------
any Lender fails to reimburse the Agent pursuant to Sections 10.4.1 or 10.4.2 for the Percentage Interest of such lender (a "Delinquent Lender") in any credit
                                               -----------------
advanced by the

     Agent pursuant hereto, overdue amounts (the "Delinquent Payment") due from
                                                  ------------------
     the Delinquent Lender to the Agent shall bear interest, payable by the Delinquent Lender on demand, at a per annum rate equal to (a) the Federal Funds Rate for the first three days overdue and (b) the sum of 2% plus the Federal Funds Rate for any longer period. Such interest shall be payable to the Agent for its own account for the period commencing on the date of the Delinquent Payment and ending on the date the Delinquent Lender reimburses the Agent on account of the Delinquent Payment (to the extent not paid by any Obligor as provided below) and the accrued interest thereon (the "Delinquency Period"), whether pursuant to the assignments referred to
      ------------------
     below or otherwise. Upon notice by the Agent, the U.S. Borrower or the Canadian Borrower, as the case may be, will pay to the Agent the principal (but not the interest) portion of the Delinquent Payment. During the Delinquency Period, in order to make reimbursements for the Delinquent Payment and accrued interest thereon, the Delinquent Lender shall be deemed to have assigned to the Agent all interest, commitment fees and other payments made by the U.S. Borrower or the Canadian Borrower, as the case may be, under Section 3 that would have thereafter otherwise been payable under the Credit Documents to the Delinquent Lender. During any other period in which any Lender is not performing its obligations to extend credit under Section 2 (a "Nonperforming Lender"), the Nonperforming Lender
                                --------------------
     shall be deemed to have assigned to each Lender that is not a Nonperforming Lender (a "Performing Lender") all principal and other payments made by the
                ------------------
     U.S. Borrower or the Canadian Borrower, as the case may be, under Section 4 that would have thereafter otherwise been payable under the Credit Documents to the Nonperforming Lender. The Agent shall credit a portion of such payments to each Performing Lender in an amount equal to the Percentage Interest of such Performing Lender in an amount equal to the Percentage Interest of such Performing Lender divided by one minus the
                                                                  -----
     Percentage Interest of the Nonperforming Lender until the respective portions of the Loan owed to all the Lenders are the same as the Percentage Interests of the Lenders immediately prior to the failure of the Nonperforming Lender to perform its obligations under Section 2. The foregoing provisions shall be in addition to any other remedies the Agent, the Performing Lenders or the Borrowers may have under law or equity against the Delinquent Lender as a result of the Delinquent Payment or against the Nonperforming Lender as a result of its failure to perform its obligations under Section 2.

     10.5. Sharing of Payments, etc.  Each Lender agrees that (a) if by
           -------------------------
exercising any right of set-off or counterclaim or otherwise, it shall receive payment of (i) a proportion of the aggregate amount due with respect to its Percentage Interest in the Loan and Letter of Credit Exposure which is greater than (ii) the proportion received by any other Lender in respect of the aggregate amount due with respect to such other Lender's Percentage Interest in the Loan and Letter of Credit Exposure and (b) if such inequality shall continue for more than 10 days, the Lender receiving such proportionately greater payment shall purchase participations in the Percentage Interests in the Loan and Letter of Credit Exposure held by the other Lenders, and such other adjustments shall be made from time to time (including rescission of such purchases of participations in the event the unequal payment originally received is recovered from such

Lender through bankruptcy proceedings or otherwise), as may be required so that all such payments of principal and interest with respect to the Loan and Letter of Credit Exposure held by the Lenders shall be shared by the Lenders pro rata in accordance with their respective Percentage Interests; provided, however,
                                                          --------  -------
that this Section 10.5 shall not impair the right of any Lender to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of Indebtedness of any Obligor other than such Obligor's Indebtedness with respect to the Loan and Letter of Credit Exposure. Each Lender that grants a participation in the Credit Obligations to a Credit Participant shall require as a condition to the granting of such participation that such Credit Participant agree to share payments received in respect of the Credit Obligations as provided in this Section 10.5. The provisions of this
Section 10.5 are for the sole and exclusive benefit of the Lenders and no failure of any Lender to comply with the terms hereof shall be available to any Obligor as a defense to the payment of the Credit Obligations.

     10.6. Agent's Resignation.  The Agent may resign at any time by giving at
           -------------------
least 60 days' prior written notice of its intention to do so to each of the Lenders and the Company and upon the appointment by the Required Lenders of a successor Agent reasonably satisfactory to the Company. If no successor Agent shall have been so appointed and shall have accepted such appointment within 45 days after the retiring Agent's giving of such notice of resignation, then the retiring Agent may appoint a successor Agent which shall be a bank or a trust company organized under the laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profit of at least $100,000,000 (so long as no Default exists) with the consent of the Company, which shall not be unreasonably withheld; provided, however, that any successor
                                          --------  -------
Agent appointed under this sentence may be removed upon the written request of the Required Lenders, which request shall also appoint a successor Agent (so long as no Default exists) reasonably satisfactory to the Company. Upon the appointment of a new Agent hereunder, the term "Agent" shall for all purposes of this Agreement thereafter mean such successor. After any retiring Agent's resignation hereunder as Agent, or the removal hereunder of any successor Agent, the provisions of this Agreement shall continue to inure to the benefit of such retiring or removed Agent as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     10.7. Concerning the Agent.
           --------------------

           10.7.1. Action in Good Faith, etc.  The Agent and its officers,
                   -------------------------
     directors, employees and agents shall be under no liability to any of the Lenders or to any future holder of any interest in the Credit Obligations for any action or failure to act taken or suffered in good faith, and any action or failure to act in accordance with an opinion of its counsel shall conclusively be deemed to be in good faith. The Agent shall in all cases be entitled to rely, and shall be fully protected in relying, on instructions given to the Agent by the Required Lenders.

          10.7.2. No Implied Duties, etc.  The Agent shall have and may exercise
                  ----------------------
such powers as are specifically delegated to the Agent under this Agreement or any other Credit Document together with all other powers incidental thereto.
The Agent shall have no implied duties to any Person or any obligation to take any action under this Agreement or any other Credit Document except for action specifically provided for in this Agreement or any other Credit Document to be taken by the Agent.

          10.7.3. Validity, etc. The Agent shall not be responsible to any
                  -------------
Lender or any future holder of any interest in the Credit Obligations (a) for the legality, validity, enforceability or effectiveness of this Agreement or any other Credit Document, (b) for any recitals, reports, representations, warranties or statements contained in or made in connection with this Agreement or any other Credit Document, (c) for the existence or value of any assets included in any security for the Credit Obligations, (d) for the effectiveness of any Lien purported to be included in the Credit Security, (e) for the specification or failure to specify any particular assets to be included in the Credit Security, or (f) unless the Agent shall have failed to comply with
Section 10.7.1, for the perfection of the security interests in the Credit Security.

          10.7.4. Compliance.  The Agent shall not be obligated to ascertain or
                  ----------
inquire as to the performance or observance of any of the terms of this Agreement or any other Credit Document; and in connection with any extension of credit under this Agreement or any other Credit Document, the Agent shall be fully protected in relying on a certificate of the U.S. Borrower or the Canadian Borrower, as the case may be, as to the fulfillment by the U.S. Borrower or the Canadian Borrower, as the case may be, of any conditions to such extension of credit.

          10.7.5. Employment of Agents and Counsel. The Agent may execute any of
                  --------------------------------
its duties as Agent under this Agreement or any other Credit Document by or through employees, agents and attorneys-in-fact and shall not be responsible to any of the Lenders, the Borrowers or any other Obligor for the default or misconduct of any such agents or attorneys-in-fact selected by the Agent acting in good faith. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder or under any other Credit Document.

          10.7.6. Reliance on Documents and Counsel. The Agent shall be entitled
                  ---------------------------------
to rely, and shall be fully protected in relying, upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, order, document, statement, telecopy, telegram, telex or teletype message or writing reasonably believed in good faith by the Agent to be genuine and correct and to have been signed, sent or made by the Person in question, including any telephonic or oral statement made by such Person, and, with respect to legal matters, upon an opinion or the advice of counsel selected by the Agent.

           10.7.7. Agent's Reimbursement. Each of the Lenders severally agrees
                   ---------------------
     to reimburse the Agent, pro rata in accordance with such Lender's Percentage Interest, for any reasonable expenses not reimbursed by the Borrowers or the Guarantors (without limiting the obligation of the Borrowers or the Guarantors to make such reimbursement): (a) for which the Agent is entitled to reimbursement by the Borrowers or the Guarantors under this Agreement or any other Credit Document, and (b) after the occurrence of a Default, for any other reasonable expenses incurred by the Agent on the Lenders' behalf in connection with the enforcement of the Lenders' rights under this Agreement or any other Credit Document; provided,
                                                               --------
     however, that the Agent shall not be reimbursed for any such expenses
     -------
     arising as a result of its gross negligence or willful misconduct.

     10.8. Rights as a Lender.  With respect to any credit extended by it
           ------------------
hereunder, BankBoston shall have the same rights, obligations and powers hereunder as any other Lender and may exercise such rights and powers as though it were not the Agent, and unless the context otherwise specifies, BankBoston shall be treated in its individual capacity as though it were not the Agent hereunder. Without limiting the generality of the foregoing, the Percentage Interest of BankBoston shall be included in any computations of Percentage Interests. BankBoston and its Affiliates may accept deposits from, lend money to, act as trustee for and generally engage in any kind of banking or trust business with the Company, any of its Subsidiaries or any Affiliate of any of them and any Person who may do business with or own an equity interest in the Company, any of its Subsidiaries or any Affiliate of any of them, all as if BankBoston were not the Agent and without any duty to account therefor to the other Lenders.

     10.9  Independent Credit Decision.  Each of the Lenders acknowledges that
           ---------------------------
it has independently and without reliance upon the Agent, based on the financial statements and other documents referred to in Section 7.2, on the other representations and warranties contained herein and on such other information with respect to the Company and its Subsidiaries as such Lender deemed appropriate, made such Lender's own credit analysis and decision to enter into this Agreement and to make the extensions of credit provided for hereunder.
Each Lender represents to the Agent that such Lender will continue to make its own independent credit and other decisions in taking or not taking action under this Agreement or any other Credit Document. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender, and no act by the Agent taken under this Agreement or any other Credit Document, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent. Except for notices, reports and other documents expressly required to be furnished to each Lender by the Agent under this Agreement or any other Credit Document, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition, financial or otherwise, or creditworthiness of the Company or any Subsidiary which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     10.10.  Indemnification. The Lenders shall severally indemnify the Agent
             ---------------
and its officers, directors, employees, agents, attorneys, accountants, consultants and controlling Persons (to the extent not reimbursed by the Obligors and without limiting the obligation of any of the Obligors to do so), pro rata in accordance with their respective Percentage Interests, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent or such Persons relating to or arising out of this Agreement, any other Credit Document, the transactions contemplated hereby or thereby, or any action taken or omitted by the Agent in connection with any of the foregoing; provided, however, that the foregoing shall not extend to actions or omissions
--------  -------
which are taken by the Agent with gross negligence or willful misconduct.

11.  Successors and Assigns; Lender Assignments and Participations. Any
     -------------------------------------------------------------
reference in this Agreement or any other Credit Document to any of the parties hereto shall be deemed to include the successors and assigns of such party, and all covenants and agreements by or on behalf of the Company, the other Obligors, the Agent or the Lenders that are contained in this Agreement or any other Credit Document shall bind and inure to the benefit of their respective successors and assigns; provided, however, that (a) the Company and its
                        --------  -------
Subsidiaries may not assign their rights or obligations under this Agreement or any other Credit Document except for mergers or liquidations permitted by
Section 6.11, and (b) the Lenders shall be not entitled to assign their respective Percentage Interests in the credits extended hereunder or their Commitments except as set forth below in this Section 11.

     11.1. Assignments by Lenders.
           ----------------------

           11.1.1.   Assignees and Assignment Procedures.  Each Lender may (a)
                     -----------------------------------
     without the consent of the Agent or the Company if the proposed assignee is already a Lender hereunder, a Related Fund or a Wholly Owned Subsidiary of the same corporate parent of which the assigning Lender or any other Lender is a Subsidiary, or (b) otherwise with the consents of the Agent and (so long as no Event of Default exists) the Company (which consents will not be unreasonably withheld), in compliance with applicable laws in connection with such assignment, assign to one or more commercial banks, investment companies, other financial institutions or mutual funds in the business of making or purchasing loans similar to the Credit Obligations (each, an "Assignee") all or a portion of its interests, rights and obligations under
      --------
     this Agreement and the other Credit Documents, including all or a portion, which need not be pro rata between the Revolving Loan, Canadian Loan and the Letter of Credit Exposure, of its Commitment, the portion of the Loan and Letter of Credit Exposure at the time owing to it and any Notes held by it, but excluding its rights and obligations as a Letter of Credit Issuer; provided, however, that:
     --------  -------

                     (i) the aggregate amount of the Commitment of the assigning Lender subject to each such assignment to any Assignee other than another Lender, a

          Related Fund or a Wholly Owned Subsidiary of the same corporate parent of which the assigning Lender or any other Lender is a Subsidiary (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be not less than $2,500,000 and in increments of $1,000,000 (or, if less, the entire remaining amount of the assigning Lender's Commitment); and

               (ii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance (the "Assignment and
                                                                  --------------
          Acceptance") substantially in the form of Exhibit 11.1.1, together
          ----------
          with the Note subject to such assignment and, except in the event of a transfer pursuant to Section 11.3, a processing and recordation fee of $3,000 payable to the Agent by the assigning Lender (or as the assigning Lender and the Assignee may otherwise agree between themselves).

     Upon acceptance and recording pursuant to Section 11.1.4, from and after the effective date specified in each Assignment and Acceptance (which effective date shall be at least five Banking Days after the execution thereof unless waived by the Agent):

          (A) the Assignee shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and

          (B) the assigning Lender shall, to the extent provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.2.4, 3.5 and 9, as well as to any fees accrued for its account hereunder and not yet paid).

          11.1.2.  Terms of Assignment and Acceptance. By executing and
                   ----------------------------------
     delivering an Assignment and Acceptance, the assigning Lender and Assignee shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

           (b) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and its Subsidiaries or the performance or observance by the Company or any of its Subsidiaries of any of its obligations under this Agreement, any other Credit Document or any other instrument or document furnished pursuant hereto;

           (c) such Assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.2 or Section 6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

           (d) such Assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

           (e) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and

           (f) such Assignee agrees that it will perform in accordance with the terms of this Agreement all the obligations which are required to be performed by it as a Lender.

           11.1.3.  Register.  The Agent shall maintain at the Boston Office a
                    --------
register (the "Register") for the recordation of (a) the names and addresses of
               --------
the Lenders and the Assignees which assume rights and obligations pursuant to an assignment under Section 11.1.1, (b) the Percentage Interest of each such Lender as set forth in Exhibit 10.1 and (c) the amount of the Loan and Letter of Credit Exposure owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is registered therein for all purposes as a party to this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          11.1.4.   Acceptance of Assignment and Assumption. Upon its receipt of
                    ---------------------------------------
a completed Assignment and Acceptance executed by an assigning Lender and an Assignee (and any necessary consent of the Agent and the Company) together with the processing and recordation fee referred to in Section 11.1.1 and, to the extent necessary, the Note being assigned, the Agent shall (a) accept such Assignment and Acceptance, (b) record the information contained therein in the Register and (c) give prompt notice thereof to the U.S. Borrower or the Canadian Borrower, as the case may be. Within five Banking Days after receipt of notice, the U.S. Borrower or the Canadian Borrower, as the case may be, at its own expense, shall execute and deliver to the Agent (in exchange for the surrendered Note if such Note must be surrendered or reissued as a result of such assignment) a new Note to the order of such Assignee in a principal amount equal to the applicable Commitment and Loan assumed by it pursuant to such Assignment and Acceptance. If the assigning Lender has retained a Commitment and Loan, its Note shall be deemed to be then outstanding in a principal amount equal to the applicable Commitment and Loan retained by it.

           11.1.5. Federal Reserve Bank. Notwithstanding the foregoing
                   --------------------
     provisions of this Section 11 (without the consent of or notice to the Agent or the Company), any Lender may at any time pledge all or any portion of such Lender's rights under this Agreement and the other Credit Documents to a Federal Reserve Bank or, in the case of any Lender that is a fund, to the trustee of such fund to support the fund's obligations to such trustee; provided, however, that no such pledge or assignment shall release such
     --------  -------
     Lender from such Lender's obligations hereunder or under any other Credit Document.

           11.1.6. Further Assurances. The Company and its Subsidiaries shall
                   ------------------
     sign such documents and take such other actions from time to time reasonably requested by an Assignee to enable it to share in the benefits of the rights created by the Credit Documents.

     11.2. Credit Participants.  Each Lender may, without the consent of the
           -------------------
Company or the Agent, in compliance with applicable laws in connection with such participation, sell to one or more commercial banks, other financial institutions or funds in the business of making or purchasing loans similar to the Credit Obligations (each a "Credit Participant") participations in all or a
                                ------------------
portion of its interests, rights and obligations under this Agreement and the other Credit Documents (including all or a portion of its Commitment, the Loan and Letter of Credit Exposure owing to it and the Note held by it); provided,
                                                                    --------
however, that:
-------

           (a) such Lender's obligations under this Agreement shall remain unchanged;

           (b) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

           (c) the Credit Participant shall be entitled to the benefit of the cost protection provisions contained in Sections 3.2.4, 3.5 and 9, but shall not be entitled to receive any greater payment thereunder than the selling Lender would have been entitled to receive with respect to the interest so sold if such interest had not been sold; and

           (d) the U.S. Borrower or the Canadian Borrower, as the case may be, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and, under any agreements between such Lender and such Credit Participant, such Lender shall retain the sole right as one of the Lenders to vote (and to determine how to vote) with respect to the enforcement of the obligations of the Obligors relating to the Loan and Letter of Credit Exposure and the approval of any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications, consents or waivers described in clause (b) of the proviso to Section 15.1, with respect to which the Credit Participant may determine how to vote).

Each Obligor agrees, to the fullest extent permitted by applicable law, that any Credit Participant and any Lender purchasing a participation from another Lender pursuant to Section 10.5 may exercise all rights of payment (including the right of set-off), with respect to its participation as fully as if such Credit Participant or such Lender were the direct creditor of the Obligors and a Lender hereunder in the amount of such participation.

     11.3. Replacement of Lender.  In the event that any Lender or, to the
           ---------------------
extent applicable, any Credit Participant (the "Affected Lender"):
                                                ---------------

           (a) fails to perform its obligations to fund any portion of the Loan or to issue any Letter of Credit on any Closing Date when required to do so by the terms of the Credit Documents, or fails to provide its portion of any Eurodollar Pricing Option pursuant to Section 3.2.1 or on account of a Legal Requirement as contemplated by Section 3.2.5 or, in the case of the Canadian Lender, fails to provide any portion of the Canadian Loan pursuant to Section 2.3.3;

           (b) demands payment under the provisions of Section 3.5 in an amount materially in excess of the amounts with respect thereto demanded by the other Lenders; or

           (c) refuses to consent to a proposed amendment, modification, waiver or other action requiring consent of the holders of 100% of the Percentage Interests under Section 15.1 that is consented to by Lenders owning at least 90% of the Percentage Interests;

then, so long as no Event of Default exists, the Company shall have the right to seek a replacement lender which is reasonably satisfactory to the Agent (the "Replacement Lender"). The Replacement Lender shall purchase the interests of
-------------------
the Affected Lender in the Loan, Letters of Credit and its Commitment and shall assume the obligations of the Affected Lender hereunder and under the other Credit Documents upon execution by the Replacement Lender of an Assignment and Acceptance and the tender by it to the Affected Lender of a purchase price agreed between it and the Affected Lender (or, if they are unable to agree, a purchase price in the amount of the Affected Lender's Percentage Interest in the Loan and Letter of Credit Exposure, or appropriate credit support for contingent amounts included therein, and all other outstanding Credit Obligations then owed to the Affected Lender). No assignment fee pursuant to Section 11.1.1(ii) shall be required in connection with such assignment. Such assignment by any

Affected Lender who has performed its obligations hereunder shall be deemed an early termination of any Eurodollar Pricing Option to the extent of such Affected Lender's portion thereof, and the U.S. Borrower will pay to such Affected Lender any resulting amounts due under Section 3.2.4. Upon consummation of such assignment, the Replacement Lender shall become party to this Agreement as a signatory hereto and shall have all the rights and obligations of the Affected Lender under this Agreement and the other Credit Documents with a Percentage Interest equal to the Percentage Interest of the Affected Lender, the Affected Lender shall be released from its obligations hereunder and under the other Credit Documents, and no further consent or action by any party shall be required. Upon the consummation of such assignment, the U.S. Borrower or the Canadian Borrower, as the case may be, the Agent and the Affected Lender shall make appropriate arrangements so that a new Note is issued to the Replacement Lender if it has acquired a portion of the Loan. The U.S. Borrower or the Canadian Borrower, as the case may be, and the Guarantors shall sign such documents and take such other actions reasonably requested by the Replacement Lender to enable it to share in the benefits of the rights created by the Credit Documents. Until the consummation of an assignment in accordance with the foregoing provisions of this Section 11.3, the U.S. Borrower or the Canadian Borrower, as the case may be, shall continue to pay to the Affected Lender any Credit Obligations as they become due and payable.

12.  Confidentiality.  Each Lender will make no disclosure of confidential
     ---------------
information furnished to it by the Company or any of its Subsidiaries unless such information shall have become public, except:

           (a) in connection with operations under or the enforcement of this Agreement or any other Credit Document to Persons who have a reasonable need to be furnished such confidential information and who agree to comply with the restrictions contained in this Section 12 with respect to such information;

           (b) pursuant to any statutory or regulatory requirement or any mandatory court order, subpoena or other legal process;

           (c) to any parent or corporate Affiliate of such Lender or to any Credit Participant, proposed Credit Participant or proposed Assignee; provided, however, that any such Person shall agree to comply with the
     --------  -------
     restrictions set forth in this Section 12 with respect to such information;

           (d) to its independent counsel, auditors and other professional advisors with an instruction to such Person to keep such information confidential; and

           (e)   with the prior written consent of the Company, to any other
     Person.

13.  Foreign Lenders.  If any Lender (other than the Canadian Lender) is not
     ---------------
created or organized in, or under the laws of, the United States of America or any state thereof, such Lender shall deliver to the U.S. Borrower or the Canadian Borrower, as the case may be, and the Agent the forms described in one of the following two clauses (or the equivalent thereof required under Canadian law):

           (a) Two fully completed and duly executed United States Internal Revenue Service Form 1001 or 4224 or any successor form, as the case may be, certifying that such Lender is entitled to receive payments of the Credit Obligations payable to it without deduction or withholding of any United States federal income taxes; or

           (b) A statement, executed by such Lender under penalty of perjury, certifying that such Lender is not a "bank" within the meaning of section 881(c)(3)(A) of the Code and two fully completed and duly executed United States Internal Revenue Service Forms W-8 or any successor form, certifying that such Lender is not a "United States person" within the meaning of section 7701(a)(30) of the Code.

Each Lender that delivers any form or statement pursuant to this Section 13 further undertakes to renew such forms and statements by delivering to the U.S. Borrower or the Canadian Borrower, as the case may be, and the Agent any updated form, successor form or other certification, as the case may be, on or before the date that any form or statement previously delivered pursuant to this
Section 13 expires or becomes obsolete or after the occurrence of any event requiring a change in such most recent form or statement. If at any time the U.S. Borrower or the Canadian Borrower, as the case may be, and the Agent have not received all forms and statements (including any renewals thereof) required to be provided by any Lender pursuant to this Section 13, Section 3.5 shall not apply with respect to any amount of United States federal income taxes required to be withheld from payments of the Credit Obligations to such Lender.

14.  Notices.  Except as otherwise specified in this Agreement or any other
     -------
Credit Document, any notice required to be given pursuant to this Agreement or any other Credit Document shall be given in writing. Any notice, consent, approval, demand or other communication in connection with this Agreement or any other Credit Document shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answer back) or (b) in the case of a letter, unless actual receipt of the notice is required by any Credit Document five days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Company or any of its Subsidiaries, to it at its address set forth in Exhibit 7.1 (as supplemented pursuant to Sections 6.4.1 and 6.4.2), to the attention of the chief financial officer.

     If to any Lender or the Agent, to it at its address set forth on the signature pages of this Agreement or in the Register, with a copy to the Agent.

15.  Amendments, Consents, Waivers, etc.
     ----------------------------------

     15.1  Lender Consents for Amendments.  Except as otherwise set forth
           ------------------------------
herein, the Agent may (and upon the written request of the Required Lenders the Agent shall) take or refrain from taking any action under this Agreement or any other Credit Document, including giving its written consent to any modification of or amendment to and waiving in writing compliance with any covenant or condition in this Agreement or any other Credit Document (other than an Interest Rate Protection Agreement) or any Default or Event of Default, all of which actions shall be binding upon all of the Lenders; provided, however, that:
                                                  --------  -------

           (a) Except as provided below, without the written consent of the Lenders owning at least two-thirds of the Percentage Interests (disregarding the Percentage Interest of any Delinquent Lender during the existence of a Delinquency Period or of any Nonperforming Lender so long as such Lender is treated equally with the other Lenders with respect to any actions enumerated below), no written modification of, amendment to, consent with respect to, waiver of compliance with or waiver of a Default under, any of the Credit Documents (other than an Interest Rate Protection Agreement) shall be made.

           (b) Without the written consent of such Lenders as own 100% of the Percentage Interests (disregarding the Percentage Interest of any Delinquent Lender during the existence of a Delinquency Period or of any Nonperforming Lender so long as such Lender is treated equally with the other Lenders with respect to any actions enumerated below):

               (i) None of the conditions specified in Section 5 shall be amended, waived or modified.

               (ii) No release of all or substantially all of the Credit Security or release of either Borrower or any material Guarantor shall be made (in any event, without the written consent of the Lenders, the Agent may release particular items of Credit Security or particular Guarantors in dispositions permitted by Section 6.11, as modified by amendments thereto approved by the Required Lenders, and may release all Credit Security pursuant to Section 16.1 upon payment in full of the Credit Obligations and termination of the Commitments).

               (iii) No incurrence or existence of any Lien on all or substantially all of the Credit Security shall be permitted (other than Liens securing the Credit Obligations).

               (iv) No alteration shall be made of the Lenders' rights of set-off contained in Section 8.2.4.

               (v) No amendment to or modification of this Section 15.1 or the definition of "Required Lenders" shall be made.

          (c) Without the written consent of each Lender that is directly affected thereby, together with such Lenders as own at least a majority of the Percentage Interests (disregarding the Percentage Interest of any Delinquent Lender during the existence of a Delinquency Period or of any Nonperforming Lender so long as such Lender is treated equally with the other Lenders with respect to any actions enumerated below):

               (i) No reduction shall be made in (A) the amount of principal of the Loan owing to such Lender or reimbursement obligations for payments made under Letters of Credit payable or participated to such Lender, (B) the interest rate on the portion of the Loan owing to such Lender or (C) the Letter of Credit fees or commitment fees owing to such Lender with respect to the credit facility provided herein (other than amendments and waivers approved by the Required Lenders that modify defined terms used in calculating the Applicable Margin or Consolidated Excess Cash Flow or that waive an increase in the Applicable Rate as a result of an Event of Default).

               (ii) No change shall be made in the stated, scheduled time of payment of any portion of the Loan owing to such Lender or interest thereon or reimbursement of payments made under Letters of Credit or fees relating to any of the foregoing payable to such Lender and no waiver shall be made of any Default under Section 8.1.1 with respect to such Lender (other than amendments and waivers approved by the Required Lenders that modify defined terms used in calculating the Applicable Margin or Consolidated Excess Cash Flow).

               (iii) No increase shall be made in the amount, or extension of the term, of the stated Commitments of such Lender beyond that provided for under Section 2.

          (d) Without the written consent of such Lenders owning at least a majority of the Percentage Interests in a particular Tranche (disregarding the Percentage Interest of any Delinquent Lender during the existence of a Delinquency Period or of any Nonperforming Lender so long as such Lender is treated equally with the other Lenders with respect to any actions enumerated below) voting as a separate class, no change may be made in the allocation of mandatory prepayments under Section 4.2 between the respective Tranches.

          (e) Without the written consent of the Agent, no amendment or modification of any Credit Document shall affect the rights or duties of the Agent under the Credit Documents.

           (f) Without the written consent of a Letter of Credit Issuer, no amendment or modification of any Credit Document shall affect the rights or duties of such Letter of Credit Issuer under the Credit Documents.

           (g) Without the written consent of the Canadian Lender, no amendment or modification of any Credit Document shall affect the rights or duties of the Canadian Lender under the Credit Documents.

     15.2. Course of Dealing; No Implied Waivers.  No course of dealing between
           -------------------------------------
any Lender or the Agent, on one hand, and either of the Borrowers or any other Obligor, on the other hand, shall operate as a waiver of any of the Lenders' or the Agent's rights under this Agreement or any other Credit Document or with respect to the Credit Obligations. In particular, no delay or omission on the part of any Lender or the Agent in exercising any right under this Agreement or any other Credit Document or with respect to the Credit Obligations shall operate as a waiver of such right or any other right hereunder or thereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. No waiver, consent or amendment with respect to this Agreement or any other Credit Document shall be binding unless it is in writing and signed by the Agent or the Required Lenders.

16.  General Provisions.
     ------------------

     16.1. Defeasance.  When all Credit Obligations have been paid, performed
           ----------
and reasonably determined by the Agent to have been discharged in full, and if at the time no Lender continues to be committed to extend any credit to the Company hereunder or under any other Credit Document, this Agreement and the other Credit Documents shall terminate and, at the Company's written request, accompanied by such certificates and other items as the Agent shall reasonably deem necessary, the Credit Security shall revert to the Obligors and the right, title and interest of the Agent and the Lenders therein shall terminate. Thereupon, on the Obligors' demand and at their cost and expense, the Agent shall execute proper instruments, acknowledging satisfaction of and discharging this Agreement and the other Credit Documents, and shall redeliver to the Obligors any Credit Security then in its possession; provided, however, that
                                                     --------  -------
Sections 3.2.4, 3.5, 9, 10.7.7, 10.10, 12 and 16 shall survive the termination of this Agreement.

     16.2. No Strict Construction.  The parties have participated jointly in the
           ----------------------
negotiation and drafting of this Agreement and the other Credit Documents with counsel sophisticated in financing transactions. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Credit Documents shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement and the other Credit Documents.

     16.3. Certain Obligor Acknowledgments.  Each of the Borrowers and the other
           -------------------------------
Obligors acknowledges that:

           (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;

           (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Obligors arising out of or in connection with this Agreement or any other Credit Document, and the relationship between the Agent and Lenders, on one hand, and the Obligors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

           (c) no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Obligors and the Lenders.

     16.4. Venue; Service of Process; Certain Waivers.  Each of the Borrowers,
           ------------------------------------------
the other Obligors, the Agent and the Lenders:

           (a) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or thereof;

           (b) Waives to the extent not prohibited by applicable law that cannot be waived, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court;

           (c) Consents to service of process in any such proceeding in any manner at the time permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 14 is reasonably calculated to give actual notice; and

           (d) Waives to the extent not prohibited by applicable law that cannot be waived any right it may have to claim or recover in any such proceeding any special, exemplary, punitive or consequential damages.

     16.5. WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW
           --------------------
THAT CANNOT BE WAIVED, EACH OF THE BORROWERS, THE OTHER OBLIGORS, THE AGENT AND THE LENDERS WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE LENDERS, THE AGENT, THE BORROWERS OR ANY OTHER OBLIGOR IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT OR OTHERWISE. Each of the Borrowers and the other Obligors acknowledges that it has been informed by the Agent that the foregoing sentence constitutes a material inducement upon which each of the Lenders has relied and will rely in entering into this Agreement and any other Credit Document. Any Lender, the Agent, the Borrowers or any other Obligor may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the Borrowers, the other Obligors, the Agent and the Lenders to the waiver of their rights to trial by jury.

     16.6. Interpretation; Governing Law; etc.  Time is (and shall be) of the
           ----------------------------------
essence in this Agreement and the other Credit Documents. All covenants, agreements, representations and warranties made in this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by any Lender on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous understandings and agreements, whether written or oral. This Agreement may be executed in any number of counterparts which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

                [THE REST OF THIS PAGE IS INTENTIONALLY BLANK.]

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                         WESTOWER CORPORATION


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer


                         WESTOWER HOLDINGS LTD.


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Secretary


                         WESTOWER COMMUNICATIONS LTD.


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer


                         MJA COMMUNICATIONS CORP.


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Secretary


                         NATIONAL TOWER SERVICE LTD.


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer


                         RALPH'S RADIO INC.


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer

                         344813 ALBERTA LTD.


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer


                         WESTERN TELECOM CONSTRUCTION LTD


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer

                         WESTOWER COMMUNICATIONS INC.


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer

                         WESTOWER LEASING CANADA INC.


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer

                         WTC HOLDINGS INC.


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer

                         WTC LEASING LTD. PARTNERSHIP
                         By 582570 ALBERTA LTD., its general partner


                         By /s/ Peter Lucas
                            --------------------------------------
                            Title: Chief Financial Officer

                         3479021 CANADA INC.


                         By /s/ Peter Lucas
                            --------------------------------
                            Title: Chief Financial Officer

                         BANKBOSTON, N.A.


                         By /s/ Lenny Mason
                            -------------------------------
                            Title: Vice President

                            BANKBOSTON, N.A.
                            Media & Communications Division
                            100 Federal Street
                            Boston, Massachusetts  02110
                            Telecopy: (617) 434-3401
                            Telex:  940581


                         PARIBAS


                         By /s/ Salo Aizendero
                            -------------------------------
                            Title: Vice President


                         By /s/ William B. Schink
                            -------------------------------
                            Title: Director

                            PARIBAS
                            787 Seventh Avenue
                            New York, NY  10019


                         PARIBAS BANK OF CANADA


                         By /s/ James Goodall
                            -------------------------------
                            Title: Managing Director


                         By /s/ William R. Jeffrey
                            -------------------------------
                            Title: Director

                            PARIBAS BANK OF CANADA
                            Royal Trust Tower
                            Suite 4100
                            TD Center
                            Toronto, Ontario  M5K 1N8



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

                         FLEET NATIONAL BANK


                         By /s/ Tanya M. Crossley
                            -------------------------------------
                            Title: Vice President

                            FLEET NATIONAL BANK
                            1185 Avenue of the Americas, 16th Floor
                            New York, NY  10036


                         U.S. BANK NATIONAL ASSOCIATION


                         By Thomas G. Gunder
                            -------------------------------------
                            Title: Vice President

                            U.S. BANK NATIONAL ASSOCIATION
                            1420 5th Avenue, 10th Floor
                            Seattle, WA  98101


                         UNION BANK OF CALIFORNIA, N.A.


                         By /s/ Michael K. McShane
                            -------------------------------------
                            Title: Senior Vice President

                            UNION BANK OF CALIFORNIA, N.A.
                            445 Figueroa Street, 15th Floor
                            Los Angeles, CA  90071


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